UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-06563

Calvert World Values Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Suite 200, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2024

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Calvert Emerging Markets Advancement Fund

Class A CEFAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Emerging Markets Advancement Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$136	1.22%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index (the Index):

↓ The Fund’s underweight exposure to China detracted most from Index-relative returns as direct Chinese government intervention helped drive market rallies

↓ An underweight exposure to Taiwan ― in particular its largest stock, Taiwan Semiconductor Manufacturing Co. ― detracted from Index-relative returns as the Fund sought to enhance its level of portfolio diversification

↓ The Fund’s underweight exposure to India ― based on the country’s high valuations ― detracted from returns as the Indian market soared despite its lofty prices

↑ An overweight exposure to Greece contributed most to returns as government reforms took hold, the country’s debt rating improved, and its growth accelerated

↑ The Fund’s overweight exposure to Poland aided performance as the election of a pro-European coalition promised a more favorable business environment

↑ An overweight exposure to South Korea early in the period ― later followed by an underweight reallocation ― helped as a rally based on shareholder-friendly actions and a rise in the country’s technology exports shifted course

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI Emerging Markets Index	Calvert Emerging Markets Responsible Index
10/19	$9,475	$10,000	$10,000
11/19	$9,835	$11,676	$10,405
12/19	$10,457	$12,547	$11,153
1/20	$9,971	$11,962	$10,667
2/20	$9,533	$11,331	$10,152
3/20	$8,047	$9,586	$8,529
4/20	$8,571	$10,464	$9,348
5/20	$8,714	$10,544	$9,439
6/20	$9,219	$11,319	$10,192
7/20	$9,876	$12,331	$11,120
8/20	$10,219	$12,603	$11,389
9/20	$10,133	$12,401	$11,231
10/20	$10,228	$12,657	$11,494
11/20	$11,247	$13,827	$12,565
12/20	$12,037	$14,844	$13,426
1/21	$12,409	$15,299	$13,863
2/21	$12,524	$15,416	$14,002
3/21	$12,305	$15,183	$13,733
4/21	$12,571	$15,561	$14,141
5/21	$12,562	$15,922	$14,398
6/21	$12,762	$15,950	$14,459
7/21	$12,009	$14,876	$13,435
8/21	$12,266	$15,266	$13,821
9/21	$11,809	$14,659	$13,170
10/21	$12,181	$14,803	$13,226
11/21	$11,904	$14,200	$12,696
12/21	$12,043	$14,467	$12,893
1/22	$12,063	$14,193	$12,603
2/22	$11,953	$13,769	$12,248
3/22	$11,684	$13,458	$12,088
4/22	$11,345	$12,709	$11,373
5/22	$11,495	$12,765	$11,479
6/22	$10,708	$11,917	$10,520
7/22	$10,748	$11,887	$10,607
8/22	$10,778	$11,937	$10,672
9/22	$9,752	$10,538	$9,452
10/22	$9,971	$10,210	$9,252
11/22	$10,648	$11,725	$10,671
12/22	$10,193	$11,560	$10,503
1/23	$10,948	$12,473	$11,293
2/23	$10,528	$11,664	$10,616
3/23	$10,518	$12,017	$10,841
4/23	$10,539	$11,881	$10,760
5/23	$10,413	$11,682	$10,680
6/23	$10,959	$12,125	$11,124
7/23	$11,557	$12,880	$11,776
8/23	$10,990	$12,087	$11,037
9/23	$10,549	$11,770	$10,732
10/23	$10,077	$11,313	$10,336
11/23	$11,032	$12,219	$11,304
12/23	$11,355	$12,696	$11,774
1/24	$11,182	$12,107	$11,146
2/24	$11,755	$12,683	$11,646
3/24	$12,058	$12,997	$11,961
4/24	$12,079	$13,055	$11,875
5/24	$12,036	$13,129	$12,004
6/24	$12,469	$13,647	$12,486
7/24	$12,728	$13,687	$12,470
8/24	$12,880	$13,908	$12,766
9/24	$12,928	$13,258	$13,627

Average Annual Total Returns (%)

AATR	1 Year	Since 10/1/19 (Inception)
Class A	22.50%	6.40%
Class A with 5.25% Maximum Sales Charge	16.03%	5.27%
MSCI Emerging Markets Index (net of foreign withholding taxes)	26.05%	5.80%
Calvert Emerging Markets Responsible IndexFootnote Reference1	26.73%	6.38%
Footnote	Description
Footnote[1]	Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment and are selected from the 1,000 largest companies by market capitalization that are located in or tied economically to countries that the Adviser has classified as emerging market countries.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$91,259,604
# of Portfolio Holdings	285
Portfolio Turnover Rate	76%
Total Advisory Fees Paid	$392,624

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Greece
17.4%
India
15.9%
Taiwan
13.3%
United Arab Emirates
10.1%
Poland
9.1%
Malaysia
6.4%
Thailand
5.2%
South Africa
4.9%
Georgia
4.4%
Cyprus
3.5%
Other
9.8%

Value	Value
Other	9.8%
Cyprus	3.5%
Georgia	4.4%
South Africa	4.9%
Thailand	5.2%
Malaysia	6.4%
Poland	9.1%
United Arab Emirates	10.1%
Taiwan	13.3%
India	15.9%
Greece	17.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Bank of Cyprus Holdings PLC	3.5%
Aldar Properties PJSC	3.5%
Emirates Telecommunications Group Co. PJSC	3.3%
National Bank of Greece SA	2.8%
Public Power Corp. SA	2.5%
Eurobank Ergasias Services & Holdings SA, Class A	2.5%
Nova Ljubljanska Banka DD GDR	2.4%
FPT Corp.	2.0%
Piraeus Financial Holdings SA	1.9%
Total	29.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CEFAX-TSR-AR

Calvert Emerging Markets Advancement Fund

Class I CEFIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Emerging Markets Advancement Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$108	0.97%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index (the Index):

↓ The Fund’s underweight exposure to China detracted most from Index-relative returns as direct Chinese government intervention helped drive market rallies

↓ An underweight exposure to Taiwan ― in particular its largest stock, Taiwan Semiconductor Manufacturing Co. ― detracted from Index-relative returns as the Fund sought to enhance its level of portfolio diversification

↓ The Fund’s underweight exposure to India ― based on the country’s high valuations ― detracted from returns as the Indian market soared despite its lofty prices

↑ An overweight exposure to Greece contributed most to returns as government reforms took hold, the country’s debt rating improved, and its growth accelerated

↑ The Fund’s overweight exposure to Poland aided performance as the election of a pro-European coalition promised a more favorable business environment

↑ An overweight exposure to South Korea early in the period ― later followed by an underweight reallocation ― helped as a rally based on shareholder-friendly actions and a rise in the country’s technology exports shifted course

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI Emerging Markets Index	Calvert Emerging Markets Responsible Index
10/19	$1,000,000	$1,000,000	$1,000,000
11/19	$1,038,997	$1,167,595	$1,040,479
12/19	$1,104,599	$1,254,704	$1,115,295
1/20	$1,053,341	$1,196,217	$1,066,749
2/20	$1,007,108	$1,133,136	$1,015,169
3/20	$850,310	$958,608	$852,868
4/20	$905,587	$1,046,391	$934,757
5/20	$920,665	$1,054,428	$943,894
6/20	$973,933	$1,131,938	$1,019,217
7/20	$1,043,282	$1,233,090	$1,112,044
8/20	$1,080,469	$1,260,347	$1,138,875
9/20	$1,071,420	$1,240,132	$1,123,137
10/20	$1,082,481	$1,265,682	$1,149,434
11/20	$1,190,031	$1,382,742	$1,256,496
12/20	$1,274,099	$1,484,392	$1,342,632
1/21	$1,313,350	$1,529,900	$1,386,342
2/21	$1,326,427	$1,541,602	$1,400,170
3/21	$1,302,282	$1,518,320	$1,373,293
4/21	$1,331,471	$1,556,123	$1,414,052
5/21	$1,330,469	$1,592,210	$1,439,842
6/21	$1,352,610	$1,594,954	$1,445,864
7/21	$1,272,102	$1,487,616	$1,343,501
8/21	$1,300,281	$1,526,554	$1,382,068
9/21	$1,251,974	$1,465,888	$1,317,005
10/21	$1,291,224	$1,480,346	$1,322,646
11/21	$1,263,044	$1,420,017	$1,269,581
12/21	$1,277,709	$1,446,662	$1,289,331
1/22	$1,279,814	$1,419,278	$1,260,272
2/22	$1,268,237	$1,376,855	$1,224,775
3/22	$1,239,820	$1,345,758	$1,208,783
4/22	$1,205,088	$1,270,898	$1,137,318
5/22	$1,220,875	$1,276,494	$1,147,913
6/22	$1,136,677	$1,191,671	$1,051,988
7/22	$1,142,992	$1,188,744	$1,060,700
8/22	$1,145,097	$1,193,707	$1,067,201
9/22	$1,036,691	$1,053,766	$945,207
10/22	$1,059,846	$1,021,048	$925,212
11/22	$1,131,415	$1,172,488	$1,067,075
12/22	$1,084,596	$1,156,008	$1,050,349
1/23	$1,165,636	$1,247,288	$1,129,285
2/23	$1,121,231	$1,166,411	$1,061,596
3/23	$1,119,010	$1,201,738	$1,084,099
4/23	$1,121,231	$1,188,119	$1,075,958
5/23	$1,109,019	$1,168,163	$1,068,007
6/23	$1,167,856	$1,212,518	$1,112,442
7/23	$1,231,133	$1,287,999	$1,177,642
8/23	$1,171,186	$1,208,658	$1,103,749
9/23	$1,124,561	$1,177,049	$1,073,205
10/23	$1,073,495	$1,131,315	$1,033,588
11/23	$1,175,627	$1,221,854	$1,130,363
12/23	$1,210,203	$1,269,621	$1,177,352
1/24	$1,191,866	$1,210,668	$1,114,570
2/24	$1,253,752	$1,268,263	$1,164,620
3/24	$1,286,986	$1,299,690	$1,196,051
4/24	$1,289,278	$1,305,505	$1,187,512
5/24	$1,284,694	$1,312,879	$1,200,443
6/24	$1,331,681	$1,364,663	$1,248,573
7/24	$1,359,186	$1,368,725	$1,247,015
8/24	$1,375,230	$1,390,823	$1,276,608
9/24	$1,380,964	$1,325,807	$1,362,750

Average Annual Total Returns (%)

AATR	1 Year	Since 10/1/19 (Inception)
Class I	22.80%	6.66%
MSCI Emerging Markets Index (net of foreign withholding taxes)	26.05%	5.80%
Calvert Emerging Markets Responsible IndexFootnote Reference1	26.73%	6.38%
Footnote	Description
Footnote[1]	Index is composed of companies that operate their businesses in a manner that is consistent with The Calvert Principles for Responsible Investment and are selected from the 1,000 largest companies by market capitalization that are located in or tied economically to countries that the Adviser has classified as emerging market countries.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$91,259,604
# of Portfolio Holdings	285
Portfolio Turnover Rate	76%
Total Advisory Fees Paid	$392,624

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	9.8%
Cyprus	3.5%
Georgia	4.4%
South Africa	4.9%
Thailand	5.2%
Malaysia	6.4%
Poland	9.1%
United Arab Emirates	10.1%
Taiwan	13.3%
India	15.9%
Greece	17.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Bank of Cyprus Holdings PLC	3.5%
Aldar Properties PJSC	3.5%
Emirates Telecommunications Group Co. PJSC	3.3%
National Bank of Greece SA	2.8%
Public Power Corp. SA	2.5%
Eurobank Ergasias Services & Holdings SA, Class A	2.5%
Nova Ljubljanska Banka DD GDR	2.4%
FPT Corp.	2.0%
Piraeus Financial Holdings SA	1.9%
Total	29.8%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CEFIX-TSR-AR

Calvert Emerging Markets Equity Fund

Class A CVMAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Emerging Markets Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$143	1.28%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index (the Index):

↓ An underweight position in Alibaba Group Holding Ltd. hurt returns as Chinese e-commerce benefited from government stimulus. The stock was sold by period-end

↓ An overweight position in Samsung Electronics Co., a leading memory chipmaker, detracted from returns relative to the Index as analysts forecasted a slowdown in demand for smartphones and PCs

↓ An overweight position in Shenzhen Inovance Technology Co., an industrial automation firm, detracted from returns relative to the Index due to a downturn in demand for solar-driven products as well as competitive pricing pressures

↑ Taiwan Semiconductor Manufacturing Co. contributed to returns as its technological leadership was seen as key for AI semiconductors

↑ Micron Technology, Inc., a maker of computer memory and data storage products, helped returns as price hikes for memory chips led to strong sales and earnings

↑ An allocation to Lotes Co., a supplier of connectors and sockets, aided returns on solid revenue and gross margins driven by demand for PCs and server sockets

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI Emerging Markets Index
9/14	$9,475	$10,000
10/14	$9,727	$10,118
11/14	$9,720	$10,011
12/14	$9,303	$9,550
1/15	$9,482	$9,607
2/15	$9,683	$9,904
3/15	$9,653	$9,763
4/15	$10,116	$10,514
5/15	$10,086	$10,093
6/15	$9,668	$9,831
7/15	$9,206	$9,150
8/15	$8,363	$8,322
9/15	$8,131	$8,072
10/15	$8,683	$8,648
11/15	$8,616	$8,310
12/15	$8,579	$8,125
1/16	$8,157	$7,598
2/16	$8,105	$7,585
3/16	$8,918	$8,589
4/16	$8,850	$8,636
5/16	$8,684	$8,314
6/16	$8,895	$8,646
7/16	$9,264	$9,081
8/16	$9,459	$9,307
9/16	$9,738	$9,426
10/16	$9,715	$9,449
11/16	$9,264	$9,014
12/16	$9,141	$9,034
1/17	$9,580	$9,528
2/17	$9,814	$9,820
3/17	$10,283	$10,068
4/17	$10,616	$10,288
5/17	$11,101	$10,592
6/17	$11,350	$10,699
7/17	$11,827	$11,337
8/17	$12,311	$11,590
9/17	$12,357	$11,544
10/17	$12,675	$11,948
11/17	$12,697	$11,972
12/17	$13,181	$12,402
1/18	$14,105	$13,436
2/18	$13,499	$12,816
3/18	$13,461	$12,578
4/18	$12,999	$12,522
5/18	$12,582	$12,078
6/18	$11,953	$11,577
7/18	$12,142	$11,831
8/18	$11,915	$11,511
9/18	$11,786	$11,450
10/18	$10,831	$10,453
11/18	$11,412	$10,884
12/18	$11,130	$10,595
1/19	$12,039	$11,523
2/19	$12,138	$11,549
3/19	$12,375	$11,646
4/19	$12,742	$11,891
5/19	$11,687	$11,028
6/19	$12,535	$11,716
7/19	$12,382	$11,573
8/19	$11,962	$11,009
9/19	$12,260	$11,219
10/19	$12,772	$11,692
11/19	$12,810	$11,676
12/19	$13,624	$12,547
1/20	$12,917	$11,962
2/20	$12,388	$11,331
3/20	$10,400	$9,586
4/20	$11,283	$10,464
5/20	$11,459	$10,544
6/20	$12,526	$11,319
7/20	$13,731	$12,331
8/20	$14,291	$12,603
9/20	$14,077	$12,401
10/20	$14,530	$12,657
11/20	$15,819	$13,827
12/20	$16,969	$14,844
1/21	$17,300	$15,299
2/21	$17,600	$15,416
3/21	$17,369	$15,183
4/21	$17,385	$15,561
5/21	$17,654	$15,922
6/21	$17,608	$15,950
7/21	$16,699	$14,876
8/21	$16,946	$15,266
9/21	$16,145	$14,659
10/21	$16,307	$14,803
11/21	$15,560	$14,200
12/21	$15,670	$14,467
1/22	$15,562	$14,193
2/22	$14,697	$13,769
3/22	$14,218	$13,458
4/22	$13,052	$12,709
5/22	$13,021	$12,765
6/22	$12,094	$11,917
7/22	$12,450	$11,887
8/22	$12,434	$11,937
9/22	$11,013	$10,538
10/22	$10,812	$10,210
11/22	$12,558	$11,725
12/22	$12,104	$11,560
1/23	$13,361	$12,473
2/23	$12,251	$11,664
3/23	$12,639	$12,017
4/23	$12,445	$11,881
5/23	$12,080	$11,682
6/23	$12,593	$12,125
7/23	$13,222	$12,880
8/23	$12,329	$12,087
9/23	$11,809	$11,770
10/23	$11,428	$11,313
11/23	$12,251	$12,219
12/23	$12,646	$12,696
1/24	$12,051	$12,107
2/24	$12,513	$12,683
3/24	$12,896	$12,997
4/24	$12,888	$13,055
5/24	$13,123	$13,129
6/24	$13,576	$13,647
7/24	$13,639	$13,687
8/24	$13,655	$13,908
9/24	$14,553	$14,837

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	23.25%	3.49%	4.38%
Class A with 5.25% Maximum Sales Charge	16.80%	2.38%	3.82%
MSCI Emerging Markets Index (net of foreign withholding taxes)	26.05%	5.74%	4.02%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,486,454,881
# of Portfolio Holdings	61
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$11,919,013

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

China
24.1%
Taiwan
15.9%
India
14.9%
South Korea
10.8%
South Africa
5.4%
Brazil
5.1%
Hong Kong
4.7%
Hungary
3.1%
Singapore
2.5%
Canada
2.2%
Other
11.3%

Value	Value
Other	11.3%
Canada	2.2%
Singapore	2.5%
Hungary	3.1%
Hong Kong	4.7%
Brazil	5.1%
South Africa	5.4%
South Korea	10.8%
India	14.9%
Taiwan	15.9%
China	24.1%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	9.1%
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.4%
HDFC Bank Ltd.	3.1%
Richter Gedeon Nyrt	3.1%
Itausa SA, PFC Shares	2.9%
ICICI Bank Ltd.	2.9%
Infosys Ltd.	2.8%
KB Financial Group, Inc.	2.4%
NARI Technology Co. Ltd., Class A	2.3%
Total	39.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2025 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

In September 2024, the Fund's Board of Directors approved the termination of the investment sub-advisory agreement between Calvert Research and Management (CRM) and Hermes Investment Management Limited, which is expected to be effective November 11, 2024. CRM will continue to serve as the Fund's investment adviser.

Effective November 11, 2024, the Fund revised its responsible investing criteria to follow the Calvert Principles for Responsible Investment.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CVMAX-TSR-AR

Calvert Emerging Markets Equity Fund

Class C CVMCX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Emerging Markets Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$226	2.03%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index (the Index):

↓ An underweight position in Alibaba Group Holding Ltd. hurt returns as Chinese e-commerce benefited from government stimulus. The stock was sold by period-end

↓ An overweight position in Samsung Electronics Co., a leading memory chipmaker, detracted from returns relative to the Index as analysts forecasted a slowdown in demand for smartphones and PCs

↓ An overweight position in Shenzhen Inovance Technology Co., an industrial automation firm, detracted from returns relative to the Index due to a downturn in demand for solar-driven products as well as competitive pricing pressures

↑ Taiwan Semiconductor Manufacturing Co. contributed to returns as its technological leadership was seen as key for AI semiconductors

↑ Micron Technology, Inc., a maker of computer memory and data storage products, helped returns as price hikes for memory chips led to strong sales and earnings

↑ An allocation to Lotes Co., a supplier of connectors and sockets, aided returns on solid revenue and gross margins driven by demand for PCs and server sockets

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI Emerging Markets Index
9/14	$10,000	$10,000
10/14	$10,260	$10,118
11/14	$10,245	$10,011
12/14	$9,793	$9,550
1/15	$9,975	$9,607
2/15	$10,181	$9,904
3/15	$10,141	$9,763
4/15	$10,616	$10,514
5/15	$10,576	$10,093
6/15	$10,133	$9,831
7/15	$9,642	$9,150
8/15	$8,748	$8,322
9/15	$8,502	$8,072
10/15	$9,072	$8,648
11/15	$9,001	$8,310
12/15	$8,955	$8,125
1/16	$8,504	$7,598
2/16	$8,448	$7,585
3/16	$9,288	$8,589
4/16	$9,217	$8,636
5/16	$9,035	$8,314
6/16	$9,249	$8,646
7/16	$9,629	$9,081
8/16	$9,827	$9,307
9/16	$10,113	$9,426
10/16	$10,081	$9,449
11/16	$9,605	$9,014
12/16	$9,468	$9,034
1/17	$9,920	$9,528
2/17	$10,151	$9,820
3/17	$10,635	$10,068
4/17	$10,968	$10,288
5/17	$11,460	$10,592
6/17	$11,722	$10,699
7/17	$12,198	$11,337
8/17	$12,690	$11,590
9/17	$12,730	$11,544
10/17	$13,055	$11,948
11/17	$13,063	$11,972
12/17	$13,555	$12,402
1/18	$14,492	$13,436
2/18	$13,865	$12,816
3/18	$13,817	$12,578
4/18	$13,333	$12,522
5/18	$12,897	$12,078
6/18	$12,246	$11,577
7/18	$12,436	$11,831
8/18	$12,190	$11,511
9/18	$12,047	$11,450
10/18	$11,071	$10,453
11/18	$11,652	$10,884
12/18	$11,357	$10,595
1/19	$12,282	$11,523
2/19	$12,369	$11,549
3/19	$12,600	$11,646
4/19	$12,975	$11,891
5/19	$11,891	$11,028
6/19	$12,744	$11,716
7/19	$12,584	$11,573
8/19	$12,146	$11,009
9/19	$12,449	$11,219
10/19	$12,959	$11,692
11/19	$12,983	$11,676
12/19	$13,796	$12,547
1/20	$13,070	$11,962
2/20	$12,528	$11,331
3/20	$10,512	$9,586
4/20	$11,405	$10,464
5/20	$11,572	$10,544
6/20	$12,640	$11,319
7/20	$13,852	$12,331
8/20	$14,401	$12,603
9/20	$14,178	$12,401
10/20	$14,632	$12,657
11/20	$15,915	$13,827
12/20	$17,063	$14,844
1/21	$17,382	$15,299
2/21	$17,669	$15,416
3/21	$17,430	$15,183
4/21	$17,430	$15,561
5/21	$17,693	$15,922
6/21	$17,637	$15,950
7/21	$16,713	$14,876
8/21	$16,952	$15,266
9/21	$16,139	$14,659
10/21	$16,290	$14,803
11/21	$15,533	$14,200
12/21	$15,637	$14,467
1/22	$15,517	$14,193
2/22	$14,649	$13,769
3/22	$14,162	$13,458
4/22	$12,991	$12,709
5/22	$12,951	$12,765
6/22	$12,019	$11,917
7/22	$12,369	$11,887
8/22	$12,345	$11,937
9/22	$10,927	$10,538
10/22	$10,719	$10,210
11/22	$12,441	$11,725
12/22	$11,987	$11,560
1/23	$13,222	$12,473
2/23	$12,114	$11,664
3/23	$12,489	$12,017
4/23	$12,297	$11,881
5/23	$11,923	$11,682
6/23	$12,417	$12,125
7/23	$13,039	$12,880
8/23	$12,146	$12,087
9/23	$11,628	$11,770
10/23	$11,245	$11,313
11/23	$12,050	$12,219
12/23	$12,425	$12,696
1/24	$11,835	$12,107
2/24	$12,282	$12,683
3/24	$12,648	$12,997
4/24	$12,632	$13,055
5/24	$12,855	$13,129
6/24	$13,294	$13,647
7/24	$13,349	$13,687
8/24	$13,357	$13,908
9/24	$14,440	$14,837

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	22.34%	2.70%	3.74%
Class C with 1% Maximum Deferred Sales Charge	21.34%	2.70%	3.74%
MSCI Emerging Markets Index (net of foreign withholding taxes)	26.05%	5.74%	4.02%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,486,454,881
# of Portfolio Holdings	61
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$11,919,013

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	11.3%
Canada	2.2%
Singapore	2.5%
Hungary	3.1%
Hong Kong	4.7%
Brazil	5.1%
South Africa	5.4%
South Korea	10.8%
India	14.9%
Taiwan	15.9%
China	24.1%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	9.1%
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.4%
HDFC Bank Ltd.	3.1%
Richter Gedeon Nyrt	3.1%
Itausa SA, PFC Shares	2.9%
ICICI Bank Ltd.	2.9%
Infosys Ltd.	2.8%
KB Financial Group, Inc.	2.4%
NARI Technology Co. Ltd., Class A	2.3%
Total	39.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2025 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

In September 2024, the Fund's Board of Directors approved the termination of the investment sub-advisory agreement between Calvert Research and Management (CRM) and Hermes Investment Management Limited, which is expected to be effective November 11, 2024. CRM will continue to serve as the Fund's investment adviser.

Effective November 11, 2024, the Fund revised its responsible investing criteria to follow the Calvert Principles for Responsible Investment.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CVMCX-TSR-AR

Calvert Emerging Markets Equity Fund

Class I CVMIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Emerging Markets Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$115	1.03%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index (the Index):

↓ An underweight position in Alibaba Group Holding Ltd. hurt returns as Chinese e-commerce benefited from government stimulus. The stock was sold by period-end

↓ An overweight position in Samsung Electronics Co., a leading memory chipmaker, detracted from returns relative to the Index as analysts forecasted a slowdown in demand for smartphones and PCs

↓ An overweight position in Shenzhen Inovance Technology Co., an industrial automation firm, detracted from returns relative to the Index due to a downturn in demand for solar-driven products as well as competitive pricing pressures

↑ Taiwan Semiconductor Manufacturing Co. contributed to returns as its technological leadership was seen as key for AI semiconductors

↑ Micron Technology, Inc., a maker of computer memory and data storage products, helped returns as price hikes for memory chips led to strong sales and earnings

↑ An allocation to Lotes Co., a supplier of connectors and sockets, aided returns on solid revenue and gross margins driven by demand for PCs and server sockets

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI Emerging Markets Index
9/14	$1,000,000	$1,000,000
10/14	$1,027,152	$1,011,791
11/14	$1,027,146	$1,001,089
12/14	$982,979	$954,953
1/15	$1,001,774	$960,677
2/15	$1,024,487	$990,422
3/15	$1,021,359	$976,338
4/15	$1,070,702	$1,051,433
5/15	$1,067,571	$1,009,327
6/15	$1,023,715	$983,113
7/15	$975,152	$914,965
8/15	$885,858	$832,209
9/15	$860,790	$807,173
10/15	$920,319	$864,752
11/15	$913,266	$831,020
12/15	$910,351	$812,495
1/16	$865,151	$759,785
2/16	$859,599	$758,542
3/16	$946,036	$858,918
4/16	$939,689	$863,586
5/16	$922,241	$831,373
6/16	$945,243	$864,600
7/16	$984,104	$908,109
8/16	$1,005,512	$930,677
9/16	$1,035,641	$942,644
10/16	$1,033,267	$944,892
11/16	$985,688	$901,398
12/16	$972,553	$903,388
1/17	$1,019,743	$952,824
2/17	$1,044,532	$981,992
3/17	$1,095,723	$1,006,781
4/17	$1,130,919	$1,028,822
5/17	$1,182,900	$1,059,239
6/17	$1,210,089	$1,069,902
7/17	$1,261,278	$1,133,678
8/17	$1,313,274	$1,158,965
9/17	$1,318,066	$1,154,357
10/17	$1,353,266	$1,194,824
11/17	$1,355,673	$1,197,222
12/17	$1,407,419	$1,240,199
1/18	$1,506,859	$1,343,565
2/18	$1,441,907	$1,281,600
3/18	$1,438,690	$1,257,771
4/18	$1,388,961	$1,252,206
5/18	$1,345,662	$1,207,836
6/18	$1,278,304	$1,157,654
7/18	$1,299,150	$1,183,084
8/18	$1,275,083	$1,151,095
9/18	$1,261,448	$1,144,985
10/18	$1,160,408	$1,045,277
11/18	$1,222,306	$1,088,353
12/18	$1,193,087	$1,059,521
1/19	$1,290,477	$1,152,290
2/19	$1,301,027	$1,154,880
3/19	$1,326,186	$1,164,573
4/19	$1,366,778	$1,189,090
5/19	$1,253,142	$1,102,808
6/19	$1,344,858	$1,171,635
7/19	$1,328,625	$1,157,308
8/19	$1,283,978	$1,100,882
9/19	$1,316,440	$1,121,897
10/19	$1,371,624	$1,169,204
11/19	$1,375,691	$1,167,595
12/19	$1,463,382	$1,254,704
1/20	$1,387,354	$1,196,217
2/20	$1,330,955	$1,133,136
3/20	$1,117,576	$958,608
4/20	$1,213,230	$1,046,391
5/20	$1,232,025	$1,054,428
6/20	$1,346,480	$1,131,938
7/20	$1,477,275	$1,233,090
8/20	$1,537,762	$1,260,347
9/20	$1,514,865	$1,240,132
10/20	$1,564,748	$1,265,682
11/20	$1,703,740	$1,382,742
12/20	$1,827,390	$1,484,392
1/21	$1,863,527	$1,529,900
2/21	$1,895,549	$1,541,602
3/21	$1,871,751	$1,518,320
4/21	$1,873,408	$1,556,123
5/21	$1,902,953	$1,592,210
6/21	$1,898,043	$1,594,954
7/21	$1,800,367	$1,487,616
8/21	$1,828,279	$1,526,554
9/21	$1,741,257	$1,465,888
10/21	$1,759,319	$1,480,346
11/21	$1,679,685	$1,420,017
12/21	$1,691,715	$1,446,662
1/22	$1,680,134	$1,419,278
2/22	$1,586,655	$1,376,855
3/22	$1,536,193	$1,345,758
4/22	$1,409,625	$1,270,898
5/22	$1,407,143	$1,276,494
6/22	$1,307,046	$1,191,671
7/22	$1,345,927	$1,188,744
8/22	$1,344,272	$1,193,707
9/22	$1,191,232	$1,053,766
10/22	$1,168,896	$1,021,048
11/22	$1,358,335	$1,172,488
12/22	$1,309,689	$1,156,008
1/23	$1,446,410	$1,247,288
2/23	$1,326,362	$1,166,411
3/23	$1,368,879	$1,201,738
4/23	$1,348,038	$1,188,119
5/23	$1,308,855	$1,168,163
6/23	$1,363,877	$1,212,518
7/23	$1,433,072	$1,287,999
8/23	$1,336,366	$1,208,658
9/23	$1,279,677	$1,177,049
10/23	$1,238,828	$1,131,315
11/23	$1,328,863	$1,221,854
12/23	$1,371,614	$1,269,621
1/24	$1,307,661	$1,210,668
2/24	$1,358,150	$1,268,263
3/24	$1,400,224	$1,299,690
4/24	$1,399,383	$1,305,505
5/24	$1,424,627	$1,312,879
6/24	$1,474,274	$1,364,663
7/24	$1,481,848	$1,368,725
8/24	$1,483,531	$1,390,823
9/24	$1,581,882	$1,483,696

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	23.62%	3.74%	4.69%
MSCI Emerging Markets Index (net of foreign withholding taxes)	26.05%	5.74%	4.02%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,486,454,881
# of Portfolio Holdings	61
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$11,919,013

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	11.3%
Canada	2.2%
Singapore	2.5%
Hungary	3.1%
Hong Kong	4.7%
Brazil	5.1%
South Africa	5.4%
South Korea	10.8%
India	14.9%
Taiwan	15.9%
China	24.1%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	9.1%
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.4%
HDFC Bank Ltd.	3.1%
Richter Gedeon Nyrt	3.1%
Itausa SA, PFC Shares	2.9%
ICICI Bank Ltd.	2.9%
Infosys Ltd.	2.8%
KB Financial Group, Inc.	2.4%
NARI Technology Co. Ltd., Class A	2.3%
Total	39.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2025 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

In September 2024, the Fund's Board of Directors approved the termination of the investment sub-advisory agreement between Calvert Research and Management (CRM) and Hermes Investment Management Limited, which is expected to be effective November 11, 2024. CRM will continue to serve as the Fund's investment adviser.

Effective November 11, 2024, the Fund revised its responsible investing criteria to follow the Calvert Principles for Responsible Investment.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CVMIX-TSR-AR

Calvert Emerging Markets Equity Fund

Class R6 CVMRX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Emerging Markets Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$107	0.96%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI Emerging Markets Index (the Index):

↓ An underweight position in Alibaba Group Holding Ltd. hurt returns as Chinese e-commerce benefited from government stimulus. The stock was sold by period-end

↓ An overweight position in Samsung Electronics Co., a leading memory chipmaker, detracted from returns relative to the Index as analysts forecasted a slowdown in demand for smartphones and PCs

↓ An overweight position in Shenzhen Inovance Technology Co., an industrial automation firm, detracted from returns relative to the Index due to a downturn in demand for solar-driven products as well as competitive pricing pressures

↑ Taiwan Semiconductor Manufacturing Co. contributed to returns as its technological leadership was seen as key for AI semiconductors

↑ Micron Technology, Inc., a maker of computer memory and data storage products, helped returns as price hikes for memory chips led to strong sales and earnings

↑ An allocation to Lotes Co., a supplier of connectors and sockets, aided returns on solid revenue and gross margins driven by demand for PCs and server sockets

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	MSCI Emerging Markets Index
9/14	$5,000,000	$5,000,000
10/14	$5,135,747	$5,058,954
11/14	$5,135,747	$5,005,444
12/14	$4,914,889	$4,774,764
1/15	$5,008,879	$4,803,386
2/15	$5,122,450	$4,952,112
3/15	$5,106,785	$4,881,691
4/15	$5,353,509	$5,257,167
5/15	$5,337,844	$5,046,636
6/15	$5,118,534	$4,915,567
7/15	$4,875,727	$4,574,826
8/15	$4,429,275	$4,161,047
9/15	$4,303,955	$4,035,867
10/15	$4,601,590	$4,323,761
11/15	$4,566,343	$4,155,101
12/15	$4,551,795	$4,062,477
1/16	$4,325,791	$3,798,927
2/16	$4,298,036	$3,792,711
3/16	$4,730,219	$4,294,591
4/16	$4,698,499	$4,317,931
5/16	$4,611,270	$4,156,864
6/16	$4,726,254	$4,323,002
7/16	$4,920,538	$4,540,543
8/16	$5,027,592	$4,653,385
9/16	$5,178,262	$4,713,221
10/16	$5,166,367	$4,724,459
11/16	$4,928,468	$4,506,988
12/16	$4,862,740	$4,516,940
1/17	$5,098,679	$4,764,120
2/17	$5,222,647	$4,909,959
3/17	$5,478,580	$5,033,903
4/17	$5,654,535	$5,144,112
5/17	$5,914,467	$5,296,195
6/17	$6,050,432	$5,349,509
7/17	$6,306,366	$5,668,391
8/17	$6,566,298	$5,794,827
9/17	$6,590,292	$5,771,785
10/17	$6,766,247	$5,974,120
11/17	$6,778,244	$5,986,112
12/17	$7,036,934	$6,200,996
1/18	$7,534,131	$6,717,823
2/18	$7,209,349	$6,408,002
3/18	$7,189,301	$6,288,855
4/18	$6,940,703	$6,261,032
5/18	$6,720,172	$6,039,178
6/18	$6,387,371	$5,788,269
7/18	$6,487,612	$5,915,421
8/18	$6,367,323	$5,755,473
9/18	$6,303,168	$5,724,927
10/18	$5,793,943	$5,226,385
11/18	$6,106,004	$5,441,763
12/18	$5,955,690	$5,297,604
1/19	$6,447,258	$5,761,449
2/19	$6,496,009	$5,774,402
3/19	$6,626,010	$5,822,866
4/19	$6,825,075	$5,945,448
5/19	$6,260,381	$5,514,038
6/19	$6,719,449	$5,858,175
7/19	$6,638,198	$5,786,542
8/19	$6,414,758	$5,504,409
9/19	$6,577,260	$5,609,487
10/19	$6,853,513	$5,846,021
11/19	$6,877,888	$5,837,977
12/19	$7,314,394	$6,273,521
1/20	$6,933,521	$5,981,083
2/20	$6,650,938	$5,665,682
3/20	$5,586,133	$4,793,038
4/20	$6,065,295	$5,231,955
5/20	$6,159,489	$5,272,140
6/20	$6,732,846	$5,659,690
7/20	$7,384,016	$6,165,450
8/20	$7,687,076	$6,301,735
9/20	$7,572,404	$6,200,659
10/20	$7,822,224	$6,328,411
11/20	$8,518,443	$6,913,710
12/20	$9,138,979	$7,421,961
1/21	$9,320,030	$7,649,502
2/21	$9,480,507	$7,708,010
3/21	$9,361,178	$7,591,599
4/21	$9,369,408	$7,780,613
5/21	$9,521,655	$7,961,048
6/21	$9,496,966	$7,974,768
7/21	$9,011,420	$7,438,079
8/21	$9,147,208	$7,632,772
9/21	$8,715,154	$7,329,441
10/21	$8,805,679	$7,401,730
11/21	$8,406,543	$7,100,085
12/21	$8,464,847	$7,233,308
1/22	$8,410,878	$7,096,388
2/22	$7,941,762	$6,884,276
3/22	$7,688,523	$6,728,790
4/22	$7,057,499	$6,354,492
5/22	$7,045,045	$6,382,470
6/22	$6,542,717	$5,958,357
7/22	$6,737,836	$5,943,720
8/22	$6,733,684	$5,968,534
9/22	$5,965,662	$5,268,829
10/22	$5,853,573	$5,105,241
11/22	$6,804,259	$5,862,438
12/22	$6,562,737	$5,780,038
1/23	$7,245,395	$6,236,438
2/23	$6,642,311	$5,832,053
3/23	$6,855,903	$6,008,690
4/23	$6,755,389	$5,940,595
5/23	$6,558,549	$5,840,815
6/23	$6,834,963	$6,062,590
7/23	$7,178,386	$6,439,995
8/23	$6,696,756	$6,043,290
9/23	$6,416,154	$5,885,244
10/23	$6,210,937	$5,656,574
11/23	$6,663,251	$6,109,270
12/23	$6,878,060	$6,348,107
1/24	$6,552,146	$6,053,342
2/24	$6,806,105	$6,341,314
3/24	$7,017,738	$6,498,449
4/24	$7,013,505	$6,527,525
5/24	$7,144,717	$6,564,394
6/24	$7,394,444	$6,823,317
7/24	$7,432,538	$6,843,623
8/24	$7,441,003	$6,954,117
9/24	$7,931,991	$7,418,478

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	23.63%	3.81%	4.72%
MSCI Emerging Markets Index (net of foreign withholding taxes)	26.05%	5.74%	4.02%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/18 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,486,454,881
# of Portfolio Holdings	61
Portfolio Turnover Rate	36%
Total Advisory Fees Paid	$11,919,013

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	11.3%
Canada	2.2%
Singapore	2.5%
Hungary	3.1%
Hong Kong	4.7%
Brazil	5.1%
South Africa	5.4%
South Korea	10.8%
India	14.9%
Taiwan	15.9%
China	24.1%

Top Ten Holdings (% of total investments)Footnote Referencea

Taiwan Semiconductor Manufacturing Co. Ltd.	9.1%
Tencent Holdings Ltd.	5.9%
Samsung Electronics Co. Ltd.	5.4%
HDFC Bank Ltd.	3.1%
Richter Gedeon Nyrt	3.1%
Itausa SA, PFC Shares	2.9%
ICICI Bank Ltd.	2.9%
Infosys Ltd.	2.8%
KB Financial Group, Inc.	2.4%
NARI Technology Co. Ltd., Class A	2.3%
Total	39.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 1, 2025 at www.eatonvance.com/calvert-fund-documents.php or upon request by contacting us at 1-800-368-2745.

In September 2024, the Fund's Board of Directors approved the termination of the investment sub-advisory agreement between Calvert Research and Management (CRM) and Hermes Investment Management Limited, which is expected to be effective November 11, 2024. CRM will continue to serve as the Fund's investment adviser.

Effective November 11, 2024, the Fund revised its responsible investing criteria to follow the Calvert Principles for Responsible Investment.

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CVMRX-TSR-AR

Calvert International Equity Fund

Class A CWVGX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$129	1.14%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↑ Recruit Holdings Co., a Japanese information technology recruiter, contributed to returns as fears of a recession receded and employment trends were strong

↑ Taiwan Semiconductor Manufacturing Co. helped returns as demand for its high-end semiconductors surged during a rise in artificial intelligence applications

↑ Safran SA, a French aeroengine maker, aided returns as air travel continued to recover and weak new aircraft production drove demand for spare parts and service

↑ Schneider Electric SE, a French maker of power distribution equipment, aided returns as electrical grid and data center demand boomed during the period

↓ Nestle SA, a consumer staples company, detracted from Index-relative returns as high inflation weakened consumer buying power during the period

↓ Reckitt Benckiser Group, a U.K. consumer staples company, hampered returns as U.S. litigation involving its baby formula business worried investors

↓ Sartorius AG, a German life sciences equipment supplier, hampered performance amid a downturn in demand for its products following the COVID pandemic

↓ Kose Corp., a Japanese cosmetics maker, hurt returns amid weak Chinese sales and fears that tainted water was used in production. Kose was sold by period-end

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI EAFE Index
9/14	$9,475	$10,000
10/14	$9,498	$9,855
11/14	$9,515	$9,989
12/14	$9,189	$9,643
1/15	$9,293	$9,690
2/15	$9,813	$10,269
3/15	$9,622	$10,113
4/15	$10,015	$10,526
5/15	$10,009	$10,472
6/15	$9,813	$10,176
7/15	$10,038	$10,387
8/15	$9,345	$9,623
9/15	$9,022	$9,134
10/15	$9,582	$9,848
11/15	$9,362	$9,695
12/15	$9,165	$9,564
1/16	$8,670	$8,873
2/16	$8,344	$8,710
3/16	$8,845	$9,277
4/16	$8,996	$9,545
5/16	$8,990	$9,459
6/16	$8,536	$9,141
7/16	$8,874	$9,605
8/16	$8,885	$9,611
9/16	$9,025	$9,729
10/16	$8,839	$9,530
11/16	$8,594	$9,341
12/16	$8,813	$9,660
1/17	$8,998	$9,940
2/17	$9,034	$10,082
3/17	$9,334	$10,360
4/17	$9,669	$10,623
5/17	$9,891	$11,013
6/17	$9,891	$10,994
7/17	$10,130	$11,311
8/17	$10,052	$11,307
9/17	$10,238	$11,588
10/17	$10,382	$11,764
11/17	$10,508	$11,887
12/17	$10,686	$12,078
1/18	$11,117	$12,684
2/18	$10,649	$12,112
3/18	$10,686	$11,893
4/18	$10,698	$12,165
5/18	$10,631	$11,891
6/18	$10,437	$11,746
7/18	$10,674	$12,035
8/18	$10,613	$11,803
9/18	$10,649	$11,905
10/18	$9,702	$10,958
11/18	$9,963	$10,944
12/18	$9,459	$10,413
1/19	$9,902	$11,097
2/19	$10,326	$11,380
3/19	$10,572	$11,452
4/19	$10,978	$11,774
5/19	$10,486	$11,208
6/19	$11,236	$11,873
7/19	$11,101	$11,722
8/19	$10,978	$11,419
9/19	$11,174	$11,746
10/19	$11,611	$12,168
11/19	$11,875	$12,305
12/19	$12,363	$12,705
1/20	$12,214	$12,440
2/20	$11,581	$11,315
3/20	$10,129	$9,805
4/20	$10,737	$10,438
5/20	$11,463	$10,893
6/20	$11,916	$11,264
7/20	$12,183	$11,526
8/20	$12,785	$12,119
9/20	$12,630	$11,804
10/20	$12,121	$11,333
11/20	$13,858	$13,089
12/20	$14,545	$13,698
1/21	$14,302	$13,552
2/21	$14,569	$13,856
3/21	$14,731	$14,175
4/21	$15,297	$14,601
5/21	$15,937	$15,077
6/21	$15,664	$14,908
7/21	$15,918	$15,020
8/21	$16,267	$15,285
9/21	$15,583	$14,841
10/21	$16,323	$15,206
11/21	$15,564	$14,498
12/21	$16,290	$15,241
1/22	$15,208	$14,504
2/22	$14,657	$14,248
3/22	$14,670	$14,339
4/22	$13,734	$13,412
5/22	$13,767	$13,512
6/22	$12,626	$12,259
7/22	$13,555	$12,869
8/22	$12,466	$12,258
9/22	$11,331	$11,111
10/22	$11,995	$11,709
11/22	$13,502	$13,028
12/22	$13,164	$13,038
1/23	$14,279	$14,094
2/23	$13,885	$13,800
3/23	$14,470	$14,142
4/23	$14,857	$14,541
5/23	$14,504	$13,926
6/23	$15,007	$14,560
7/23	$15,156	$15,031
8/23	$14,306	$14,455
9/23	$13,477	$13,961
10/23	$12,899	$13,395
11/23	$14,157	$14,638
12/23	$15,183	$15,416
1/24	$14,957	$15,505
2/24	$15,197	$15,789
3/24	$15,636	$16,308
4/24	$15,245	$15,890
5/24	$16,006	$16,506
6/24	$15,759	$16,239
7/24	$16,081	$16,716
8/24	$16,774	$17,259
9/24	$16,998	$17,419

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	26.09%	8.74%	6.01%
Class A with 5.25% Maximum Sales Charge	19.46%	7.57%	5.44%
MSCI EAFE Index (net of foreign withholding taxes)	24.77%	8.19%	5.70%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,112,704,495
# of Portfolio Holdings	48
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$6,150,824

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

United Kingdom
France
Spain
Japan
Switzerland
Germany
Netherlands
Denmark
United States
Hong Kong
Other
22.4%
12.9%
8.8%
8.4%
8.2%
7.2%
7.0%
5.0%
3.4%
3.3%
13.4%

Value	Value
Other	13.4%
Hong Kong	3.3%
United States	3.4%
Denmark	5.0%
Netherlands	7.0%
Germany	7.2%
Switzerland	8.2%
Japan	8.4%
Spain	8.8%
France	12.9%
United Kingdom	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	4.9%
ASML Holding NV	3.9%
Iberdrola SA	3.7%
AstraZeneca PLC	3.7%
Siemens AG	3.5%
Compass Group PLC	3.4%
AIA Group Ltd.	3.3%
Novo Nordisk AS, Class B	3.3%
IMCD NV	3.1%
Reckitt Benckiser Group PLC	3.1%
Total	35.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CWVGX-TSR-AR

Calvert International Equity Fund

Class C CWVCX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$213	1.89%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↑ Recruit Holdings Co., a Japanese information technology recruiter, contributed to returns as fears of a recession receded and employment trends were strong

↑ Taiwan Semiconductor Manufacturing Co. helped returns as demand for its high-end semiconductors surged during a rise in artificial intelligence applications

↑ Safran SA, a French aeroengine maker, aided returns as air travel continued to recover and weak new aircraft production drove demand for spare parts and service

↑ Schneider Electric SE, a French maker of power distribution equipment, aided returns as electrical grid and data center demand boomed during the period

↓ Nestle SA, a consumer staples company, detracted from Index-relative returns as high inflation weakened consumer buying power during the period

↓ Reckitt Benckiser Group, a U.K. consumer staples company, hampered returns as U.S. litigation involving its baby formula business worried investors

↓ Sartorius AG, a German life sciences equipment supplier, hampered performance amid a downturn in demand for its products following the COVID pandemic

↓ Kose Corp., a Japanese cosmetics maker, hurt returns amid weak Chinese sales and fears that tainted water was used in production. Kose was sold by period-end

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI EAFE Index
9/14	$10,000	$10,000
10/14	$10,007	$9,855
11/14	$10,028	$9,989
12/14	$9,671	$9,643
1/15	$9,769	$9,690
2/15	$10,315	$10,269
3/15	$10,105	$10,113
4/15	$10,511	$10,526
5/15	$10,497	$10,472
6/15	$10,287	$10,176
7/15	$10,511	$10,387
8/15	$9,783	$9,623
9/15	$9,433	$9,134
10/15	$10,014	$9,848
11/15	$9,783	$9,695
12/15	$9,573	$9,564
1/16	$9,045	$8,873
2/16	$8,700	$8,710
3/16	$9,214	$9,277
4/16	$9,369	$9,545
5/16	$9,354	$9,459
6/16	$8,876	$9,141
7/16	$9,228	$9,605
8/16	$9,228	$9,611
9/16	$9,369	$9,729
10/16	$9,171	$9,530
11/16	$8,911	$9,341
12/16	$9,127	$9,660
1/17	$9,313	$9,940
2/17	$9,349	$10,082
3/17	$9,651	$10,360
4/17	$9,996	$10,623
5/17	$10,219	$11,013
6/17	$10,212	$10,994
7/17	$10,449	$11,311
8/17	$10,363	$11,307
9/17	$10,549	$11,588
10/17	$10,686	$11,764
11/17	$10,815	$11,887
12/17	$10,991	$12,078
1/18	$11,427	$12,684
2/18	$10,941	$12,112
3/18	$10,970	$11,893
4/18	$10,970	$12,165
5/18	$10,904	$11,891
6/18	$10,694	$11,746
7/18	$10,926	$12,035
8/18	$10,861	$11,803
9/18	$10,890	$11,905
10/18	$9,917	$10,958
11/18	$10,178	$10,944
12/18	$9,656	$10,413
1/19	$10,101	$11,097
2/19	$10,532	$11,380
3/19	$10,773	$11,452
4/19	$11,174	$11,774
5/19	$10,671	$11,208
6/19	$11,422	$11,873
7/19	$11,284	$11,722
8/19	$11,152	$11,419
9/19	$11,342	$11,746
10/19	$11,780	$12,168
11/19	$12,035	$12,305
12/19	$12,524	$12,705
1/20	$12,363	$12,440
2/20	$11,719	$11,315
3/20	$10,239	$9,805
4/20	$10,847	$10,438
5/20	$11,580	$10,893
6/20	$12,026	$11,264
7/20	$12,283	$11,526
8/20	$12,883	$12,119
9/20	$12,722	$11,804
10/20	$12,202	$11,333
11/20	$13,945	$13,089
12/20	$14,626	$13,698
1/21	$14,370	$13,552
2/21	$14,626	$13,856
3/21	$14,787	$14,175
4/21	$15,344	$14,601
5/21	$15,974	$15,077
6/21	$15,696	$14,908
7/21	$15,937	$15,020
8/21	$16,274	$15,285
9/21	$15,586	$14,841
10/21	$16,311	$15,206
11/21	$15,542	$14,498
12/21	$16,259	$15,241
1/22	$15,167	$14,504
2/22	$14,617	$14,248
3/22	$14,609	$14,339
4/22	$13,674	$13,412
5/22	$13,698	$13,512
6/22	$12,550	$12,259
7/22	$13,470	$12,869
8/22	$12,377	$12,258
9/22	$11,246	$11,111
10/22	$11,898	$11,709
11/22	$13,383	$13,028
12/22	$13,043	$13,038
1/23	$14,134	$14,094
2/23	$13,741	$13,800
3/23	$14,310	$14,142
4/23	$14,679	$14,541
5/23	$14,326	$13,926
6/23	$14,816	$14,560
7/23	$14,944	$15,031
8/23	$14,102	$14,455
9/23	$13,275	$13,961
10/23	$12,698	$13,395
11/23	$13,925	$14,638
12/23	$14,923	$15,416
1/24	$14,698	$15,505
2/24	$14,923	$15,789
3/24	$15,341	$16,308
4/24	$14,947	$15,890
5/24	$15,687	$16,506
6/24	$15,430	$16,239
7/24	$15,743	$16,716
8/24	$16,403	$17,259
9/24	$16,865	$17,419

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	25.14%	7.92%	5.36%
Class C with 1% Maximum Deferred Sales Charge	24.14%	7.92%	5.36%
MSCI EAFE Index (net of foreign withholding taxes)	24.77%	8.19%	5.70%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,112,704,495
# of Portfolio Holdings	48
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$6,150,824

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	13.4%
Hong Kong	3.3%
United States	3.4%
Denmark	5.0%
Netherlands	7.0%
Germany	7.2%
Switzerland	8.2%
Japan	8.4%
Spain	8.8%
France	12.9%
United Kingdom	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	4.9%
ASML Holding NV	3.9%
Iberdrola SA	3.7%
AstraZeneca PLC	3.7%
Siemens AG	3.5%
Compass Group PLC	3.4%
AIA Group Ltd.	3.3%
Novo Nordisk AS, Class B	3.3%
IMCD NV	3.1%
Reckitt Benckiser Group PLC	3.1%
Total	35.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CWVCX-TSR-AR

Calvert International Equity Fund

Class I CWVIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$101	0.89%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↑ Recruit Holdings Co., a Japanese information technology recruiter, contributed to returns as fears of a recession receded and employment trends were strong

↑ Taiwan Semiconductor Manufacturing Co. helped returns as demand for its high-end semiconductors surged during a rise in artificial intelligence applications

↑ Safran SA, a French aeroengine maker, aided returns as air travel continued to recover and weak new aircraft production drove demand for spare parts and service

↑ Schneider Electric SE, a French maker of power distribution equipment, aided returns as electrical grid and data center demand boomed during the period

↓ Nestle SA, a consumer staples company, detracted from Index-relative returns as high inflation weakened consumer buying power during the period

↓ Reckitt Benckiser Group, a U.K. consumer staples company, hampered returns as U.S. litigation involving its baby formula business worried investors

↓ Sartorius AG, a German life sciences equipment supplier, hampered performance amid a downturn in demand for its products following the COVID pandemic

↓ Kose Corp., a Japanese cosmetics maker, hurt returns amid weak Chinese sales and fears that tainted water was used in production. Kose was sold by period-end

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI EAFE Index
9/14	$1,000,000	$1,000,000
10/14	$1,002,827	$985,480
11/14	$1,005,662	$998,885
12/14	$971,667	$964,282
1/15	$983,115	$968,996
2/15	$1,038,618	$1,026,923
3/15	$1,019,154	$1,011,323
4/15	$1,060,923	$1,052,614
5/15	$1,060,343	$1,047,226
6/15	$1,040,323	$1,017,555
7/15	$1,064,367	$1,038,682
8/15	$991,112	$962,274
9/15	$957,355	$913,414
10/15	$1,016,870	$984,815
11/15	$994,559	$969,494
12/15	$974,027	$956,431
1/16	$921,102	$887,268
2/16	$886,789	$871,012
3/16	$940,291	$927,687
4/16	$957,156	$954,545
5/16	$956,569	$945,873
6/16	$908,300	$914,123
7/16	$944,927	$960,451
8/16	$946,665	$961,133
9/16	$961,782	$972,940
10/16	$942,586	$953,039
11/16	$916,414	$934,058
12/16	$939,866	$965,997
1/17	$960,289	$994,019
2/17	$963,891	$1,008,233
3/17	$996,316	$1,035,988
4/17	$1,032,945	$1,062,349
5/17	$1,056,375	$1,101,341
6/17	$1,056,966	$1,099,393
7/17	$1,082,787	$1,131,106
8/17	$1,074,977	$1,130,680
9/17	$1,095,397	$1,158,812
10/17	$1,110,420	$1,176,408
11/17	$1,124,827	$1,188,748
12/17	$1,143,888	$1,207,828
1/18	$1,190,296	$1,268,412
2/18	$1,140,820	$1,211,161
3/18	$1,145,091	$1,189,332
4/18	$1,146,305	$1,216,487
5/18	$1,140,209	$1,189,143
6/18	$1,119,447	$1,174,615
7/18	$1,145,089	$1,203,529
8/18	$1,138,975	$1,180,286
9/18	$1,143,244	$1,190,529
10/18	$1,042,481	$1,095,772
11/18	$1,070,568	$1,094,392
12/18	$1,016,841	$1,041,266
1/19	$1,064,519	$1,109,698
2/19	$1,110,338	$1,137,985
3/19	$1,136,957	$1,145,161
4/19	$1,180,300	$1,177,358
5/19	$1,128,285	$1,120,814
6/19	$1,209,413	$1,187,307
7/19	$1,195,164	$1,172,232
8/19	$1,182,149	$1,141,864
9/19	$1,203,193	$1,174,585
10/19	$1,250,880	$1,216,787
11/19	$1,278,747	$1,230,504
12/19	$1,332,668	$1,270,495
1/20	$1,316,372	$1,243,957
2/20	$1,248,117	$1,131,507
3/20	$1,091,563	$980,486
4/20	$1,157,313	$1,043,828
5/20	$1,236,857	$1,089,282
6/20	$1,285,707	$1,126,371
7/20	$1,314,510	$1,152,626
8/20	$1,379,648	$1,211,883
9/20	$1,363,376	$1,180,394
10/20	$1,308,897	$1,133,263
11/20	$1,496,781	$1,308,934
12/20	$1,571,440	$1,369,794
1/21	$1,545,658	$1,355,200
2/21	$1,574,565	$1,385,596
3/21	$1,592,797	$1,417,456
4/21	$1,653,797	$1,460,106
5/21	$1,723,605	$1,507,722
6/21	$1,694,677	$1,490,754
7/21	$1,722,357	$1,501,979
8/21	$1,760,716	$1,528,472
9/21	$1,687,143	$1,484,115
10/21	$1,767,004	$1,520,617
11/21	$1,685,885	$1,449,842
12/21	$1,764,489	$1,524,079
1/22	$1,647,258	$1,450,430
2/22	$1,588,308	$1,424,784
3/22	$1,589,648	$1,433,942
4/22	$1,488,494	$1,341,173
5/22	$1,492,514	$1,351,228
6/22	$1,369,254	$1,225,851
7/22	$1,470,407	$1,286,935
8/22	$1,352,507	$1,225,812
9/22	$1,229,247	$1,111,141
10/22	$1,301,595	$1,170,892
11/22	$1,466,388	$1,302,777
12/22	$1,429,709	$1,303,824
1/23	$1,550,568	$1,409,404
2/23	$1,508,679	$1,379,994
3/23	$1,572,542	$1,414,196
4/23	$1,614,431	$1,454,123
5/23	$1,576,662	$1,392,587
6/23	$1,631,598	$1,455,963
7/23	$1,648,079	$1,503,073
8/23	$1,556,061	$1,445,487
9/23	$1,466,104	$1,396,112
10/23	$1,403,614	$1,339,511
11/23	$1,540,954	$1,463,842
12/23	$1,652,172	$1,541,614
1/24	$1,628,600	$1,550,486
2/24	$1,654,946	$1,578,867
3/24	$1,702,784	$1,630,795
4/24	$1,660,492	$1,589,032
5/24	$1,744,383	$1,650,584
6/24	$1,717,344	$1,623,937
7/24	$1,753,396	$1,671,578
8/24	$1,828,275	$1,725,931
9/24	$1,853,393	$1,741,869

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	26.41%	9.01%	6.36%
MSCI EAFE Index (net of foreign withholding taxes)	24.77%	8.19%	5.70%

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,112,704,495
# of Portfolio Holdings	48
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$6,150,824

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	13.4%
Hong Kong	3.3%
United States	3.4%
Denmark	5.0%
Netherlands	7.0%
Germany	7.2%
Switzerland	8.2%
Japan	8.4%
Spain	8.8%
France	12.9%
United Kingdom	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	4.9%
ASML Holding NV	3.9%
Iberdrola SA	3.7%
AstraZeneca PLC	3.7%
Siemens AG	3.5%
Compass Group PLC	3.4%
AIA Group Ltd.	3.3%
Novo Nordisk AS, Class B	3.3%
IMCD NV	3.1%
Reckitt Benckiser Group PLC	3.1%
Total	35.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CWVIX-TSR-AR

Calvert International Equity Fund

Class R6 CIESX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Equity Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$96	0.85%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE Index (the Index):

↑ Recruit Holdings Co., a Japanese information technology recruiter, contributed to returns as fears of a recession receded and employment trends were strong

↑ Taiwan Semiconductor Manufacturing Co. helped returns as demand for its high-end semiconductors surged during a rise in artificial intelligence applications

↑ Safran SA, a French aeroengine maker, aided returns as air travel continued to recover and weak new aircraft production drove demand for spare parts and service

↑ Schneider Electric SE, a French maker of power distribution equipment, aided returns as electrical grid and data center demand boomed during the period

↓ Nestle SA, a consumer staples company, detracted from Index-relative returns as high inflation weakened consumer buying power during the period

↓ Reckitt Benckiser Group, a U.K. consumer staples company, hampered returns as U.S. litigation involving its baby formula business worried investors

↓ Sartorius AG, a German life sciences equipment supplier, hampered performance amid a downturn in demand for its products following the COVID pandemic

↓ Kose Corp., a Japanese cosmetics maker, hurt returns amid weak Chinese sales and fears that tainted water was used in production. Kose was sold by period-end

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	MSCI EAFE Index
9/14	$5,000,000	$5,000,000
10/14	$5,014,140	$4,927,402
11/14	$5,028,281	$4,994,423
12/14	$4,858,272	$4,821,409
1/15	$4,915,495	$4,844,979
2/15	$5,193,029	$5,134,616
3/15	$5,095,749	$5,056,615
4/15	$5,304,615	$5,263,072
5/15	$5,301,754	$5,236,131
6/15	$5,201,613	$5,087,773
7/15	$5,321,782	$5,193,412
8/15	$4,955,552	$4,811,369
9/15	$4,786,743	$4,567,069
10/15	$5,084,305	$4,924,074
11/15	$4,972,719	$4,847,471
12/15	$4,870,103	$4,782,156
1/16	$4,605,518	$4,436,339
2/16	$4,433,974	$4,355,062
3/16	$4,701,466	$4,638,435
4/16	$4,785,785	$4,772,723
5/16	$4,782,877	$4,729,366
6/16	$4,541,553	$4,570,613
7/16	$4,724,727	$4,802,255
8/16	$4,733,449	$4,805,665
9/16	$4,809,045	$4,864,699
10/16	$4,713,097	$4,765,193
11/16	$4,582,258	$4,670,289
12/16	$4,699,492	$4,829,987
1/17	$4,801,590	$4,970,093
2/17	$4,819,607	$5,041,163
3/17	$4,981,762	$5,179,940
4/17	$5,164,937	$5,311,743
5/17	$5,282,049	$5,506,705
6/17	$5,285,052	$5,496,966
7/17	$5,414,175	$5,655,530
8/17	$5,375,138	$5,653,399
9/17	$5,477,236	$5,794,059
10/17	$5,552,307	$5,882,040
11/17	$5,624,376	$5,943,738
12/17	$5,719,678	$6,039,142
1/18	$5,951,763	$6,342,062
2/18	$5,704,409	$6,055,807
3/18	$5,725,786	$5,946,659
4/18	$5,731,893	$6,082,437
5/18	$5,701,356	$5,945,716
6/18	$5,597,528	$5,873,076
7/18	$5,725,786	$6,017,644
8/18	$5,695,248	$5,901,428
9/18	$5,716,624	$5,952,645
10/18	$5,212,755	$5,478,862
11/18	$5,353,228	$5,471,958
12/18	$5,084,622	$5,206,328
1/19	$5,323,060	$5,548,489
2/19	$5,552,209	$5,689,927
3/19	$5,685,363	$5,725,806
4/19	$5,905,222	$5,886,789
5/19	$5,642,010	$5,604,071
6/19	$6,047,665	$5,936,535
7/19	$5,976,443	$5,861,160
8/19	$5,911,415	$5,709,321
9/19	$6,019,796	$5,872,927
10/19	$6,255,138	$6,083,936
11/19	$6,397,581	$6,152,522
12/19	$6,666,271	$6,352,477
1/20	$6,584,746	$6,219,787
2/20	$6,246,102	$5,657,533
3/20	$5,462,203	$4,902,432
4/20	$5,791,441	$5,219,142
5/20	$6,189,661	$5,446,408
6/20	$6,434,237	$5,631,856
7/20	$6,578,475	$5,763,129
8/20	$6,904,576	$6,059,416
9/20	$6,823,051	$5,901,972
10/20	$6,550,254	$5,666,313
11/20	$7,490,932	$6,544,668
12/20	$7,866,260	$6,848,969
1/21	$7,737,047	$6,776,000
2/21	$7,878,866	$6,927,981
3/21	$7,970,261	$7,087,278
4/21	$8,279,113	$7,300,531
5/21	$8,628,934	$7,538,608
6/21	$8,483,963	$7,453,770
7/21	$8,622,631	$7,509,893
8/21	$8,814,876	$7,642,362
9/21	$8,446,145	$7,420,573
10/21	$8,849,543	$7,603,085
11/21	$8,439,842	$7,249,209
12/21	$8,833,901	$7,620,396
1/22	$8,249,231	$7,252,149
2/22	$7,953,535	$7,123,920
3/22	$7,960,256	$7,169,709
4/22	$7,452,869	$6,705,866
5/22	$7,476,390	$6,756,139
6/22	$6,854,758	$6,129,253
7/22	$7,365,505	$6,434,673
8/22	$6,770,753	$6,129,061
9/22	$6,159,202	$5,555,706
10/22	$6,518,740	$5,854,462
11/22	$7,341,983	$6,513,884
12/22	$7,160,170	$6,519,118
1/23	$7,766,905	$7,047,018
2/23	$7,556,616	$6,899,971
3/23	$7,877,221	$7,070,980
4/23	$8,087,510	$7,270,614
5/23	$7,897,905	$6,962,935
6/23	$8,173,694	$7,279,815
7/23	$8,256,431	$7,515,365
8/23	$7,794,484	$7,227,433
9/23	$7,346,327	$6,980,561
10/23	$7,032,617	$6,697,556
11/23	$7,718,642	$7,319,209
12/23	$8,279,948	$7,708,071
1/24	$8,161,514	$7,752,430
2/24	$8,290,398	$7,894,334
3/24	$8,530,750	$8,153,976
4/24	$8,321,749	$7,945,162
5/24	$8,739,752	$8,252,918
6/24	$8,607,384	$8,119,684
7/24	$8,785,036	$8,357,888
8/24	$9,164,722	$8,629,654
9/24	$9,290,123	$8,709,344

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	26.46%	9.06%	6.39%
MSCI EAFE Index (net of foreign withholding taxes)	24.77%	8.19%	5.70%
Footnote	Description
Footnote[1]	Class R6 performance prior to 3/7/19 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$1,112,704,495
# of Portfolio Holdings	48
Portfolio Turnover Rate	23%
Total Advisory Fees Paid	$6,150,824

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	13.4%
Hong Kong	3.3%
United States	3.4%
Denmark	5.0%
Netherlands	7.0%
Germany	7.2%
Switzerland	8.2%
Japan	8.4%
Spain	8.8%
France	12.9%
United Kingdom	22.4%

Top Ten Holdings (% of total investments)Footnote Referencea

Nestle SA	4.9%
ASML Holding NV	3.9%
Iberdrola SA	3.7%
AstraZeneca PLC	3.7%
Siemens AG	3.5%
Compass Group PLC	3.4%
AIA Group Ltd.	3.3%
Novo Nordisk AS, Class B	3.3%
IMCD NV	3.1%
Reckitt Benckiser Group PLC	3.1%
Total	35.9%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CIESX-TSR-AR

Calvert International Opportunities Fund

Class A CIOAX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Opportunities Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$149	1.33%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE SMID Cap Index (the Index):

↑ Zegona Communications PLC contributed to Index-relative returns after completing its acquisition of Vodafone Spain and restructuring its business operations

↑ Addtech AB, a Swedish industrial products group, helped returns on robust growth, profit generation, astute acquisitions, and a favorable market outlook

↑ Sanwa Holdings Corp., a Japanese building materials company, aided Fund performance as domestic demand was strong and price increases led to growth

↑ Volution Group PLC, a U.K.-based ventilation products firm, helped returns as profits rose on the strength of its renovations market and business acquisitions

↓ ATS Corp., a Canadian manufacturer of factory automation systems, detracted from Index-relative performance as its backlog of business declined

↓ SUMCO Corp., a Tokyo-based silicon wafer maker, hampered returns on lower-than-expected earnings due to slowing demand and adjustments to customer inventory

↓ Dip Corp., a Japanese online job-board operator, detracted from returns amid weak demand for job seekers by restaurants and manufacturers that hindered sales

↓ Spark New Zealand Ltd., a New Zealand-based telecommunications company, hampered returns as weak demand for IT services led to lower-than-expected earnings

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	MSCI EAFE Index	MSCI EAFE SMID Cap Index
9/14	$9,475	$10,000	$10,000
10/14	$9,371	$9,855	$9,864
11/14	$9,319	$9,989	$9,982
12/14	$9,147	$9,643	$9,876
1/15	$9,165	$9,690	$9,954
2/15	$9,713	$10,269	$10,574
3/15	$9,682	$10,113	$10,426
4/15	$10,073	$10,526	$10,867
5/15	$10,154	$10,472	$10,932
6/15	$9,924	$10,176	$10,720
7/15	$9,868	$10,387	$10,882
8/15	$9,284	$9,623	$10,305
9/15	$9,066	$9,134	$9,918
10/15	$9,545	$9,848	$10,588
11/15	$9,402	$9,695	$10,545
12/15	$9,311	$9,564	$10,529
1/16	$8,690	$8,873	$9,746
2/16	$8,612	$8,710	$9,702
3/16	$9,337	$9,277	$10,457
4/16	$9,453	$9,545	$10,700
5/16	$9,550	$9,459	$10,659
6/16	$8,877	$9,141	$10,147
7/16	$9,291	$9,605	$10,768
8/16	$9,427	$9,611	$10,718
9/16	$9,563	$9,729	$10,958
10/16	$9,401	$9,530	$10,634
11/16	$9,201	$9,341	$10,377
12/16	$9,372	$9,660	$10,668
1/17	$9,647	$9,940	$11,061
2/17	$9,850	$10,082	$11,267
3/17	$10,196	$10,360	$11,506
4/17	$10,746	$10,623	$11,941
5/17	$11,223	$11,013	$12,389
6/17	$11,282	$10,994	$12,384
7/17	$11,772	$11,311	$12,802
8/17	$11,812	$11,307	$12,889
9/17	$12,230	$11,588	$13,214
10/17	$12,381	$11,764	$13,463
11/17	$12,715	$11,887	$13,628
12/17	$12,925	$12,078	$13,952
1/18	$13,706	$12,684	$14,638
2/18	$13,169	$12,112	$14,073
3/18	$13,204	$11,893	$13,860
4/18	$13,281	$12,165	$14,092
5/18	$13,267	$11,891	$13,954
6/18	$13,002	$11,746	$13,694
7/18	$13,162	$12,035	$13,873
8/18	$13,099	$11,803	$13,769
9/18	$13,162	$11,905	$13,716
10/18	$11,815	$10,958	$12,411
11/18	$11,763	$10,944	$12,297
12/18	$11,012	$10,413	$11,587
1/19	$11,756	$11,097	$12,490
2/19	$12,059	$11,380	$12,770
3/19	$12,150	$11,452	$12,801
4/19	$12,514	$11,774	$13,185
5/19	$11,854	$11,208	$12,478
6/19	$12,522	$11,873	$13,110
7/19	$12,188	$11,722	$12,990
8/19	$11,991	$11,419	$12,689
9/19	$12,272	$11,746	$13,044
10/19	$12,711	$12,168	$13,628
11/19	$13,242	$12,305	$13,905
12/19	$13,853	$12,705	$14,411
1/20	$13,492	$12,440	$14,046
2/20	$12,418	$11,315	$12,711
3/20	$10,286	$9,805	$10,609
4/20	$11,329	$10,438	$11,611
5/20	$12,349	$10,893	$12,378
6/20	$12,503	$11,264	$12,615
7/20	$12,963	$11,526	$12,989
8/20	$13,738	$12,119	$13,914
9/20	$13,815	$11,804	$13,729
10/20	$13,401	$11,333	$13,272
11/20	$14,758	$13,089	$15,166
12/20	$15,755	$13,698	$16,045
1/21	$15,447	$13,552	$15,977
2/21	$15,609	$13,856	$16,256
3/21	$15,987	$14,175	$16,617
4/21	$16,866	$14,601	$17,209
5/21	$17,282	$15,077	$17,588
6/21	$16,989	$14,908	$17,347
7/21	$17,676	$15,020	$17,581
8/21	$18,200	$15,285	$17,993
9/21	$17,383	$14,841	$17,352
10/21	$17,961	$15,206	$17,623
11/21	$17,121	$14,498	$16,740
12/21	$17,898	$15,241	$17,450
1/22	$16,232	$14,504	$16,160
2/22	$15,635	$14,248	$15,973
3/22	$15,112	$14,339	$15,959
4/22	$13,877	$13,412	$14,850
5/22	$13,803	$13,512	$14,780
6/22	$12,302	$12,259	$13,243
7/22	$13,562	$12,869	$14,057
8/22	$12,435	$12,258	$13,409
9/22	$11,241	$11,111	$11,902
10/22	$11,780	$11,709	$12,460
11/22	$13,355	$13,028	$13,730
12/22	$13,091	$13,038	$13,817
1/23	$14,031	$14,094	$14,936
2/23	$13,615	$13,800	$14,627
3/23	$13,723	$14,142	$14,700
4/23	$14,048	$14,541	$15,026
5/23	$13,565	$13,926	$14,379
6/23	$13,948	$14,560	$14,788
7/23	$14,389	$15,031	$15,497
8/23	$13,732	$14,455	$14,962
9/23	$12,900	$13,961	$14,342
10/23	$12,251	$13,395	$13,527
11/23	$13,624	$14,638	$14,887
12/23	$14,753	$15,416	$15,897
1/24	$14,196	$15,505	$15,722
2/24	$14,390	$15,789	$15,834
3/24	$14,677	$16,308	$16,387
4/24	$14,095	$15,890	$15,890
5/24	$14,669	$16,506	$16,528
6/24	$14,306	$16,239	$16,039
7/24	$15,327	$16,716	$16,818
8/24	$15,699	$17,259	$17,276
9/24	$15,959	$17,419	$17,683

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	23.72%	5.39%	5.35%
Class A with 5.25% Maximum Sales Charge	17.22%	4.26%	4.78%
MSCI EAFE Index (net of foreign withholding taxes)Footnote Reference1	24.77%	8.19%	5.70%
MSCI EAFE SMID Cap Index (net of foreign withholding taxes)	23.30%	6.27%	5.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$381,101,260
# of Portfolio Holdings	98
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$2,784,424

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Japan
24.7%
United Kingdom
24.4%
Australia
7.6%
Italy
7.2%
United States
7.1%
Netherlands
4.9%
Sweden
4.2%
Canada
3.8%
Germany
2.9%
Belgium
2.4%
Other
10.8%

Value	Value
Other	10.8%
Belgium	2.4%
Germany	2.9%
Canada	3.8%
Sweden	4.2%
Netherlands	4.9%
United States	7.1%
Italy	7.2%
Australia	7.6%
United Kingdom	24.4%
Japan	24.7%

Top Ten Holdings (% of total investments)Footnote Referencea

CAR Group Ltd.	1.9%
JTC PLC	1.8%
Diploma PLC	1.8%
Sanwa Holdings Corp.	1.6%
Euronext NV	1.6%
Volution Group PLC	1.6%
IMCD NV	1.5%
BayCurrent, Inc.	1.5%
Games Workshop Group PLC	1.5%
Greggs PLC	1.5%
Total	16.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CIOAX-TSR-AR

Calvert International Opportunities Fund

Class C COICX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Opportunities Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$232	2.08%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE SMID Cap Index (the Index):

↓ ATS Corp., a Canadian manufacturer of factory automation systems, detracted from Index-relative performance as its backlog of business declined

↓ SUMCO Corp., a Tokyo-based silicon wafer maker, hampered returns on lower-than-expected earnings due to slowing demand and adjustments to customer inventory

↓ Dip Corp., a Japanese online job-board operator, detracted from returns amid weak demand for job seekers by restaurants and manufacturers that hindered sales

↓ Spark New Zealand Ltd., a New Zealand-based telecommunications company, hampered returns as weak demand for IT services led to lower-than-expected earnings

↑ Zegona Communications PLC contributed to Index-relative returns after completing its acquisition of Vodafone Spain and restructuring its business operations

↑ Addtech AB, a Swedish industrial products group, helped returns on robust growth, profit generation, astute acquisitions, and a favorable market outlook

↑ Sanwa Holdings Corp., a Japanese building materials company, aided Fund performance as domestic demand was strong and price increases led to growth

↑ Volution Group PLC, a U.K.-based ventilation products firm, helped returns as profits rose on the strength of its renovations market and business acquisitions

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	MSCI EAFE Index	MSCI EAFE SMID Cap Index
9/14	$10,000	$10,000	$10,000
10/14	$9,888	$9,855	$9,864
11/14	$9,826	$9,989	$9,982
12/14	$9,637	$9,643	$9,876
1/15	$9,651	$9,690	$9,954
2/15	$10,216	$10,269	$10,574
3/15	$10,176	$10,113	$10,426
4/15	$10,581	$10,526	$10,867
5/15	$10,661	$10,472	$10,932
6/15	$10,415	$10,176	$10,720
7/15	$10,349	$10,387	$10,882
8/15	$9,724	$9,623	$10,305
9/15	$9,491	$9,134	$9,918
10/15	$9,983	$9,848	$10,588
11/15	$9,830	$9,695	$10,545
12/15	$9,722	$9,564	$10,529
1/16	$9,069	$8,873	$9,746
2/16	$8,980	$8,710	$9,702
3/16	$9,729	$9,277	$10,457
4/16	$9,839	$9,545	$10,700
5/16	$9,928	$9,459	$10,659
6/16	$9,227	$9,141	$10,147
7/16	$9,653	$9,605	$10,768
8/16	$9,777	$9,611	$10,718
9/16	$9,914	$9,729	$10,958
10/16	$9,735	$9,530	$10,634
11/16	$9,522	$9,341	$10,377
12/16	$9,694	$9,660	$10,668
1/17	$9,962	$9,940	$11,061
2/17	$10,175	$10,082	$11,267
3/17	$10,519	$10,360	$11,506
4/17	$11,082	$10,623	$11,941
5/17	$11,564	$11,013	$12,389
6/17	$11,626	$10,994	$12,384
7/17	$12,121	$11,311	$12,802
8/17	$12,155	$11,307	$12,889
9/17	$12,574	$11,588	$13,214
10/17	$12,726	$11,764	$13,463
11/17	$13,057	$11,887	$13,628
12/17	$13,269	$12,078	$13,952
1/18	$14,059	$12,684	$14,638
2/18	$13,496	$12,112	$14,073
3/18	$13,526	$11,893	$13,860
4/18	$13,599	$12,165	$14,092
5/18	$13,577	$11,891	$13,954
6/18	$13,299	$11,746	$13,694
7/18	$13,452	$12,035	$13,873
8/18	$13,379	$11,803	$13,769
9/18	$13,445	$11,905	$13,716
10/18	$12,055	$10,958	$12,411
11/18	$11,995	$10,944	$12,297
12/18	$11,229	$10,413	$11,587
1/19	$11,971	$11,097	$12,490
2/19	$12,280	$11,380	$12,770
3/19	$12,359	$11,452	$12,801
4/19	$12,722	$11,774	$13,185
5/19	$12,043	$11,208	$12,478
6/19	$12,714	$11,873	$13,110
7/19	$12,367	$11,722	$12,990
8/19	$12,161	$11,419	$12,689
9/19	$12,438	$11,746	$13,044
10/19	$12,872	$12,168	$13,628
11/19	$13,402	$12,305	$13,905
12/19	$14,017	$12,705	$14,411
1/20	$13,636	$12,440	$14,046
2/20	$12,550	$11,315	$12,711
3/20	$10,384	$9,805	$10,609
4/20	$11,431	$10,438	$11,611
5/20	$12,454	$10,893	$12,378
6/20	$12,597	$11,264	$12,615
7/20	$13,049	$11,526	$12,989
8/20	$13,826	$12,119	$13,914
9/20	$13,890	$11,804	$13,729
10/20	$13,469	$11,333	$13,272
11/20	$14,818	$13,089	$15,166
12/20	$15,817	$13,698	$16,045
1/21	$15,492	$13,552	$15,977
2/21	$15,651	$13,856	$16,256
3/21	$16,015	$14,175	$16,617
4/21	$16,880	$14,601	$17,209
5/21	$17,292	$15,077	$17,588
6/21	$16,991	$14,908	$17,347
7/21	$17,665	$15,020	$17,581
8/21	$18,173	$15,285	$17,993
9/21	$17,348	$14,841	$17,352
10/21	$17,919	$15,206	$17,623
11/21	$17,062	$14,498	$16,740
12/21	$17,826	$15,241	$17,450
1/22	$16,156	$14,504	$16,160
2/22	$15,554	$14,248	$15,973
3/22	$15,029	$14,339	$15,959
4/22	$13,791	$13,412	$14,850
5/22	$13,707	$13,512	$14,780
6/22	$12,215	$12,259	$13,243
7/22	$13,452	$12,869	$14,057
8/22	$12,325	$12,258	$13,409
9/22	$11,130	$11,111	$11,902
10/22	$11,664	$11,709	$12,460
11/22	$13,206	$13,028	$13,730
12/22	$12,944	$13,038	$13,817
1/23	$13,868	$14,094	$14,936
2/23	$13,444	$13,800	$14,627
3/23	$13,537	$14,142	$14,700
4/23	$13,859	$14,541	$15,026
5/23	$13,376	$13,926	$14,379
6/23	$13,740	$14,560	$14,788
7/23	$14,164	$15,031	$15,497
8/23	$13,512	$14,455	$14,962
9/23	$12,681	$13,961	$14,342
10/23	$12,037	$13,395	$13,527
11/23	$13,376	$14,638	$14,887
12/23	$14,471	$15,416	$15,897
1/24	$13,925	$15,505	$15,722
2/24	$14,104	$15,789	$15,834
3/24	$14,377	$16,308	$16,387
4/24	$13,797	$15,890	$15,890
5/24	$14,352	$16,506	$16,528
6/24	$13,993	$16,239	$16,039
7/24	$14,975	$16,716	$16,818
8/24	$15,326	$17,259	$17,276
9/24	$15,804	$17,419	$17,683

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	22.81%	4.60%	4.68%
Class C with 1% Maximum Deferred Sales Charge	21.81%	4.60%	4.68%
MSCI EAFE Index (net of foreign withholding taxes)Footnote Reference1	24.77%	8.19%	5.70%
MSCI EAFE SMID Cap Index (net of foreign withholding taxes)	23.30%	6.27%	5.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$381,101,260
# of Portfolio Holdings	98
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$2,784,424

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	10.8%
Belgium	2.4%
Germany	2.9%
Canada	3.8%
Sweden	4.2%
Netherlands	4.9%
United States	7.1%
Italy	7.2%
Australia	7.6%
United Kingdom	24.4%
Japan	24.7%

Top Ten Holdings (% of total investments)Footnote Referencea

CAR Group Ltd.	1.9%
JTC PLC	1.8%
Diploma PLC	1.8%
Sanwa Holdings Corp.	1.6%
Euronext NV	1.6%
Volution Group PLC	1.6%
IMCD NV	1.5%
BayCurrent, Inc.	1.5%
Games Workshop Group PLC	1.5%
Greggs PLC	1.5%
Total	16.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

COICX-TSR-AR

Calvert International Opportunities Fund

Class I COIIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Opportunities Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$121	1.08%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE SMID Cap Index (the Index):

↑ Zegona Communications PLC contributed to Index-relative returns after completing its acquisition of Vodafone Spain and restructuring its business operations

↑ Addtech AB, a Swedish industrial products group, helped returns on robust growth, profit generation, astute acquisitions, and a favorable market outlook

↑ Sanwa Holdings Corp., a Japanese building materials company, aided Fund performance as domestic demand was strong and price increases led to growth

↑ Volution Group PLC, a U.K.-based ventilation products firm, helped returns as profits rose on the strength of its renovations market and business acquisitions

↓ ATS Corp., a Canadian manufacturer of factory automation systems, detracted from Index-relative performance as its backlog of business declined

↓ SUMCO Corp., a Tokyo-based silicon wafer maker, hampered returns on lower-than-expected earnings due to slowing demand and adjustments to customer inventory

↓ Dip Corp., a Japanese online job-board operator, detracted from returns amid weak demand for job seekers by restaurants and manufacturers that hindered sales

↓ Spark New Zealand Ltd., a New Zealand-based telecommunications company, hampered returns as weak demand for IT services led to lower-than-expected earnings

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	MSCI EAFE Index	MSCI EAFE SMID Cap Index
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$989,507	$985,480	$986,360
11/14	$984,566	$998,885	$998,164
12/14	$966,752	$964,282	$987,552
1/15	$969,422	$968,996	$995,353
2/15	$1,027,595	$1,026,923	$1,057,407
3/15	$1,024,255	$1,011,323	$1,042,635
4/15	$1,066,372	$1,052,614	$1,086,691
5/15	$1,075,065	$1,047,226	$1,093,243
6/15	$1,051,664	$1,017,555	$1,072,010
7/15	$1,046,319	$1,038,682	$1,088,208
8/15	$984,814	$962,274	$1,030,471
9/15	$961,418	$913,414	$991,829
10/15	$1,012,899	$984,815	$1,058,843
11/15	$998,196	$969,494	$1,054,542
12/15	$988,897	$956,431	$1,052,866
1/16	$923,198	$887,268	$974,594
2/16	$915,508	$871,012	$970,160
3/16	$993,083	$927,687	$1,045,651
4/16	$1,005,663	$954,545	$1,070,050
5/16	$1,015,452	$945,873	$1,065,909
6/16	$944,864	$914,123	$1,014,696
7/16	$989,585	$960,451	$1,076,804
8/16	$1,003,556	$961,133	$1,071,820
9/16	$1,017,534	$972,940	$1,095,806
10/16	$1,000,757	$953,039	$1,063,392
11/16	$979,786	$934,058	$1,037,736
12/16	$998,283	$965,997	$1,066,799
1/17	$1,027,370	$994,019	$1,106,109
2/17	$1,050,078	$1,008,233	$1,126,671
3/17	$1,086,980	$1,035,988	$1,150,620
4/17	$1,145,867	$1,062,349	$1,194,115
5/17	$1,197,671	$1,101,341	$1,238,901
6/17	$1,204,772	$1,099,393	$1,238,362
7/17	$1,257,281	$1,131,106	$1,280,207
8/17	$1,262,239	$1,130,680	$1,288,940
9/17	$1,306,930	$1,158,812	$1,321,359
10/17	$1,323,963	$1,176,408	$1,346,333
11/17	$1,359,875	$1,188,748	$1,362,799
12/17	$1,382,720	$1,207,828	$1,395,196
1/18	$1,466,510	$1,268,412	$1,463,815
2/18	$1,408,610	$1,211,161	$1,407,267
3/18	$1,413,174	$1,189,332	$1,385,990
4/18	$1,421,544	$1,216,487	$1,409,192
5/18	$1,420,794	$1,189,143	$1,395,395
6/18	$1,392,599	$1,174,615	$1,369,355
7/18	$1,410,131	$1,203,529	$1,387,263
8/18	$1,403,278	$1,180,286	$1,376,894
9/18	$1,410,901	$1,190,529	$1,371,614
10/18	$1,266,162	$1,095,772	$1,241,064
11/18	$1,260,882	$1,094,392	$1,229,737
12/18	$1,181,036	$1,041,266	$1,158,658
1/19	$1,260,889	$1,109,698	$1,248,960
2/19	$1,294,157	$1,137,985	$1,277,045
3/19	$1,303,299	$1,145,161	$1,280,081
4/19	$1,343,217	$1,177,358	$1,318,464
5/19	$1,272,531	$1,120,814	$1,247,777
6/19	$1,344,881	$1,187,307	$1,311,032
7/19	$1,309,119	$1,172,232	$1,298,952
8/19	$1,288,318	$1,141,864	$1,268,872
9/19	$1,319,096	$1,174,585	$1,304,390
10/19	$1,365,678	$1,216,787	$1,362,788
11/19	$1,423,890	$1,230,504	$1,390,488
12/19	$1,489,216	$1,270,495	$1,441,068
1/20	$1,450,422	$1,243,957	$1,404,602
2/20	$1,335,748	$1,131,507	$1,271,130
3/20	$1,106,372	$980,486	$1,060,907
4/20	$1,218,535	$1,043,828	$1,161,093
5/20	$1,329,001	$1,089,282	$1,237,761
6/20	$1,345,871	$1,126,371	$1,261,512
7/20	$1,395,632	$1,152,626	$1,298,937
8/20	$1,479,118	$1,211,883	$1,391,360
9/20	$1,487,563	$1,180,394	$1,372,921
10/20	$1,443,703	$1,133,263	$1,327,174
11/20	$1,589,586	$1,308,934	$1,516,647
12/20	$1,698,267	$1,369,794	$1,604,455
1/21	$1,665,116	$1,355,200	$1,597,686
2/21	$1,682,950	$1,385,596	$1,625,562
3/21	$1,723,747	$1,417,456	$1,661,698
4/21	$1,818,957	$1,460,106	$1,720,895
5/21	$1,864,857	$1,507,722	$1,758,761
6/21	$1,833,414	$1,490,754	$1,734,745
7/21	$1,908,225	$1,501,979	$1,758,075
8/21	$1,964,324	$1,528,472	$1,799,343
9/21	$1,876,775	$1,484,115	$1,735,170
10/21	$1,939,675	$1,520,617	$1,762,274
11/21	$1,848,726	$1,449,842	$1,674,045
12/21	$1,934,002	$1,524,079	$1,745,004
1/22	$1,754,180	$1,450,430	$1,616,028
2/22	$1,689,958	$1,424,784	$1,597,337
3/22	$1,633,993	$1,433,942	$1,595,923
4/22	$1,500,961	$1,341,173	$1,484,970
5/22	$1,492,704	$1,351,228	$1,477,977
6/22	$1,331,232	$1,225,851	$1,324,259
7/22	$1,467,015	$1,286,935	$1,405,718
8/22	$1,345,911	$1,225,812	$1,340,921
9/22	$1,216,549	$1,111,141	$1,190,210
10/22	$1,275,267	$1,170,892	$1,246,041
11/22	$1,445,914	$1,302,777	$1,373,014
12/22	$1,417,915	$1,303,824	$1,381,711
1/23	$1,519,459	$1,409,404	$1,493,552
2/23	$1,475,149	$1,379,994	$1,462,688
3/23	$1,487,150	$1,414,196	$1,469,950
4/23	$1,523,151	$1,454,123	$1,502,639
5/23	$1,471,457	$1,392,587	$1,437,860
6/23	$1,512,074	$1,455,963	$1,478,809
7/23	$1,560,999	$1,503,073	$1,549,684
8/23	$1,489,919	$1,445,487	$1,496,203
9/23	$1,399,453	$1,396,112	$1,434,164
10/23	$1,329,296	$1,339,511	$1,352,697
11/23	$1,478,842	$1,463,842	$1,488,715
12/23	$1,601,153	$1,541,614	$1,589,673
1/24	$1,541,956	$1,550,486	$1,572,186
2/24	$1,562,628	$1,578,867	$1,583,412
3/24	$1,594,576	$1,630,795	$1,638,671
4/24	$1,531,620	$1,589,032	$1,589,011
5/24	$1,594,576	$1,650,584	$1,652,827
6/24	$1,555,111	$1,623,937	$1,603,865
7/24	$1,665,989	$1,671,578	$1,681,778
8/24	$1,707,333	$1,725,931	$1,727,573
9/24	$1,736,479	$1,741,869	$1,768,280

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	24.08%	5.65%	5.67%
MSCI EAFE Index (net of foreign withholding taxes)Footnote Reference1	24.77%	8.19%	5.70%
MSCI EAFE SMID Cap Index (net of foreign withholding taxes)	23.30%	6.27%	5.86%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$381,101,260
# of Portfolio Holdings	98
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$2,784,424

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	10.8%
Belgium	2.4%
Germany	2.9%
Canada	3.8%
Sweden	4.2%
Netherlands	4.9%
United States	7.1%
Italy	7.2%
Australia	7.6%
United Kingdom	24.4%
Japan	24.7%

Top Ten Holdings (% of total investments)Footnote Referencea

CAR Group Ltd.	1.9%
JTC PLC	1.8%
Diploma PLC	1.8%
Sanwa Holdings Corp.	1.6%
Euronext NV	1.6%
Volution Group PLC	1.6%
IMCD NV	1.5%
BayCurrent, Inc.	1.5%
Games Workshop Group PLC	1.5%
Greggs PLC	1.5%
Total	16.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

COIIX-TSR-AR

Calvert International Opportunities Fund

Class R6 COIRX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert International Opportunities Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$112	1.00%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the MSCI EAFE SMID Cap Index (the Index):

↑ Zegona Communications PLC contributed to Index-relative returns after completing its acquisition of Vodafone Spain and restructuring its business operations

↑ Addtech AB, a Swedish industrial products group, helped returns on robust growth, profit generation, astute acquisitions, and a favorable market outlook

↑ Sanwa Holdings Corp., a Japanese building materials company, aided Fund performance as domestic demand was strong and price increases led to growth

↑ Volution Group PLC, a U.K.-based ventilation products firm, helped returns as profits rose on the strength of its renovations market and business acquisitions

↓ ATS Corp., a Canadian manufacturer of factory automation systems, detracted from Index-relative performance as its backlog of business declined

↓ SUMCO Corp., a Tokyo-based silicon wafer maker, hampered returns on lower-than-expected earnings due to slowing demand and adjustments to customer inventory

↓ Dip Corp., a Japanese online job-board operator, detracted from returns amid weak demand for job seekers by restaurants and manufacturers that hindered sales

↓ Spark New Zealand Ltd., a New Zealand-based telecommunications company, hampered returns as weak demand for IT services led to lower-than-expected earnings

Fund Performance

Comparison of the change in value of a $5,000,000 investment for the period indicated.

	Class R6	MSCI EAFE Index	MSCI EAFE SMID Cap Index
9/14	$5,000,000	$5,000,000	$5,000,000
10/14	$4,947,498	$4,927,402	$4,931,800
11/14	$4,922,792	$4,994,423	$4,990,820
12/14	$4,833,722	$4,821,409	$4,937,760
1/15	$4,847,093	$4,844,979	$4,976,764
2/15	$5,137,919	$5,134,616	$5,287,036
3/15	$5,121,204	$5,056,615	$5,213,177
4/15	$5,331,802	$5,263,072	$5,433,455
5/15	$5,375,259	$5,236,131	$5,466,214
6/15	$5,258,260	$5,087,773	$5,360,049
7/15	$5,231,518	$5,193,412	$5,441,040
8/15	$4,923,978	$4,811,369	$5,152,355
9/15	$4,806,979	$4,567,069	$4,959,147
10/15	$5,064,377	$4,924,074	$5,294,216
11/15	$4,990,834	$4,847,471	$5,272,710
12/15	$4,944,371	$4,782,156	$5,264,328
1/16	$4,615,911	$4,436,339	$4,872,969
2/16	$4,577,474	$4,355,062	$4,850,802
3/16	$4,965,336	$4,638,435	$5,228,257
4/16	$5,028,233	$4,772,723	$5,350,248
5/16	$5,077,153	$4,729,366	$5,329,546
6/16	$4,724,233	$4,570,613	$5,073,479
7/16	$4,947,865	$4,802,255	$5,384,018
8/16	$5,017,750	$4,805,665	$5,359,098
9/16	$5,087,635	$4,864,699	$5,479,029
10/16	$5,003,773	$4,765,193	$5,316,958
11/16	$4,898,946	$4,670,289	$5,188,678
12/16	$4,991,424	$4,829,987	$5,333,995
1/17	$5,136,874	$4,970,093	$5,530,547
2/17	$5,250,396	$5,041,163	$5,633,355
3/17	$5,434,869	$5,179,940	$5,753,098
4/17	$5,729,317	$5,311,743	$5,970,574
5/17	$5,988,290	$5,506,705	$6,194,503
6/17	$6,023,765	$5,496,966	$6,191,810
7/17	$6,286,285	$5,655,530	$6,401,037
8/17	$6,311,118	$5,653,399	$6,444,698
9/17	$6,534,614	$5,794,059	$6,606,794
10/17	$6,619,756	$5,882,040	$6,731,663
11/17	$6,799,261	$5,943,738	$6,813,996
12/17	$6,913,535	$6,039,142	$6,975,981
1/18	$7,332,537	$6,342,062	$7,319,076
2/18	$7,043,044	$6,055,807	$7,036,333
3/18	$7,065,899	$5,946,659	$6,929,952
4/18	$7,107,799	$6,082,437	$7,045,959
5/18	$7,103,990	$5,945,716	$6,976,977
6/18	$6,963,053	$5,873,076	$6,846,776
7/18	$7,050,663	$6,017,644	$6,936,316
8/18	$7,016,381	$5,901,428	$6,884,468
9/18	$7,054,472	$5,952,645	$6,858,068
10/18	$6,330,741	$5,478,862	$6,205,319
11/18	$6,304,469	$5,471,958	$6,148,683
12/18	$5,905,242	$5,206,328	$5,793,289
1/19	$6,304,469	$5,548,488	$6,244,799
2/19	$6,466,656	$5,689,927	$6,385,227
3/19	$6,516,559	$5,725,806	$6,400,403
4/19	$6,716,173	$5,886,789	$6,592,318
5/19	$6,362,690	$5,604,071	$6,238,886
6/19	$6,724,490	$5,936,535	$6,555,159
7/19	$6,545,669	$5,861,160	$6,494,760
8/19	$6,441,704	$5,709,321	$6,344,359
9/19	$6,595,573	$5,872,927	$6,521,949
10/19	$6,828,456	$6,083,936	$6,813,940
11/19	$7,119,559	$6,152,522	$6,952,441
12/19	$7,448,732	$6,352,477	$7,205,341
1/20	$7,254,601	$6,219,787	$7,023,008
2/20	$6,680,648	$5,657,533	$6,355,648
3/20	$5,536,961	$4,902,432	$5,304,534
4/20	$6,098,254	$5,219,142	$5,805,463
5/20	$6,651,106	$5,446,408	$6,188,804
6/20	$6,731,290	$5,631,856	$6,307,560
7/20	$6,980,285	$5,763,129	$6,494,683
8/20	$7,402,309	$6,059,416	$6,956,798
9/20	$7,444,512	$5,901,972	$6,864,606
10/20	$7,225,059	$5,666,313	$6,635,870
11/20	$7,959,382	$6,544,668	$7,583,234
12/20	$8,497,724	$6,848,969	$8,022,275
1/21	$8,331,687	$6,776,000	$7,988,429
2/21	$8,425,349	$6,927,981	$8,127,812
3/21	$8,629,703	$7,087,278	$8,308,490
4/21	$9,106,529	$7,300,531	$8,604,477
5/21	$9,336,428	$7,538,608	$8,793,807
6/21	$9,178,905	$7,453,770	$8,673,724
7/21	$9,553,554	$7,509,893	$8,790,377
8/21	$9,838,798	$7,642,362	$8,996,717
9/21	$9,396,031	$7,420,573	$8,675,849
10/21	$9,715,334	$7,603,085	$8,811,371
11/21	$9,259,795	$7,249,209	$8,370,227
12/21	$9,684,156	$7,620,396	$8,725,020
1/22	$8,787,475	$7,252,149	$8,080,142
2/22	$8,465,589	$7,123,920	$7,986,686
3/22	$8,185,089	$7,169,709	$7,979,615
4/22	$7,518,326	$6,705,866	$7,424,852
5/22	$7,476,941	$6,756,139	$7,389,883
6/22	$6,667,629	$6,129,253	$6,621,296
7/22	$7,352,785	$6,434,673	$7,028,590
8/22	$6,745,801	$6,129,061	$6,704,603
9/22	$6,097,431	$5,555,706	$5,951,049
10/22	$6,396,325	$5,854,462	$6,230,204
11/22	$7,247,023	$6,513,884	$6,865,069
12/22	$7,104,843	$6,519,118	$6,908,555
1/23	$7,619,283	$7,047,018	$7,467,761
2/23	$7,396,822	$6,899,971	$7,313,440
3/23	$7,457,072	$7,070,980	$7,349,751
4/23	$7,637,822	$7,270,614	$7,513,193
5/23	$7,378,284	$6,962,935	$7,189,299
6/23	$7,582,207	$7,279,815	$7,394,045
7/23	$7,827,840	$7,515,365	$7,748,418
8/23	$7,470,976	$7,227,433	$7,481,013
9/23	$7,021,420	$6,980,561	$7,170,822
10/23	$6,669,190	$6,697,556	$6,763,483
11/23	$7,415,361	$7,319,209	$7,443,573
12/23	$8,033,940	$7,708,071	$7,948,364
1/24	$7,736,562	$7,752,430	$7,860,930
2/24	$7,840,408	$7,894,334	$7,917,061
3/24	$8,000,898	$8,153,976	$8,193,357
4/24	$7,684,638	$7,945,162	$7,945,056
5/24	$8,000,898	$8,252,918	$8,264,135
6/24	$7,807,366	$8,119,684	$8,019,324
7/24	$8,364,361	$8,357,888	$8,408,888
8/24	$8,572,054	$8,629,654	$8,637,865
9/24	$8,718,383	$8,709,344	$8,841,402

Average Annual Total Returns (%)Footnote Reference1

Fund	1 Year	5 Years	10 Years
Class R6	24.17%	5.73%	5.71%
MSCI EAFE Index (net of foreign withholding taxes)Footnote Reference2	24.77%	8.19%	5.70%
MSCI EAFE SMID Cap Index (net of foreign withholding taxes)	23.30%	6.27%	5.86%
Footnote	Description
Footnote[1]	Class R6 performance prior to 2/1/19 is linked to Class I. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
Footnote[2]	In accordance with regulatory changes requiring the Fund's primary benchmark to represent the overall applicable market, the Fund's primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$381,101,260
# of Portfolio Holdings	98
Portfolio Turnover Rate	31%
Total Advisory Fees Paid	$2,784,424

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Country Allocation (% of total investments)

Value	Value
Other	10.8%
Belgium	2.4%
Germany	2.9%
Canada	3.8%
Sweden	4.2%
Netherlands	4.9%
United States	7.1%
Italy	7.2%
Australia	7.6%
United Kingdom	24.4%
Japan	24.7%

Top Ten Holdings (% of total investments)Footnote Referencea

CAR Group Ltd.	1.9%
JTC PLC	1.8%
Diploma PLC	1.8%
Sanwa Holdings Corp.	1.6%
Euronext NV	1.6%
Volution Group PLC	1.6%
IMCD NV	1.5%
BayCurrent, Inc.	1.5%
Games Workshop Group PLC	1.5%
Greggs PLC	1.5%
Total	16.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

COIRX-TSR-AR

Calvert Mid-Cap Fund

Class A CCAFX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Mid-Cap Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$132	1.18%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell Midcap® Index (the Index):

↓ Rentokil Initial Plc., a pest control and hygiene services provider, detracted from relative returns on challenges related to its 2022 acquisition of Terminix

↓ VeriSign, Inc., a provider of domain registration and internet services, hurt returns as Chinese registrations fell and its prospects disappointed investors

↓ Aptiv, a provider of auto industry electronics, detracted from returns on lower new car production volumes. The stock was sold by period-end

↓ Envista Holdings Corp., a provider of dental equipment, detracted from Index-relative returns on lower revenues and demand. The stock was sold by period-end

↑ Core & Main, Inc. ― a wastewater, storm drainage, and fire protection equipment distributor ― contributed to returns on better-than-expected sales and earnings

↑ Motorola Solutions, Inc., an information technology business, contributed to returns on record cash flows, and double-digit revenue and earnings growth

↑ Lamar Advertising Co., an outdoor advertising business, contributed to performance supported by robust demand from local and regional advertisers

↑ Trex Company, Inc., a composite deck maker, helped returns on strong revenue and margins growth during the first half of the period. Trex was sold by period-end

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class A with Maximum Sales Charge	Russell 3000® Index	Russell Midcap® Index
9/14	$9,475	$10,000	$10,000
10/14	$9,844	$10,275	$10,308
11/14	$9,995	$10,524	$10,572
12/14	$10,010	$10,524	$10,594
1/15	$9,844	$10,231	$10,429
2/15	$10,700	$10,824	$11,006
3/15	$10,861	$10,713	$11,013
4/15	$10,697	$10,762	$10,913
5/15	$10,811	$10,911	$11,073
6/15	$10,858	$10,728	$10,844
7/15	$10,888	$10,908	$10,924
8/15	$10,153	$10,249	$10,348
9/15	$9,939	$9,951	$9,975
10/15	$10,343	$10,736	$10,594
11/15	$10,171	$10,796	$10,621
12/15	$9,640	$10,574	$10,336
1/16	$9,184	$9,978	$9,659
2/16	$9,224	$9,975	$9,768
3/16	$9,893	$10,677	$10,568
4/16	$9,558	$10,743	$10,680
5/16	$9,660	$10,935	$10,855
6/16	$9,571	$10,958	$10,904
7/16	$9,817	$11,393	$11,402
8/16	$9,847	$11,422	$11,374
9/16	$9,732	$11,440	$11,397
10/16	$9,558	$11,192	$11,035
11/16	$10,083	$11,693	$11,630
12/16	$10,256	$11,921	$11,762
1/17	$10,332	$12,145	$12,046
2/17	$10,596	$12,597	$12,387
3/17	$10,553	$12,606	$12,368
4/17	$10,628	$12,739	$12,463
5/17	$10,760	$12,870	$12,577
6/17	$10,787	$12,986	$12,702
7/17	$10,886	$13,231	$12,889
8/17	$10,737	$13,256	$12,789
9/17	$11,008	$13,579	$13,143
10/17	$11,110	$13,876	$13,362
11/17	$11,351	$14,297	$13,812
12/17	$11,457	$14,440	$13,940
1/18	$11,842	$15,201	$14,465
2/18	$11,399	$14,641	$13,868
3/18	$11,486	$14,347	$13,876
4/18	$11,581	$14,402	$13,855
5/18	$11,926	$14,808	$14,170
6/18	$12,043	$14,905	$14,267
7/18	$12,348	$15,400	$14,623
8/18	$12,679	$15,940	$15,077
9/18	$12,664	$15,967	$14,980
10/18	$11,705	$14,791	$13,736
11/18	$12,108	$15,087	$14,073
12/18	$10,958	$13,683	$12,678
1/19	$11,880	$14,858	$14,045
2/19	$12,464	$15,380	$14,648
3/19	$12,569	$15,605	$14,774
4/19	$13,067	$16,228	$15,336
5/19	$12,479	$15,178	$14,395
6/19	$13,242	$16,244	$15,384
7/19	$13,639	$16,485	$15,603
8/19	$13,456	$16,149	$15,159
9/19	$13,495	$16,433	$15,458
10/19	$13,514	$16,786	$15,620
11/19	$14,016	$17,424	$16,178
12/19	$14,308	$17,928	$16,550
1/20	$14,374	$17,908	$16,417
2/20	$13,156	$16,442	$14,991
3/20	$10,938	$14,181	$12,069
4/20	$12,131	$16,059	$13,803
5/20	$12,705	$16,918	$14,773
6/20	$12,865	$17,304	$15,039
7/20	$13,599	$18,287	$15,922
8/20	$14,145	$19,612	$16,482
9/20	$13,928	$18,898	$16,161
10/20	$13,964	$18,490	$16,264
11/20	$15,289	$20,739	$18,512
12/20	$15,977	$21,672	$19,380
1/21	$15,683	$21,576	$19,328
2/21	$16,423	$22,250	$20,405
3/21	$16,754	$23,048	$20,957
4/21	$17,437	$24,236	$22,025
5/21	$17,499	$24,346	$22,202
6/21	$17,607	$24,947	$22,529
7/21	$17,760	$25,369	$22,702
8/21	$18,177	$26,092	$23,279
9/21	$17,288	$24,921	$22,320
10/21	$17,995	$26,607	$23,648
11/21	$17,425	$26,202	$22,824
12/21	$18,322	$27,234	$23,756
1/22	$16,702	$25,631	$22,006
2/22	$16,740	$24,986	$21,848
3/22	$17,078	$25,796	$22,407
4/22	$15,797	$23,481	$20,681
5/22	$15,571	$23,450	$20,698
6/22	$14,286	$21,488	$18,632
7/22	$15,623	$23,504	$20,471
8/22	$14,778	$22,627	$19,829
9/22	$13,474	$20,528	$17,991
10/22	$14,445	$22,212	$19,588
11/22	$15,304	$23,371	$20,765
12/22	$14,722	$22,003	$19,643
1/23	$15,868	$23,518	$21,274
2/23	$15,469	$22,968	$20,758
3/23	$15,506	$23,583	$20,440
4/23	$15,534	$23,834	$20,332
5/23	$15,032	$23,927	$19,764
6/23	$15,886	$25,560	$21,413
7/23	$16,290	$26,477	$22,262
8/23	$15,788	$25,966	$21,490
9/23	$14,830	$24,729	$20,410
10/23	$14,178	$24,073	$19,391
11/23	$15,600	$26,318	$21,375
12/23	$16,403	$27,714	$23,027
1/24	$16,215	$28,021	$22,699
2/24	$16,924	$29,538	$23,967
3/24	$17,530	$30,491	$25,007
4/24	$16,563	$29,149	$23,656
5/24	$17,013	$30,526	$24,331
6/24	$16,901	$31,471	$24,170
7/24	$17,647	$32,056	$25,309
8/24	$18,182	$32,754	$25,822
9/24	$18,344	$33,432	$26,396

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class A	23.71%	6.33%	6.82%
Class A with 5.25% Maximum Sales Charge	17.22%	5.19%	6.25%
Russell 3000®IndexFootnote Reference1	35.19%	15.25%	12.82%
Russell Midcap® Index	29.33%	11.28%	10.18%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$235,021,560
# of Portfolio Holdings	60
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$1,345,606

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Industrials
19.4%
Consumer Discretionary
15.0%
Financials
15.0%
Information Technology
12.1%
Health Care
10.8%
Real Estate
8.7%
Materials
5.8%
Utilities
4.9%
Consumer Staples
4.6%
Short-Term Investments
3.7%

Value	Value
Short-Term Investments	3.7%
Consumer Staples	4.6%
Utilities	4.9%
Materials	5.8%
Real Estate	8.7%
Health Care	10.8%
Information Technology	12.1%
Financials	15.0%
Consumer Discretionary	15.0%
Industrials	19.4%

Top Ten Holdings (% of total investments)Footnote Referencea

AptarGroup, Inc.	3.5%
Motorola Solutions, Inc.	3.4%
Tradeweb Markets, Inc., Class A	3.0%
Dorman Products, Inc.	2.8%
Lamar Advertising Co., Class A	2.7%
Cooper Cos., Inc.	2.7%
Equity LifeStyle Properties, Inc.	2.6%
Copart, Inc.	2.6%
AMETEK, Inc.	2.5%
CMS Energy Corp.	2.5%
Total	28.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CCAFX-TSR-AR

Calvert Mid-Cap Fund

Class C CCACX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Mid-Cap Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$215	1.93%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell Midcap® Index (the Index):

↓ Rentokil Initial Plc., a pest control and hygiene services provider, detracted from relative returns on challenges related to its 2022 acquisition of Terminix

↓ VeriSign, Inc., a provider of domain registration and internet services, hurt returns as Chinese registrations fell and its prospects disappointed investors

↓ Aptiv, a provider of auto industry electronics, detracted from returns on lower new car production volumes. The stock was sold by period-end

↓ Envista Holdings Corp., a provider of dental equipment, detracted from Index-relative returns on lower revenues and demand. The stock was sold by period-end

↑ Core & Main, Inc. ― a wastewater, storm drainage, and fire protection equipment distributor ― contributed to returns on better-than-expected sales and earnings

↑ Motorola Solutions, Inc., an information technology business, contributed to returns on record cash flows, and double-digit revenue and earnings growth

↑ Lamar Advertising Co., an outdoor advertising business, contributed to performance supported by robust demand from local and regional advertisers

↑ Trex Company, Inc., a composite deck maker, helped returns on strong revenue and margins growth during the first half of the period. Trex was sold by period-end

Fund Performance

Comparison of the change in value of a $10,000 investment for the period indicated.

	Class C	Russell 3000® Index	Russell Midcap® Index
9/14	$10,000	$10,000	$10,000
10/14	$10,383	$10,275	$10,308
11/14	$10,538	$10,524	$10,572
12/14	$10,547	$10,524	$10,594
1/15	$10,364	$10,231	$10,429
2/15	$11,262	$10,824	$11,006
3/15	$11,420	$10,713	$11,013
4/15	$11,242	$10,762	$10,913
5/15	$11,355	$10,911	$11,073
6/15	$11,396	$10,728	$10,844
7/15	$11,416	$10,908	$10,924
8/15	$10,640	$10,249	$10,348
9/15	$10,409	$9,951	$9,975
10/15	$10,823	$10,736	$10,594
11/15	$10,636	$10,796	$10,621
12/15	$10,073	$10,574	$10,336
1/16	$9,593	$9,978	$9,659
2/16	$9,630	$9,975	$9,768
3/16	$10,319	$10,677	$10,568
4/16	$9,963	$10,743	$10,680
5/16	$10,064	$10,935	$10,855
6/16	$9,967	$10,958	$10,904
7/16	$10,212	$11,393	$11,402
8/16	$10,235	$11,422	$11,374
9/16	$10,111	$11,440	$11,397
10/16	$9,926	$11,192	$11,035
11/16	$10,462	$11,693	$11,630
12/16	$10,636	$11,921	$11,762
1/17	$10,710	$12,145	$12,046
2/17	$10,974	$12,597	$12,387
3/17	$10,928	$12,606	$12,368
4/17	$10,997	$12,739	$12,463
5/17	$11,127	$12,870	$12,577
6/17	$11,150	$12,986	$12,702
7/17	$11,242	$13,231	$12,889
8/17	$11,085	$13,256	$12,789
9/17	$11,353	$13,579	$13,143
10/17	$11,450	$13,876	$13,362
11/17	$11,691	$14,297	$13,812
12/17	$11,793	$14,440	$13,940
1/18	$12,187	$15,201	$14,465
2/18	$11,724	$14,641	$13,868
3/18	$11,803	$14,347	$13,876
4/18	$11,893	$14,402	$13,855
5/18	$12,240	$14,808	$14,170
6/18	$12,350	$14,905	$14,267
7/18	$12,655	$15,400	$14,623
8/18	$12,987	$15,940	$15,077
9/18	$12,966	$15,967	$14,980
10/18	$11,971	$14,791	$13,736
11/18	$12,377	$15,087	$14,073
12/18	$11,193	$13,683	$12,678
1/19	$12,132	$14,858	$14,045
2/19	$12,718	$15,380	$14,648
3/19	$12,816	$15,605	$14,774
4/19	$13,317	$16,228	$15,336
5/19	$12,707	$15,178	$14,395
6/19	$13,478	$16,244	$15,384
7/19	$13,875	$16,485	$15,603
8/19	$13,680	$16,149	$15,159
9/19	$13,714	$16,433	$15,458
10/19	$13,720	$16,786	$15,620
11/19	$14,221	$17,424	$16,178
12/19	$14,509	$17,928	$16,550
1/20	$14,564	$17,908	$16,417
2/20	$13,324	$16,442	$14,991
3/20	$11,066	$14,181	$12,069
4/20	$12,269	$16,059	$13,803
5/20	$12,846	$16,918	$14,773
6/20	$13,001	$17,304	$15,039
7/20	$13,733	$18,287	$15,922
8/20	$14,273	$19,612	$16,482
9/20	$14,043	$18,898	$16,161
10/20	$14,068	$18,490	$16,264
11/20	$15,395	$20,739	$18,512
12/20	$16,082	$21,672	$19,380
1/21	$15,774	$21,576	$19,328
2/21	$16,510	$22,250	$20,405
3/21	$16,830	$23,048	$20,957
4/21	$17,509	$24,236	$22,025
5/21	$17,559	$24,346	$22,202
6/21	$17,654	$24,947	$22,529
7/21	$17,798	$25,369	$22,702
8/21	$18,207	$26,092	$23,279
9/21	$17,302	$24,921	$22,320
10/21	$17,999	$26,607	$23,648
11/21	$17,415	$26,202	$22,824
12/21	$18,306	$27,234	$23,756
1/22	$16,679	$25,631	$22,006
2/22	$16,702	$24,986	$21,848
3/22	$17,036	$25,796	$22,407
4/22	$15,743	$23,481	$20,681
5/22	$15,508	$23,450	$20,698
6/22	$14,222	$21,488	$18,632
7/22	$15,538	$23,504	$20,471
8/22	$14,694	$22,627	$19,829
9/22	$13,386	$20,528	$17,991
10/22	$14,344	$22,212	$19,588
11/22	$15,188	$23,371	$20,765
12/22	$14,595	$22,003	$19,643
1/23	$15,728	$23,518	$21,274
2/23	$15,325	$22,968	$20,758
3/23	$15,348	$23,583	$20,440
4/23	$15,363	$23,834	$20,332
5/23	$14,861	$23,927	$19,764
6/23	$15,698	$25,560	$21,413
7/23	$16,086	$26,477	$22,262
8/23	$15,576	$25,966	$21,490
9/23	$14,625	$24,729	$20,410
10/23	$13,971	$24,073	$19,391
11/23	$15,363	$26,318	$21,375
12/23	$16,146	$27,714	$23,027
1/24	$15,949	$28,021	$22,699
2/24	$16,641	$29,538	$23,967
3/24	$17,219	$30,491	$25,007
4/24	$16,260	$29,149	$23,656
5/24	$16,694	$30,526	$24,331
6/24	$16,572	$31,471	$24,170
7/24	$17,295	$32,056	$25,309
8/24	$17,804	$32,754	$25,822
9/24	$18,226	$33,432	$26,396

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class C	22.78%	5.53%	6.18%
Class C with 1% Maximum Deferred Sales Charge	21.78%	5.53%	6.18%
Russell 3000®IndexFootnote Reference1	35.19%	15.25%	12.82%
Russell Midcap® Index	29.33%	11.28%	10.18%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$235,021,560
# of Portfolio Holdings	60
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$1,345,606

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	3.7%
Consumer Staples	4.6%
Utilities	4.9%
Materials	5.8%
Real Estate	8.7%
Health Care	10.8%
Information Technology	12.1%
Financials	15.0%
Consumer Discretionary	15.0%
Industrials	19.4%

Top Ten Holdings (% of total investments)Footnote Referencea

AptarGroup, Inc.	3.5%
Motorola Solutions, Inc.	3.4%
Tradeweb Markets, Inc., Class A	3.0%
Dorman Products, Inc.	2.8%
Lamar Advertising Co., Class A	2.7%
Cooper Cos., Inc.	2.7%
Equity LifeStyle Properties, Inc.	2.6%
Copart, Inc.	2.6%
AMETEK, Inc.	2.5%
CMS Energy Corp.	2.5%
Total	28.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CCACX-TSR-AR

Calvert Mid-Cap Fund

Class I CCPIX

Annual Shareholder Report September 30, 2024

This annual shareholder report contains important information about the Calvert Mid-Cap Fund for the period of October 1, 2023 to September 30, 2024. You can find additional information about the Fund at www.eatonvance.com/calvert-fund-documents.php. You can also request this information by contacting us at 1-800-368-2745.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$104	0.93%

How did the Fund perform last year and what affected its performance?

Key contributors to (↑) and detractors from (↓) performance, relative to the Russell Midcap® Index (the Index):

↓ Rentokil Initial Plc., a pest control and hygiene services provider, detracted from relative returns on challenges related to its 2022 acquisition of Terminix

↓ VeriSign, Inc., a provider of domain registration and internet services, hurt returns as Chinese registrations fell and its prospects disappointed investors

↓ Aptiv, a provider of auto industry electronics, detracted from returns on lower new car production volumes. The stock was sold by period-end

↓ Envista Holdings Corp., a provider of dental equipment, detracted from Index-relative returns on lower revenues and demand. The stock was sold by period-end

↑ Core & Main, Inc. ― a wastewater, storm drainage, and fire protection equipment distributor ― contributed to returns on better-than-expected sales and earnings

↑ Motorola Solutions, Inc., an information technology business, contributed to returns on record cash flows, and double-digit revenue and earnings growth

↑ Lamar Advertising Co., an outdoor advertising business, contributed to performance supported by robust demand from local and regional advertisers

↑ Trex Company, Inc., a composite deck maker, helped returns on strong revenue and margins growth during the first half of the period. Trex was sold by period-end

Fund Performance

Comparison of the change in value of a $1,000,000 investment for the period indicated.

	Class I	Russell 3000® Index	Russell Midcap® Index
9/14	$1,000,000	$1,000,000	$1,000,000
10/14	$1,039,573	$1,027,513	$1,030,820
11/14	$1,056,324	$1,052,414	$1,057,197
12/14	$1,058,317	$1,052,402	$1,059,436
1/15	$1,041,122	$1,023,112	$1,042,905
2/15	$1,132,088	$1,082,351	$1,100,647
3/15	$1,149,838	$1,071,348	$1,101,305
4/15	$1,132,938	$1,076,194	$1,091,296
5/15	$1,145,704	$1,091,079	$1,107,282
6/15	$1,151,241	$1,072,825	$1,084,382
7/15	$1,154,867	$1,090,768	$1,092,425
8/15	$1,077,471	$1,024,919	$1,034,778
9/15	$1,055,282	$995,053	$997,523
10/15	$1,098,816	$1,073,648	$1,059,366
11/15	$1,081,076	$1,079,600	$1,062,065
12/15	$1,024,616	$1,057,440	$1,033,601
1/16	$976,925	$997,774	$965,878
2/16	$981,443	$997,453	$976,795
3/16	$1,052,999	$1,067,679	$1,056,801
4/16	$1,017,687	$1,074,296	$1,067,973
5/16	$1,029,166	$1,093,516	$1,085,487
6/16	$1,020,105	$1,095,764	$1,090,431
7/16	$1,046,386	$1,139,252	$1,140,215
8/16	$1,050,020	$1,142,158	$1,137,367
9/16	$1,037,938	$1,143,953	$1,139,665
10/16	$1,019,835	$1,119,203	$1,103,500
11/16	$1,075,978	$1,169,290	$1,163,010
12/16	$1,094,645	$1,192,107	$1,176,220
1/17	$1,103,459	$1,214,544	$1,204,605
2/17	$1,131,784	$1,259,715	$1,238,692
3/17	$1,127,504	$1,260,572	$1,236,756
4/17	$1,136,024	$1,273,934	$1,246,282
5/17	$1,150,314	$1,286,971	$1,257,666
6/17	$1,153,662	$1,298,586	$1,270,176
7/17	$1,164,615	$1,323,070	$1,288,878
8/17	$1,149,096	$1,325,620	$1,278,861
9/17	$1,178,322	$1,357,949	$1,314,297
10/17	$1,189,293	$1,387,582	$1,336,228
11/17	$1,215,495	$1,429,716	$1,381,189
12/17	$1,227,567	$1,444,006	$1,394,030
1/18	$1,269,735	$1,520,120	$1,446,509
2/18	$1,222,551	$1,464,089	$1,386,759
3/18	$1,231,872	$1,434,699	$1,387,619
4/18	$1,242,479	$1,440,152	$1,385,506
5/18	$1,279,686	$1,480,808	$1,416,954
6/18	$1,292,981	$1,490,492	$1,426,736
7/18	$1,326,187	$1,539,955	$1,462,281
8/18	$1,361,734	$1,594,035	$1,507,701
9/18	$1,360,724	$1,596,674	$1,498,039
10/18	$1,257,759	$1,479,106	$1,373,576
11/18	$1,301,594	$1,508,731	$1,407,337
12/18	$1,178,356	$1,368,314	$1,267,757
1/19	$1,278,098	$1,485,762	$1,404,513
2/19	$1,340,860	$1,538,015	$1,464,842
3/19	$1,352,486	$1,560,473	$1,477,398
4/19	$1,406,414	$1,622,785	$1,533,615
5/19	$1,343,338	$1,517,772	$1,439,505
6/19	$1,425,477	$1,624,375	$1,538,381
7/19	$1,468,834	$1,648,522	$1,560,347
8/19	$1,449,442	$1,614,916	$1,515,904
9/19	$1,454,021	$1,643,259	$1,545,758
10/19	$1,456,110	$1,678,633	$1,562,012
11/19	$1,510,732	$1,742,441	$1,617,836
12/19	$1,542,647	$1,792,752	$1,654,954
1/20	$1,550,044	$1,790,794	$1,641,688
2/20	$1,419,068	$1,644,176	$1,499,089
3/20	$1,179,972	$1,418,072	$1,206,937
4/20	$1,309,132	$1,605,882	$1,380,275
5/20	$1,371,494	$1,691,762	$1,477,308
6/20	$1,389,184	$1,730,439	$1,503,923
7/20	$1,468,489	$1,828,699	$1,592,234
8/20	$1,527,916	$1,961,178	$1,648,216
9/20	$1,504,316	$1,889,770	$1,616,127
10/20	$1,508,754	$1,848,982	$1,626,430
11/20	$1,652,296	$2,073,917	$1,851,236
12/20	$1,726,936	$2,167,218	$1,937,966
1/21	$1,695,285	$2,157,579	$1,932,840
2/21	$1,775,749	$2,225,019	$2,040,483
3/21	$1,811,888	$2,304,770	$2,095,697
4/21	$1,886,382	$2,423,579	$2,202,504
5/21	$1,893,414	$2,434,642	$2,220,180
6/21	$1,905,360	$2,494,678	$2,252,858
7/21	$1,922,518	$2,536,865	$2,270,190
8/21	$1,968,319	$2,609,210	$2,327,904
9/21	$1,872,249	$2,492,141	$2,231,997
10/21	$1,948,956	$2,660,670	$2,364,755
11/21	$1,887,888	$2,620,172	$2,282,414
12/21	$1,985,655	$2,723,350	$2,375,637
1/22	$1,810,146	$2,563,119	$2,200,622
2/22	$1,814,285	$2,498,556	$2,184,795
3/22	$1,851,953	$2,579,600	$2,240,744
4/22	$1,712,871	$2,348,100	$2,068,131
5/22	$1,688,862	$2,344,952	$2,069,779
6/22	$1,549,780	$2,148,777	$1,863,199
7/22	$1,695,071	$2,350,370	$2,047,122
8/22	$1,604,005	$2,262,656	$1,982,899
9/22	$1,462,853	$2,052,842	$1,799,123
10/22	$1,568,407	$2,221,188	$1,958,801
11/22	$1,662,370	$2,337,125	$2,076,519
12/22	$1,598,904	$2,200,278	$1,964,293
1/23	$1,724,195	$2,351,818	$2,127,413
2/23	$1,681,048	$2,296,849	$2,075,814
3/23	$1,685,197	$2,358,265	$2,043,959
4/23	$1,688,931	$2,383,391	$2,033,164
5/23	$1,634,583	$2,392,664	$1,976,356
6/23	$1,727,929	$2,556,048	$2,141,271
7/23	$1,771,905	$2,647,674	$2,226,212
8/23	$1,717,557	$2,596,564	$2,148,998
9/23	$1,614,255	$2,472,879	$2,041,033
10/23	$1,543,312	$2,407,326	$1,939,085
11/23	$1,698,473	$2,631,805	$2,137,469
12/23	$1,786,351	$2,771,401	$2,302,685
1/24	$1,766,406	$2,802,116	$2,269,896
2/24	$1,843,694	$2,953,796	$2,396,713
3/24	$1,910,178	$3,049,077	$2,500,700
4/24	$1,805,050	$2,914,913	$2,365,617
5/24	$1,854,498	$3,052,634	$2,433,087
6/24	$1,842,863	$3,147,135	$2,416,970
7/24	$1,924,306	$3,205,637	$2,530,881
8/24	$1,982,896	$3,275,420	$2,582,162
9/24	$2,001,110	$3,343,175	$2,639,634

Average Annual Total Returns (%)

Fund	1 Year	5 Years	10 Years
Class I	23.97%	6.59%	7.18%
Russell 3000®IndexFootnote Reference1	35.19%	15.25%	12.82%
Russell Midcap® Index	29.33%	11.28%	10.18%
Footnote	Description
Footnote[1]	In accordance with regulatory changes requiring the Fund’s primary benchmark to represent the overall applicable market, the Fund’s primary prospectus benchmark changed to the indicated benchmark effective May 1, 2024.

Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance assumes that all dividends and distributions, if any, were reinvested. For more recent performance information, visit www.eatonvance.com/performance.php. Performance prior to December 31, 2016 is that of the Fund's former investment adviser.

THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Key Fund Statistics

Total Net Assets	$235,021,560
# of Portfolio Holdings	60
Portfolio Turnover Rate	26%
Total Advisory Fees Paid	$1,345,606

What did the Fund invest in?

The following tables reflect what the Fund invested in as of the report date.

Sector Allocation (% of total investments)

Value	Value
Short-Term Investments	3.7%
Consumer Staples	4.6%
Utilities	4.9%
Materials	5.8%
Real Estate	8.7%
Health Care	10.8%
Information Technology	12.1%
Financials	15.0%
Consumer Discretionary	15.0%
Industrials	19.4%

Top Ten Holdings (% of total investments)Footnote Referencea

AptarGroup, Inc.	3.5%
Motorola Solutions, Inc.	3.4%
Tradeweb Markets, Inc., Class A	3.0%
Dorman Products, Inc.	2.8%
Lamar Advertising Co., Class A	2.7%
Cooper Cos., Inc.	2.7%
Equity LifeStyle Properties, Inc.	2.6%
Copart, Inc.	2.6%
AMETEK, Inc.	2.5%
CMS Energy Corp.	2.5%
Total	28.3%
Footnote	Description
Footnote[a]	Excluding cash equivalents

Additional Information

If you wish to view additional information about the Fund, including the prospectus, statement of additional information, financial statements and holdings, please scan the QR code or visit www.eatonvance.com/calvert-fund-documents.php. For proxy information, please visit www.calvert.com/active-engagement.php?DM=how-we-influence.

Householding

The Funds may deliver a single copy of certain required shareholder documents (including prospectuses, shareholder reports, and proxy materials) to investors with the same last name and the same address. Your participation will continue indefinitely unless you instruct otherwise by calling 1-800-368-2745 or by contacting your financial intermediary. Your instruction will typically be effective within 30 days of receipt.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Shareholder Report September 30, 2024

CCPIX-TSR-AR

(b) Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2023 and September 30, 2024 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/23	%*	9/30/24	%*
Audit Fees	$149,600	0%	$157,400	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$149,600	0%	$157,400	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/23		Fiscal Year ended 9/30/24
$	%*	$	%*
$0	0%	$18,490	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Calvert
Mid-Cap Fund
Annual Financial Statements and
Additional Information
September 30, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
Mid-Cap Fund

Calvert
Mid-Cap Fund
September 30, 2024
Schedule of Investments

Common Stocks — 97.1%

Security	Shares	Value
Automobile Components — 2.8%
Dorman Products, Inc.(1)	58,938	$ 6,667,066
		$ 6,667,066
Banks — 2.5%
Commerce Bancshares, Inc.	50,510	$ 3,000,294
First Financial Bankshares, Inc.	79,284	2,934,301
		$ 5,934,595
Biotechnology — 0.9%
Neurocrine Biosciences, Inc.(1)	19,122	$ 2,203,237
		$2,203,237
Broadline Retail — 0.4%
Etsy, Inc.(1)	15,728	$873,376
		$873,376
Building Products — 2.0%
AZEK Co., Inc.(1)	101,219	$4,737,049
		$4,737,049
Capital Markets — 4.3%
LPL Financial Holdings, Inc.	12,621	$2,936,023
Tradeweb Markets, Inc., Class A	58,153	7,191,782
		$10,127,805
Chemicals — 1.9%
Quaker Chemical Corp.	26,384	$4,445,440
		$4,445,440
Commercial Services & Supplies — 3.3%
Copart, Inc.(1)	116,805	$6,120,582
Rentokil Initial PLC ADR(2)	68,682	1,712,242
		$7,832,824
Communications Equipment — 3.5%
Motorola Solutions, Inc.	18,099	$8,137,853
		$8,137,853
Consumer Staples Distribution & Retail — 2.8%
Casey's General Stores, Inc.	5,550	$2,085,191
U.S. Foods Holding Corp.(1)	71,831	4,417,606
		$6,502,797
Containers & Packaging — 4.0%
AptarGroup, Inc.	51,392	$8,232,484
Avery Dennison Corp.	5,222	1,152,809
		$9,385,293
Security	Shares	Value
Electric Utilities — 2.4%
Alliant Energy Corp.	94,069	$ 5,709,048
		$ 5,709,048
Electrical Equipment — 2.5%
AMETEK, Inc.	34,813	$ 5,977,740
		$ 5,977,740
Electronic Equipment, Instruments & Components — 1.9%
TE Connectivity PLC	29,319	$ 4,426,876
		$ 4,426,876
Food Products — 0.4%
Lamb Weston Holdings, Inc.	14,725	$953,296
		$953,296
Ground Transportation — 1.6%
Landstar System, Inc.	19,662	$3,713,562
		$3,713,562
Health Care Equipment & Supplies — 7.0%
Cooper Cos., Inc.(1)	57,230	$6,314,758
IDEXX Laboratories, Inc.(1)	9,618	4,859,206
Teleflex, Inc.	20,955	5,182,591
		$16,356,555
Hotels, Restaurants & Leisure — 6.6%
Aramark	125,323	$4,853,760
Choice Hotels International, Inc.	20,271	2,641,311
Domino's Pizza, Inc.	4,954	2,130,914
Wyndham Hotels & Resorts, Inc.	74,337	5,808,693
		$15,434,678
Household Durables — 1.3%
NVR, Inc.(1)	314	$3,080,905
		$3,080,905
Household Products — 1.4%
Church & Dwight Co., Inc.	32,533	$3,406,856
		$3,406,856
Industrial REITs — 1.6%
Rexford Industrial Realty, Inc.	77,002	$3,873,971
		$3,873,971
Insurance — 8.3%
American Financial Group, Inc.	26,943	$3,626,528
Arch Capital Group Ltd.(1)	33,108	3,704,123
Kinsale Capital Group, Inc.	5,934	2,762,692
Ryan Specialty Holdings, Inc.	41,517	2,756,314
W.R. Berkley Corp.	42,940	2,435,986

1
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
White Mountains Insurance Group Ltd.	2,483	$ 4,211,665
		$ 19,497,308
IT Services — 1.5%
VeriSign, Inc.(1)	18,751	$ 3,561,940
		$ 3,561,940
Life Sciences Tools & Services — 1.3%
Avantor, Inc.(1)	117,803	$ 3,047,564
		$ 3,047,564
Machinery — 4.6%
Graco, Inc.	45,207	$3,956,064
Middleby Corp.(1)	26,556	3,694,736
Nordson Corp.	12,028	3,158,914
		$10,809,714
Multi-Utilities — 2.5%
CMS Energy Corp.	83,171	$5,874,368
		$5,874,368
Pharmaceuticals — 1.6%
Royalty Pharma PLC, Class A	136,338	$3,857,002
		$3,857,002
Professional Services — 2.1%
Dayforce, Inc.(1)(2)	39,313	$2,407,921
Verisk Analytics, Inc.	9,703	2,600,016
		$5,007,937
Residential REITs — 4.5%
Equity LifeStyle Properties, Inc.	87,416	$6,236,258
Mid-America Apartment Communities, Inc.	26,656	4,235,638
		$10,471,896
Semiconductors & Semiconductor Equipment — 3.6%
Entegris, Inc.	13,998	$1,575,195
Microchip Technology, Inc.	32,829	2,635,840
ON Semiconductor Corp.(1)	35,741	2,595,154
Teradyne, Inc.	11,618	1,555,999
		$8,362,188
Software — 1.8%
Tyler Technologies, Inc.(1)	7,108	$4,149,082
		$4,149,082
Specialized REITs — 2.7%
Lamar Advertising Co., Class A	47,601	$6,359,493
		$6,359,493
Security	Shares	Value
Specialty Retail — 4.1%
Burlington Stores, Inc.(1)	14,367	$ 3,785,417
O'Reilly Automotive, Inc.(1)	4,995	5,752,242
		$ 9,537,659
Trading Companies & Distributors — 3.4%
Core & Main, Inc., Class A(1)	110,983	$ 4,927,645
United Rentals, Inc.	3,764	3,047,824
		$ 7,975,469
Total Common Stocks (identified cost $177,857,035)		$228,292,442

Short-Term Investments — 3.7%
Affiliated Fund — 3.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(3)	6,974,937	$ 6,974,937
Total Affiliated Fund (identified cost $6,974,937)		$ 6,974,937
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%(4)	1,695,619	$ 1,695,619
Total Securities Lending Collateral (identified cost $1,695,619)		$ 1,695,619
Total Short-Term Investments (identified cost $8,670,556)		$ 8,670,556
Total Investments — 100.8% (identified cost $186,527,591)		$236,962,998
Other Assets, Less Liabilities — (0.8)%		$ (1,941,438)
Net Assets — 100.0%		$235,021,560

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $3,994,142.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.
(4)	Represents investment of cash collateral received in connection with securities lending.

2
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Schedule of Investments — continued

Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
3
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Statement of Assets and Liabilities

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $179,552,654) - including $3,994,142 of securities on loan	$229,988,061
Investments in securities of affiliated issuers, at value (identified cost $6,974,937)	6,974,937
Receivable for capital shares sold	67,576
Dividends receivable	105,898
Dividends receivable - affiliated	15,037
Securities lending income receivable	923
Directors' deferred compensation plan	169,848
Total assets	$237,322,280
Liabilities
Payable for capital shares redeemed	$128,731
Deposits for securities loaned	1,695,619
Payable to affiliates:
Investment advisory fee	123,333
Administrative fee	22,842
Distribution and service fees	34,988
Sub-transfer agency fee	15,988
Directors' deferred compensation plan	169,848
Other	8,197
Accrued expenses	101,174
Total liabilities	$2,300,720
Net Assets	$235,021,560
Sources of Net Assets
Paid-in capital	$176,903,490
Distributable earnings	58,118,070
Net Assets	$235,021,560
Class A Shares
Net Assets	$159,879,055
Shares Outstanding	4,091,501
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$39.08
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$41.25
Class C Shares
Net Assets	$3,188,059
Shares Outstanding	135,052
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$23.61
4
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Statement of Assets and Liabilities — continued

September 30, 2024
Class I Shares
Net Assets	$71,954,446
Shares Outstanding	1,493,939
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$48.16

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Statement of Operations

Year Ended
September 30, 2024
Investment Income
Dividend income	$2,775,612
Dividend income - affiliated issuers	123,368
Interest income - affiliated issuers	1,110
Securities lending income, net	10,403
Total investment income	$2,910,493
Expenses
Investment advisory fee	$1,515,176
Administrative fee	279,725
Distribution and service fees:
Class A	376,296
Class C	34,771
Directors' fees and expenses	13,942
Custodian fees	7,159
Transfer agency fees and expenses	308,750
Accounting fees	55,290
Professional fees	47,922
Registration fees	49,005
Reports to shareholders	37,308
Miscellaneous	24,016
Total expenses	$2,749,360
Waiver and/or reimbursement of expenses by affiliates	$(169,570)
Net expenses	$2,579,790
Net investment income	$330,703
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$9,243,596
Net realized gain	$9,243,596
Change in unrealized appreciation (depreciation):
Investment securities	$40,253,733
Investment securities - affiliated issuers	4,936
Net change in unrealized appreciation (depreciation)	$40,258,669
Net realized and unrealized gain	$49,502,265
Net increase in net assets from operations	$49,832,968
6
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$330,703	$456,643
Net realized gain	9,243,596	1,773,755
Net change in unrealized appreciation (depreciation)	40,258,669	23,241,735
Net increase in net assets from operations	$49,832,968	$25,472,133
Distributions to shareholders:
Class A	$ —	$(50,586)
Class I	(139,654)	(233,247)
Total distributions to shareholders	$(139,654)	$(283,833)
Capital share transactions:
Class A	$(12,654,880)	$(12,339,154)
Class C	(1,184,559)	(1,442,515)
Class I	(29,480,979)	(23,056,768)
Net decrease in net assets from capital share transactions	$(43,320,418)	$(36,838,437)
Net increase (decrease) in net assets	$6,372,896	$(11,650,137)
Net Assets
At beginning of year	$228,648,664	$240,298,801
At end of year	$235,021,560	$228,648,664
7
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Financial Highlights

	Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$31.59	$28.71	$41.79	$33.96	$34.69
Income (Loss) From Operations
Net investment income (loss)(1)	$0.02	$0.03	$(0.02)	$(0.12)	$0.05
Net realized and unrealized gain (loss)	7.47	2.86	(7.90)	8.28	1.07
Total income (loss) from operations	$7.49	$2.89	$(7.92)	$8.16	$1.12
Less Distributions
From net investment income	$ —	$(0.01)	$ —	$(0.00)(2)	$(0.03)
From net realized gain	—	—	(5.16)	(0.33)	(1.82)
Total distributions	$ —	$(0.01)	$(5.16)	$(0.33)	$(1.85)
Net asset value — End of year	$39.08	$31.59	$28.71	$41.79	$33.96
Total Return(3)	23.71%	10.07%	(22.06)%	24.13%	3.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$159,879	$140,598	$138,646	$183,991	$149,112
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.25%	1.26%	1.23%	1.22%	1.26%
Net expenses	1.18%(5)	1.18%(5)	1.18%(5)	1.18%	1.18%
Net investment income (loss)	0.07%	0.09%	(0.07)%	(0.30)%	0.15%
Portfolio Turnover	26%	27%	109%	79%	70%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$19.23	$17.60	$27.53	$22.64	$23.83
Income (Loss) From Operations
Net investment loss(1)	$(0.15)	$(0.13)	$(0.18)	$(0.28)	$(0.14)
Net realized and unrealized gain (loss)	4.53	1.76	(4.78)	5.50	0.73
Total income (loss) from operations	$4.38	$1.63	$(4.96)	$5.22	$0.59
Less Distributions
From net realized gain	$ —	$ —	$(4.97)	$(0.33)	$(1.78)
Total distributions	$ —	$ —	$(4.97)	$(0.33)	$(1.78)
Net asset value — End of year	$23.61	$19.23	$17.60	$27.53	$22.64
Total Return(2)	22.78%	9.26%	(22.63)%	23.20%	2.40%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,188	$3,654	$4,612	$7,469	$8,787
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.00%	2.01%	1.98%	1.98%	2.01%
Net expenses	1.93%(4)	1.93%(4)	1.93%(4)	1.93%	1.93%
Net investment loss	(0.68)%	(0.65)%	(0.82)%	(1.05)%	(0.62)%
Portfolio Turnover	26%	27%	109%	79%	70%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$38.91	$35.34	$50.28	$40.77	$41.25
Income (Loss) From Operations
Net investment income (loss)(1)	$0.14	$0.14	$0.09	$(0.03)	$0.16
Net realized and unrealized gain (loss)	9.18	3.52	(9.77)	9.95	1.27
Total income (loss) from operations	$9.32	$3.66	$(9.68)	$9.92	$1.43
Less Distributions
From net investment income	$(0.07)	$(0.09)	$(0.08)	$(0.08)	$(0.09)
From net realized gain	—	—	(5.18)	(0.33)	(1.82)
Total distributions	$(0.07)	$(0.09)	$(5.26)	$(0.41)	$(1.91)
Net asset value — End of year	$48.16	$38.91	$35.34	$50.28	$40.77
Total Return(2)	23.97%	10.35%	(21.87)%	24.45%	3.45%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$71,954	$84,396	$97,041	$122,391	$76,327
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.00%	1.01%	0.98%	0.97%	1.01%
Net expenses	0.93%(4)	0.93%(4)	0.93%(4)	0.93%	0.93%
Net investment income (loss)	0.32%	0.34%	0.20%	(0.06)%	0.40%
Portfolio Turnover	26%	27%	109%	79%	70%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Calvert
Mid-Cap Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Mid-Cap Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in mid-cap stocks.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
11

Calvert
Mid-Cap Fund
September 30, 2024
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2024, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$228,292,442(1)	$ —	$ —	$228,292,442
Short-Term Investments:
Affiliated Fund	6,974,937	—	—	6,974,937
Securities Lending Collateral	1,695,619	—	—	1,695,619
Total Investments	$236,962,998	$ —	$ —	$236,962,998

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.65% of the Fund's average daily net assets and is payable monthly. For the year ended September 30, 2024, the investment advisory fee amounted to $1,515,176.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $3,395 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.18%, 1.93% and 0.93% for Class A, Class C and Class I, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM waived and/or reimbursed expenses of $166,175.
12

Calvert
Mid-Cap Fund
September 30, 2024
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $279,725.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2024 amounted to $376,296 and $34,771 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $10,460 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2024. The Fund was also informed that EVD received less than $100 of contingent deferred sales charges paid by Class A and Class C shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $65,554 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $60,225,704 and $111,264,231, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Year Ended September 30,
	2024	2023
Ordinary income	$139,654	$283,833
During the year ended September 30, 2024, distributable earnings was decreased by $570,485 and paid-in capital was increased by $570,485 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
13

Calvert
Mid-Cap Fund
September 30, 2024
Notes to Financial Statements — continued

Undistributed ordinary income	$47,055
Undistributed long-term capital gains	7,430,306
Net unrealized appreciation	50,640,709
Distributable earnings	$58,118,070
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$186,322,289
Gross unrealized appreciation	$54,132,569
Gross unrealized depreciation	(3,491,860)
Net unrealized appreciation	$50,640,709
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2024, the total value of securities on loan was $3,994,142 and the total value of collateral received was $4,091,921, comprised of cash of $1,695,619 and U.S. government and/or agencies securities of $2,396,302.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2024.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,695,619	$ —	$ —	$ —	$1,695,619
The carrying amount of the liability for deposits for securities loaned at September 30, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024.
14

Calvert
Mid-Cap Fund
September 30, 2024
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2024. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2024. Effective October 22, 2024, the Fund renewed its line of credit agreement, which expires October 21, 2025, at substantially the same terms.
7  Affiliated Investments
During the year ended September 30, 2024, the Fund had invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM’s affiliate serves on the CIC Board.
At September 30, 2024, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $6,974,937, which represents 3.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	$355,064	$ —	$ (360,000)	$ —	$4,936	$ —	$ 1,110	$ —
Short-Term Investments
Liquidity Fund	6,229	51,694,455	(44,725,747)	—	—	6,974,937	123,368	6,974,937
Total				$ —	$4,936	$6,974,937	$124,478
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	193,091	$6,764,683	212,781	$6,880,015
Reinvestment of distributions	—	—	1,549	48,798
Shares redeemed	(552,134)	(19,419,563)	(592,319)	(19,267,967)
Net decrease	(359,043)	$(12,654,880)	(377,989)	$(12,339,154)
Class C
Shares sold	10,723	$215,656	14,125	$277,364
Shares redeemed	(65,717)	(1,400,215)	(86,038)	(1,719,879)
Net decrease	(54,994)	$(1,184,559)	(71,913)	$(1,442,515)
15

Calvert
Mid-Cap Fund
September 30, 2024
Notes to Financial Statements — continued

	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class I
Shares sold	335,106	$14,352,476	501,247	$20,066,342
Reinvestment of distributions	3,227	138,103	5,935	229,870
Shares redeemed	(1,013,673)	(43,971,558)	(1,083,692)	(43,352,980)
Net decrease	(675,340)	$(29,480,979)	(576,510)	$(23,056,768)
16

Calvert
Mid-Cap Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Mid-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Mid-Cap Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
17

Calvert
Mid-Cap Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $1,818,889, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2024, $8,049,918 or, if subsequently determined to be different, the net capital gain of such year.
18

Calvert
Mid-Cap Fund
September 30, 2024
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
19

Calvert
Mid-Cap Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Mid-Cap Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s recent performance, noting that a new portfolio management team had assumed responsibility for the day-to-day management of the Fund in the latter half of 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
20

Calvert
Mid-Cap Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not necessary at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
21

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CCAFX-NCSR 9.30.24

Calvert
Emerging Markets Equity Fund
Annual Financial Statements and
Additional Information
September 30, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
Emerging Markets Equity Fund

Calvert
Emerging Markets Equity Fund
September 30, 2024
Schedule of Investments

Common Stocks — 100.8%

Security	Shares	Value
Brazil — 5.2%
Itausa SA, PFC Shares	21,818,624	$ 44,336,540
Localiza Rent a Car SA	1,882,186	14,165,542
WEG SA	1,912,400	19,093,459
		$ 77,595,541
Canada — 2.2%
Wheaton Precious Metals Corp.	540,969	$ 33,042,387
		$ 33,042,387
Chile — 2.0%
Banco de Chile	114,074,404	$14,568,219
Falabella SA(1)	3,921,905	14,532,611
		$29,100,830
China — 24.5%
BYD Co. Ltd., Class H	473,000	$16,875,662
Centre Testing International Group Co. Ltd., Class A	10,416,200	22,030,350
China Overseas Property Holdings Ltd.	26,183,877	20,567,125
H World Group Ltd. ADR	523,554	19,476,209
Hangzhou First Applied Material Co. Ltd., Class A	3,599,745	8,976,845
Hangzhou Tigermed Consulting Co. Ltd., Class A	2,333,668	22,731,116
JD.com, Inc., Class A	1,688,887	33,875,473
Kanzhun Ltd. ADR	1,358,009	23,575,036
Kingsoft Corp. Ltd.	8,417,400	31,544,637
NARI Technology Co. Ltd., Class A	8,822,769	34,406,176
Shenzhen Inovance Technology Co. Ltd., Class A	1,404,685	12,378,622
Tencent Holdings Ltd.	1,619,713	90,063,882
Tencent Music Entertainment Group ADR	1,707,018	20,569,567
Zhongsheng Group Holdings Ltd.	4,179,683	7,586,838
		$364,657,538
Hong Kong — 4.8%
AIA Group Ltd.	2,714,417	$23,704,617
ASMPT Ltd.	1,806,246	21,956,848
Hong Kong Exchanges & Clearing Ltd.	624,500	25,511,045
		$71,172,510
Hungary — 3.2%
Richter Gedeon Nyrt	1,516,351	$46,713,527
		$46,713,527
India — 15.2%
Bharat Forge Ltd.	333,891	$6,045,889
Cyient Ltd.	508,297	11,234,551
HDFC Bank Ltd.	2,301,215	47,390,602
ICICI Bank Ltd.	2,891,873	43,918,496
Infosys Ltd.	1,897,215	42,422,791
Maruti Suzuki India Ltd.	118,507	18,724,456
Max Healthcare Institute Ltd.	866,128	10,268,965
Samvardhana Motherson International Ltd.	4,998,931	12,586,452
Security	Shares	Value
India (continued)
SBI Life Insurance Co. Ltd.(2)	1,537,828	$ 33,791,584
		$ 226,383,786
Indonesia — 1.7%
Bank Rakyat Indonesia Persero Tbk. PT	78,161,275	$ 25,563,603
		$ 25,563,603
Malaysia — 1.2%
Press Metal Aluminium Holdings Bhd.	14,164,300	$ 17,413,869
		$ 17,413,869
Mexico — 2.0%
Grupo Financiero Banorte SAB de CV, Class O	1,682,932	$11,977,963
Wal-Mart de Mexico SAB de CV	5,668,929	17,104,676
		$29,082,639
Singapore — 2.6%
Grab Holdings Ltd., Class A(1)	3,152,456	$11,979,333
Singapore Telecommunications Ltd.	10,544,100	26,512,203
		$38,491,536
South Africa — 5.5%
Clicks Group Ltd.	1,107,553	$25,434,985
FirstRand Ltd.	6,572,909	31,532,238
Prosus NV(3)	569,867	24,958,769
		$81,925,992
South Korea — 11.0%
Hansol Chemical Co. Ltd.	155,058	$15,886,419
KB Financial Group, Inc.	579,520	35,757,692
Samsung Electronics Co. Ltd.	1,734,884	81,086,357
Samsung Electronics Co. Ltd., PFC Shares	270,097	10,489,728
Samsung Life Insurance Co. Ltd.	282,808	20,198,202
		$163,418,398
Sweden — 1.5%
Epiroc AB, Class A(3)	1,046,419	$22,664,864
		$22,664,864
Taiwan — 16.2%
Accton Technology Corp.	1,497,000	$25,047,273
Airtac International Group	462,000	13,232,165
Delta Electronics, Inc.	1,361,000	16,238,170
Lotes Co. Ltd.	237,000	10,339,440
Sinbon Electronics Co. Ltd.	1,706,000	16,160,464
Taiwan Semiconductor Manufacturing Co. Ltd.	4,579,000	138,075,743
Voltronic Power Technology Corp.	105,000	6,711,483
Wiwynn Corp.	280,000	15,176,074
		$240,980,812

1
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Turkey — 1.2%
Haci Omer Sabanci Holding AS	6,433,698	$ 18,278,705
		$ 18,278,705
United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	1,833,828	$ 4,203,746
		$ 4,203,746
United States — 0.5%
Micron Technology, Inc.	67,973	$ 7,049,480
		$ 7,049,480
Total Common Stocks (identified cost $1,136,646,924)		$1,497,739,763

Short-Term Investments — 1.1%

Affiliated Fund — 0.0%(4)
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(5)	48,007	$ 48,007
Total Affiliated Fund (identified cost $48,007)		$ 48,007
Securities Lending Collateral — 1.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%(6)	17,100,000	$ 17,100,000
Total Securities Lending Collateral (identified cost $17,100,000)		$ 17,100,000
Total Short-Term Investments (identified cost $17,148,007)		$ 17,148,007

Total Investments — 101.9% (identified cost $1,153,794,931)	$1,514,887,770
Other Assets, Less Liabilities — (1.9)%	$ (28,432,889)
Net Assets — 100.0%	$1,486,454,881

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2024, the aggregate value of these securities is $33,791,584 or 2.3% of the Fund's net assets.
(3)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $16,292,987.
(4)	Amount is less than 0.05%.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.
(6)	Represents investment of cash collateral received in connection with securities lending.

2
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Schedule of Investments — continued

At September 30, 2024, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Information Technology	27.2%
Financials	25.6
Communication Services	12.9
Industrials	10.5
Consumer Discretionary	10.4
Health Care	5.4
Materials	4.5
Consumer Staples	2.9
Real Estate	1.4
Total	100.8%

Abbreviations:
ADR	– American Depositary Receipt
PFC Shares	– Preference Shares
3
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Statement of Assets and Liabilities

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,153,746,924) - including $16,292,987 of securities on loan	$1,514,839,763
Investments in securities of affiliated issuers, at value (identified cost $48,007)	48,007
Cash	26,043
Cash denominated in foreign currency, at value (cost $25,468,904)	25,732,989
Receivable for investments sold	7,901,245
Receivable for capital shares sold	1,059,569
Dividends receivable	1,514,524
Dividends receivable - affiliated	15,371
Securities lending income receivable	810
Directors' deferred compensation plan	791,751
Total assets	$1,551,930,072
Liabilities
Payable for line of credit	$25,400,000
Payable for investments purchased	9,165,166
Payable for capital shares redeemed	1,848,258
Payable for foreign capital gains taxes	8,760,821
Deposits for securities loaned	17,100,000
Payable to affiliates:
Investment advisory fee	882,812
Administrative fee	145,189
Distribution and service fees	50,677
Sub-transfer agency fee	60,731
Directors' deferred compensation plan	791,751
Other	327,595
Accrued expenses	942,191
Total liabilities	$65,475,191
Net Assets	$1,486,454,881
Sources of Net Assets
Paid-in capital	$1,463,484,376
Distributable earnings	22,970,505
Net Assets	$1,486,454,881
Class A Shares
Net Assets	$214,947,765
Shares Outstanding	11,553,401
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.60
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$19.63
Class C Shares
Net Assets	$12,075,268
Shares Outstanding	676,772
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$17.84
4
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Statement of Assets and Liabilities — continued

September 30, 2024
Class I Shares
Net Assets	$1,096,465,799
Shares Outstanding	58,348,860
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.79
Class R6 Shares
Net Assets	$162,966,049
Shares Outstanding	8,697,177
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.74

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Statement of Operations

Year Ended
September 30, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $5,043,728)	$36,599,042
Dividend income - affiliated issuers	544,779
Interest income (net of foreign taxes withheld of $88)	310
Interest income - affiliated issuers	15,941
Securities lending income, net	51,435
Total investment income	$37,211,507
Expenses
Investment advisory fee	$13,001,897
Administrative fee	2,137,298
Distribution and service fees:
Class A	464,029
Class C	126,644
Directors' fees and expenses	102,645
Custodian fees	618,607
Transfer agency fees and expenses	1,807,633
Accounting fees	362,477
Professional fees	157,653
Registration fees	92,107
Reports to shareholders	127,908
Interest expense and fees	718,397
Miscellaneous	104,474
Total expenses	$19,821,769
Waiver and/or reimbursement of expenses by affiliates	$(1,082,884)
Net expenses	$18,738,885
Net investment income	$18,472,622
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (net of foreign capital gains taxes of $8,356,964)	$6,370,022
Foreign currency transactions	(2,196,434)
Net realized gain	$4,173,588
Change in unrealized appreciation (depreciation):
Investment securities (including net increase in payable for foreign capital gains taxes of $2,635,248)	$340,953,985
Investment securities - affiliated issuers	70,881
Foreign currency	360,771
Net change in unrealized appreciation (depreciation)	$341,385,637
Net realized and unrealized gain	$345,559,225
Net increase in net assets from operations	$364,031,847
6
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$18,472,622	$30,441,220
Net realized gain (loss)	4,173,588	(187,987,925)
Net change in unrealized appreciation (depreciation)	341,385,637	327,090,397
Net increase in net assets from operations	$364,031,847	$169,543,692
Distributions to shareholders:
Class A	$(1,391,955)	$(1,025,970)
Class I	(14,179,177)	(14,062,537)
Class R6	(3,447,607)	(2,319,617)
Total distributions to shareholders	$(19,018,739)	$(17,408,124)
Capital share transactions:
Class A	$(109,393)	$(15,756,081)
Class C	(4,773,208)	(5,912,624)
Class I	(759,629,331)	(346,832,012)
Class R6	(213,990,865)	54,702,026
Net decrease in net assets from capital share transactions	$(978,502,797)	$(313,798,691)
Net decrease in net assets	$(633,489,689)	$(161,663,123)
Net Assets
At beginning of year	$2,119,944,570	$2,281,607,693
At end of year	$1,486,454,881	$2,119,944,570
7
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Financial Highlights

	Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.21	$14.26	$20.98	$18.33	$16.05
Income (Loss) From Operations
Net investment income(1)	$0.14	$0.17	$0.14	$0.12	$0.09
Net realized and unrealized gain (loss)	3.37	0.86	(6.79)	2.59	2.27
Total income (loss) from operations	$3.51	$1.03	$(6.65)	$2.71	$2.36
Less Distributions
From net investment income	$(0.12)	$(0.08)	$(0.07)	$(0.06)	$(0.08)
Total distributions	$(0.12)	$(0.08)	$(0.07)	$(0.06)	$(0.08)
Net asset value — End of year	$18.60	$15.21	$14.26	$20.98	$18.33
Total Return(2)	23.25%	7.22%	(31.79)%	14.70%	14.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$214,948	$175,220	$178,282	$290,117	$173,728
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.34%(4)	1.30%	1.29%	1.27%	1.27%
Net expenses	1.28%(4)(5)	1.24%(5)	1.24%(5)	1.24%	1.24%
Net investment income	0.85%	1.08%	0.76%	0.54%	0.54%
Portfolio Turnover	36%	59%	56%	36%	38%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 0.04% of average daily nets assets for the year ended September 30, 2024.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.59	$13.71	$20.25	$17.78	$15.62
Income (Loss) From Operations
Net investment income (loss)(1)	$0.01	$0.05	$(0.02)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	3.24	0.83	(6.52)	2.54	2.20
Total income (loss) from operations	$3.25	$0.88	$(6.54)	$2.47	$2.16
Net asset value — End of year	$17.84	$14.59	$13.71	$20.25	$17.78
Total Return(2)	22.34%	6.42%	(32.30)%	13.83%	13.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,075	$14,341	$19,000	$33,249	$30,938
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.09%(4)	2.05%	2.05%	2.02%	2.02%
Net expenses	2.03%(4)(5)	1.99%(5)	1.99%(5)	1.99%	1.99%
Net investment income (loss)	0.09%	0.30%	(0.09)%	(0.32)%	(0.22)%
Portfolio Turnover	36%	59%	56%	36%	38%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 0.04% of average daily nets assets for the year ended September 30, 2024.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.35	$14.40	$21.21	$18.52	$16.22
Income (Loss) From Operations
Net investment income(1)	$0.17	$0.21	$0.17	$0.16	$0.13
Net realized and unrealized gain (loss)	3.42	0.86	(6.82)	2.62	2.29
Total income (loss) from operations	$3.59	$1.07	$(6.65)	$2.78	$2.42
Less Distributions
From net investment income	$(0.15)	$(0.12)	$(0.16)	$(0.09)	$(0.12)
Total distributions	$(0.15)	$(0.12)	$(0.16)	$(0.09)	$(0.12)
Net asset value — End of year	$18.79	$15.35	$14.40	$21.21	$18.52
Total Return(2)	23.62%	7.42%	(31.59)%	14.94%	15.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,096,466	$1,598,483	$1,818,889	$3,357,833	$2,530,135
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.09%(4)	1.05%	1.04%	1.02%	1.02%
Net expenses	1.03%(4)(5)	0.99%(5)	0.99%(5)	0.99%	0.99%
Net investment income	1.05%	1.33%	0.91%	0.71%	0.79%
Portfolio Turnover	36%	59%	56%	36%	38%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 0.04% of average daily nets assets for the year ended September 30, 2024.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.32	$14.37	$21.18	$18.49	$16.19
Income (Loss) From Operations
Net investment income(1)	$0.19	$0.22	$0.18	$0.17	$0.14
Net realized and unrealized gain (loss)	3.40	0.87	(6.81)	2.62	2.30
Total income (loss) from operations	$3.59	$1.09	$(6.63)	$2.79	$2.44
Less Distributions
From net investment income	$(0.17)	$(0.14)	$(0.18)	$(0.10)	$(0.14)
Total distributions	$(0.17)	$(0.14)	$(0.18)	$(0.10)	$(0.14)
Net asset value — End of year	$18.74	$15.32	$14.37	$21.18	$18.49
Total Return(2)	23.63%	7.55%	(31.55)%	15.09%	15.13%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$162,966	$331,901	$265,436	$522,879	$313,830
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.04%(4)	0.98%	0.97%	0.94%	0.95%
Net expenses	0.96%(4)(5)	0.92%(5)	0.92%(5)	0.92%	0.92%
Net investment income	1.13%	1.36%	1.00%	0.78%	0.84%
Portfolio Turnover	36%	59%	56%	36%	38%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees of 0.04% of average daily nets assets for the year ended September 30, 2024.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
11
See Notes to Financial Statements.

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Emerging Markets Equity Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to
12

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements — continued

receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2024, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$77,595,541	$ —	$ —	$77,595,541
Canada	33,042,387	—	—	33,042,387
Chile	—	29,100,830	—	29,100,830
China	63,620,812	301,036,726	—	364,657,538
Hong Kong	—	71,172,510	—	71,172,510
Hungary	—	46,713,527	—	46,713,527
India	—	226,383,786	—	226,383,786
Indonesia	—	25,563,603	—	25,563,603
Malaysia	—	17,413,869	—	17,413,869
Mexico	29,082,639	—	—	29,082,639
Singapore	11,979,333	26,512,203	—	38,491,536
South Africa	—	81,925,992	—	81,925,992
South Korea	—	163,418,398	—	163,418,398
Sweden	—	22,664,864	—	22,664,864
Taiwan	—	240,980,812	—	240,980,812
Turkey	—	18,278,705	—	18,278,705
United Arab Emirates	—	4,203,746	—	4,203,746
United States	7,049,480	—	—	7,049,480
Total Common Stocks	$222,370,192	$1,275,369,571(1)	$ —	$1,497,739,763
Short-Term Investments:
Affiliated Fund	$48,007	$ —	$ —	$48,007
Securities Lending Collateral	17,100,000	—	—	17,100,000
Total Investments	$239,518,199	$1,275,369,571	$ —	$1,514,887,770

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection
13

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements — continued

with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes—  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.73% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2024, the investment advisory fee amounted to $13,001,897.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $15,218 relating to the Fund’s investment in the Liquidity Fund.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Hermes Investment Management Limited (Hermes). CRM pays Hermes a portion of its investment advisory fee for sub-advisory services provided to the Fund. In September 2024, the Board approved the termination of the investment sub-advisory agreement between CRM and Hermes, which is expected to be effective November 11, 2024. CRM will continue to serve as the Fund's investment adviser.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.24%, 1.99%, 0.99% and 0.92% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM waived and/or reimbursed expenses of $1,067,666.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $2,137,298.
14

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2024 amounted to $464,029 and $126,644 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $3,154 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2024. The Fund was also informed that EVD received less than $100 and $500 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $245,655 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $635,535,251 and $1,606,459,201, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Year Ended September 30,
	2024	2023
Ordinary income	$19,018,739	$17,408,124
During the year ended September 30, 2024, distributable earnings was decreased by $2,477,859 and paid-in capital was increased by $2,477,859 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$7,398,965
Deferred capital losses	(310,261,788)
Net unrealized appreciation	325,833,328
Distributable earnings	$22,970,505
15

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements — continued

At September 30, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $310,261,788 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2024, $280,033,121 are short-term and $30,228,667 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,180,562,044
Gross unrealized appreciation	$365,543,646
Gross unrealized depreciation	(31,217,920)
Net unrealized appreciation	$334,325,726
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2024, the total value of securities on loan was $16,292,987 and the total value of collateral received was $17,151,521, comprised of cash of $17,100,000 and U.S. government and/or agencies securities of $51,521.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2024.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$17,100,000	$ —	$ —	$ —	$17,100,000
The carrying amount of the liability for deposits for securities loaned at September 30, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024.
16

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
At September 30, 2024, the Fund had a balance outstanding pursuant to this line of credit of $25,400,000 at an annual interest rate of 8.00%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2024. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024. Average borrowings and the weighted average annual interest rate (excluding fees) for the year ended September 30, 2024 were $10,244,891 and 6.88%, respectively.
Effective October 22, 2024, the Fund renewed its line of credit agreement, which expires October 21, 2025, at substantially the same terms.
7  Affiliated Investments
During the year ended September 30, 2024, the Fund had invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.
At September 30, 2024, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $48,007, which represents less than 0.05% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	$5,099,119	$ —	$ (5,170,000)	$ —	$70,881	$ —	$ 15,941	$ —
Short-Term Investments
Liquidity Fund	7,808	353,906,985	(353,866,786)	—	—	48,007	544,779	48,007
Total				$ —	$70,881	$48,007	$560,720
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,853,927	$61,294,244	5,651,709	$83,959,127
Reinvestment of distributions	39,589	627,483	33,171	523,432
Shares redeemed	(3,862,884)	(62,031,120)	(6,662,979)	(100,238,640)
Net increase (decrease)	30,632	$(109,393)	(978,099)	$(15,756,081)
17

Calvert
Emerging Markets Equity Fund
September 30, 2024
Notes to Financial Statements — continued

	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class C
Shares sold	23,499	$370,670	29,795	$460,125
Shares redeemed	(329,826)	(5,143,878)	(432,393)	(6,372,749)
Net decrease	(306,327)	$(4,773,208)	(402,598)	$(5,912,624)
Class I
Shares sold	12,340,008	$199,796,622	30,221,849	$485,787,382
Reinvestment of distributions	842,320	13,460,275	844,844	13,441,473
Shares redeemed	(58,948,167)	(972,886,228)	(53,273,460)	(846,060,867)
Net decrease	(45,765,839)	$(759,629,331)	(22,206,767)	$(346,832,012)
Class R6
Shares sold	2,018,121	$32,546,152	8,913,564	$144,800,692
Reinvestment of distributions	188,977	3,010,411	119,833	1,900,552
Shares redeemed	(15,179,061)	(249,547,428)	(5,837,507)	(91,999,218)
Net increase (decrease)	(12,971,963)	$(213,990,865)	3,195,890	$54,702,026
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
18

Calvert
Emerging Markets Equity Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Emerging Markets Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
19

Calvert
Emerging Markets Equity Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $18,495,368, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2024, the Fund paid foreign taxes of $13,058,177 and recognized foreign source income of $40,692,010.
20

Calvert
Emerging Markets Equity Fund
September 30, 2024
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
21

Calvert
Emerging Markets Equity Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Emerging Markets Equity Fund (the “Fund”), and the investment sub-advisory agreement with Hermes Investment Management Limited (the “Sub-Adviser”), including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe and its benchmark index for the one-, three- and five-year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
22

Calvert
Emerging Markets Equity Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective median of the Fund’s expense group. The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser and Sub-Adviser were waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee and the sub-advisory fee was negotiated at arm’s length by the Adviser, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee and the sub-advisory fee was negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
23

This Page Intentionally Left Blank

CVMAX-NCSR 9.30.24

Calvert
International Equity Fund
Annual Financial Statements and
Additional Information
September 30, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
International Equity Fund

Calvert
International Equity Fund
September 30, 2024
Schedule of Investments

Common Stocks — 99.7%

Security	Shares	Value
Australia — 2.8%
CSL Ltd.	159,170	$ 31,441,421
		$ 31,441,421
Belgium — 2.4%
KBC Group NV(1)	337,402	$ 26,843,019
		$ 26,843,019
Denmark — 5.1%
Coloplast AS, Class B	148,734	$ 19,386,804
Novo Nordisk AS, Class B	319,554	37,902,786
		$57,289,590
France — 13.3%
L'Oreal SA	53,045	$23,792,624
LVMH Moet Hennessy Louis Vuitton SE	41,262	31,642,816
Safran SA	127,181	29,928,591
Sanofi SA(1)	280,931	32,346,158
Schneider Electric SE	114,407	30,158,561
		$147,868,750
Germany — 7.4%
Infineon Technologies AG	704,781	$24,743,377
Sartorius AG, PFC Shares	63,200	17,770,531
Siemens AG	196,934	39,841,294
		$82,355,202
Hong Kong — 3.4%
AIA Group Ltd.	4,366,857	$38,135,140
		$38,135,140
India — 2.3%
HDFC Bank Ltd.	1,253,547	$25,815,209
		$25,815,209
Japan — 8.7%
Kao Corp.	396,206	$19,583,118
Keyence Corp.	52,625	25,221,162
Nihon M&A Center Holdings, Inc.	1,568,190	7,162,763
Recruit Holdings Co. Ltd.	355,120	21,574,389
Tokyo Electron Ltd.	128,464	22,909,708
		$96,451,140
Netherlands — 7.2%
ASML Holding NV	53,164	$44,224,996
IMCD NV(1)	206,916	35,944,361
		$80,169,357
Singapore — 2.6%
DBS Group Holdings Ltd.	958,549	$28,386,769
		$28,386,769
Security	Shares	Value
South Africa — 1.1%
Vodacom Group Ltd.	1,871,720	$ 11,880,811
		$ 11,880,811
Spain — 9.1%
Amadeus IT Group SA(1)	426,158	$ 30,863,417
Banco Santander SA(1)	5,388,042	27,607,574
Iberdrola SA	2,747,392	42,472,274
		$ 100,943,265
Sweden — 1.7%
Indutrade AB	593,260	$18,462,214
		$18,462,214
Switzerland — 8.5%
Lonza Group AG	31,132	$19,755,843
Nestle SA	557,017	55,975,984
Straumann Holding AG	116,526	19,060,767
		$94,792,594
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	66,828	$11,606,019
		$11,606,019
United Kingdom — 23.1%
Ashtead Group PLC	311,813	$24,159,518
AstraZeneca PLC	271,072	42,229,332
Compass Group PLC	1,206,594	38,683,026
Halma PLC	841,934	29,438,614
HSBC Holdings PLC	1,182,376	10,607,116
InterContinental Hotels Group PLC	209,689	22,835,157
London Stock Exchange Group PLC	244,626	33,491,979
Reckitt Benckiser Group PLC	583,557	35,704,466
RELX PLC	417,412	19,708,658
		$256,857,866
Total Common Stocks (identified cost $887,549,877)		$1,109,298,366

Preferred Stocks — 0.0%

Security	Shares	Value
Venture Capital — 0.0%
Bioceptive, Inc.:
Series A(2)(3)(4)	582,574	$ 0
Series B(2)(3)(4)	40,523	0
FINAE, Series D(2)(3)(4)	2,597,442	0
Total Preferred Stocks (identified cost $491,304)		$ 0

1
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Schedule of Investments — continued

Venture Capital Limited Partnership Interests — 0.1%

Security	Value
Africa Renewable Energy Fund LP(2)(3)(4)	$ 758,271
gNet Defta Development Holding LLC(2)(3)(4)(5)	117,627
SEAF India International Growth Fund LP(2)(3)(4)	0
Total Venture Capital Limited Partnership Interests (identified cost $1,592,782)	$ 875,898

Short-Term Investments — 3.4%

Affiliated Fund — 1.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(6)	18,415,052	$ 18,415,052
Total Affiliated Fund (identified cost $18,415,052)		$ 18,415,052
Securities Lending Collateral — 1.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%(7)	19,804,259	$ 19,804,259
Total Securities Lending Collateral (identified cost $19,804,259)		$ 19,804,259
Total Short-Term Investments (identified cost $38,219,311)		$ 38,219,311

Total Investments — 103.2% (identified cost $927,853,274)	$1,148,393,575
Other Assets, Less Liabilities — (3.2)%	$ (35,689,080)
Net Assets — 100.0%	$1,112,704,495

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $18,413,231.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(3)	Non-income producing security.
(4)	Restricted security. Total market value of restricted securities amounts to $875,898, which represents 0.1% of the net assets of the Fund as of September 30, 2024.
(5)	May be deemed to be an affiliated company (see Note 7).
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.
(7)	Represents investment of cash collateral received in connection with securities lending.

2
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Schedule of Investments — continued

At September 30, 2024, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Health Care	19.8%
Industrials	19.8
Financials	17.8
Information Technology	14.2
Consumer Staples	12.1
Consumer Discretionary	11.1
Utilities	3.8
Communication Services	1.1
Venture Capital	0.1
Total	99.8%
Restricted Securities
Description	Acquisition Dates	Cost
Africa Renewable Energy Fund LP	4/17/14-5/13/19	$997,005
Bioceptive, Inc., Series A	10/26/12-12/18/13	252,445
Bioceptive, Inc., Series B	1/7/16	16,250
FINAE, Series D	2/28/11-11/16/15	222,609
gNet Defta Development Holding LLC	8/30/05	400,000
SEAF India International Growth Fund LP	3/22/05-5/24/10	195,777

Abbreviations:
ADR	– American Depositary Receipt
PFC Shares	– Preference Shares
3
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Statement of Assets and Liabilities

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $909,038,222) - including $18,413,231 of securities on loan	$1,129,860,896
Investments in securities of affiliated issuers, at value (identified cost $18,815,052)	18,532,679
Cash	1,696,473
Receivable for investments sold	7,407,501
Receivable for capital shares sold	834,196
Dividends receivable	606,376
Dividends receivable - affiliated	18,191
Securities lending income receivable	1,986
Tax reclaims receivable	1,849,644
Receivable from affiliates	38,216
Directors' deferred compensation plan	139,709
Total assets	$1,160,985,867
Liabilities
Payable for investments purchased	$24,210,750
Payable for capital shares redeemed	663,085
Payable for foreign capital gains taxes	680,882
Deposits for securities loaned	19,804,259
Payable to affiliates:
Investment advisory fee	594,070
Administrative fee	108,057
Distribution and service fees	41,625
Sub-transfer agency fee	18,848
Directors' deferred compensation plan	139,709
Accrued expenses	331,077
Other liabilities	1,689,010
Total liabilities	$48,281,372
Commitments and contingent liabilities (Note 10)
Net Assets	$1,112,704,495
Sources of Net Assets
Paid-in capital	$888,924,951
Distributable earnings	223,779,544
Net Assets	$1,112,704,495
Class A Shares
Net Assets	$187,575,320
Shares Outstanding	7,565,206
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.79
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$26.16
Class C Shares
Net Assets	$4,473,411
Shares Outstanding	216,609
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$20.65
4
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Statement of Assets and Liabilities — continued

September 30, 2024
Class I Shares
Net Assets	$740,642,080
Shares Outstanding	27,705,867
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.73
Class R6 Shares
Net Assets	$180,013,684
Shares Outstanding	6,750,241
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$26.67

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Statement of Operations

Year Ended
September 30, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $2,004,175)	$21,580,165
Dividend income - affiliated issuers	396,584
Non-cash dividend income	1,940,187
Interest income	150,590
Interest income - affiliated issuers	2,713
Securities lending income, net	112,209
Total investment income	$24,182,448
Expenses
Investment advisory fee	$6,745,346
Administrative fee	1,224,526
Distribution and service fees:
Class A	443,700
Class C	45,696
Directors' fees and expenses	62,523
Custodian fees	91,702
Transfer agency fees and expenses	880,660
Accounting fees	231,086
Professional fees	118,244
Registration fees	76,049
Reports to shareholders	78,720
Miscellaneous	114,461
Total expenses	$10,112,713
Waiver and/or reimbursement of expenses by affiliates	$(594,522)
Net expenses	$9,518,191
Net investment income	$14,664,257
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (net of foreign capital gains taxes of $54,473)	$(1,034,287)
Foreign currency transactions	90,693
Net realized loss	$(943,594)
Change in unrealized appreciation (depreciation):
Investment securities (including net increase in payable for foreign capital gains taxes of $488,380)	$226,759,528
Investment securities - affiliated issuers	(15,649)
Foreign currency	151,628
Net change in unrealized appreciation (depreciation)	$226,895,507
Net realized and unrealized gain	$225,951,913
Net increase in net assets from operations	$240,616,170
6
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$14,664,257	$11,574,837
Net realized loss	(943,594)	(4,401,697)
Net change in unrealized appreciation (depreciation)	226,895,507	119,169,074
Net increase in net assets from operations	$240,616,170	$126,342,214
Distributions to shareholders:
Class A	$(1,437,960)	$(4,018,306)
Class C	(13,961)	(99,299)
Class I	(6,396,921)	(11,779,440)
Class R6	(1,604,353)	(3,654,279)
Total distributions to shareholders	$(9,453,195)	$(19,551,324)
Capital share transactions:
Class A	$(12,749,960)	$(4,312,601)
Class C	(836,642)	(730,910)
Class I	(70,932,013)	178,777,913
Class R6	6,645,464	(10,692,777)
Net increase (decrease) in net assets from capital share transactions	$(77,873,151)	$163,041,625
Net increase in net assets	$153,289,824	$269,832,515
Net Assets
At beginning of year	$959,414,671	$689,582,156
At end of year	$1,112,704,495	$959,414,671
7
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Financial Highlights

	Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$19.82	$17.07	$25.06	$20.35	$18.18
Income (Loss) From Operations
Net investment income(1)	$0.28	$0.21	$0.25	$0.08	$0.06
Net realized and unrealized gain (loss)	4.87	3.01	(6.64)	4.67	2.30
Total income (loss) from operations	$5.15	$3.22	$(6.39)	$4.75	$2.36
Less Distributions
From net investment income	$(0.18)	$(0.18)	$(0.23)	$(0.04)	$(0.19)
From net realized gain	—	(0.29)	(1.37)	—	—
Total distributions	$(0.18)	$(0.47)	$(1.60)	$(0.04)	$(0.19)
Net asset value — End of year	$24.79	$19.82	$17.07	$25.06	$20.35
Total Return(2)	26.09%	18.94%	(27.28)%	23.38%	13.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$187,575	$160,617	$140,998	$190,998	$138,810
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.20%	1.20%	1.22%	1.20%	1.27%
Net expenses	1.14%(4)	1.14%(4)	1.14%(4)	1.14%	1.14%
Net investment income	1.25%	1.01%	1.15%	0.34%	0.33%
Portfolio Turnover	23%	35%	32%	38%	47%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$16.55	$14.31	$21.28	$17.37	$15.54
Income (Loss) From Operations
Net investment income (loss)(1)	$0.09	$0.04	$0.06	$(0.09)	$(0.07)
Net realized and unrealized gain (loss)	4.06	2.54	(5.57)	4.00	1.96
Total income (loss) from operations	$4.15	$2.58	$(5.51)	$3.91	$1.89
Less Distributions
From net investment income	$(0.05)	$(0.05)	$(0.09)	$ —	$(0.06)
From net realized gain	—	(0.29)	(1.37)	—	—
Total distributions	$(0.05)	$(0.34)	$(1.46)	$ —	$(0.06)
Net asset value — End of year	$20.65	$16.55	$14.31	$21.28	$17.37
Total Return(2)	25.14%	18.05%	(27.85)%	22.51%	12.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,473	$4,297	$4,304	$7,485	$6,157
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.95%	1.96%	1.96%	1.95%	2.02%
Net expenses	1.89%(4)	1.89%(4)	1.89%(4)	1.89%	1.89%
Net investment income (loss)	0.49%	0.25%	0.32%	(0.42)%	(0.43)%
Portfolio Turnover	23%	35%	32%	38%	47%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$21.35	$18.35	$26.83	$21.77	$19.43
Income (Loss) From Operations
Net investment income(1)	$0.35	$0.29	$0.31	$0.16	$0.13
Net realized and unrealized gain (loss)	5.26	3.23	(7.13)	5.00	2.45
Total income (loss) from operations	$5.61	$3.52	$(6.82)	$5.16	$2.58
Less Distributions
From net investment income	$(0.23)	$(0.23)	$(0.29)	$(0.10)	$(0.24)
From net realized gain	—	(0.29)	(1.37)	—	—
Total distributions	$(0.23)	$(0.52)	$(1.66)	$(0.10)	$(0.24)
Net asset value — End of year	$26.73	$21.35	$18.35	$26.83	$21.77
Total Return(2)	26.41%	19.27%	(27.14)%	23.75%	13.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$740,642	$656,696	$416,978	$524,521	$279,039
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.95%	0.95%	0.96%	0.95%	1.02%
Net expenses	0.89%(4)	0.89%(4)	0.89%(4)	0.89%	0.89%
Net investment income	1.47%	1.32%	1.32%	0.63%	0.61%
Portfolio Turnover	23%	35%	32%	38%	47%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$21.31	$18.33	$26.80	$21.76	$19.44
Income (Loss) From Operations
Net investment income(1)	$0.37	$0.29	$0.32	$0.16	$0.13
Net realized and unrealized gain (loss)	5.24	3.23	(7.11)	5.00	2.46
Total income (loss) from operations	$5.61	$3.52	$(6.79)	$5.16	$2.59
Less Distributions
From net investment income	$(0.25)	$(0.25)	$(0.31)	$(0.12)	$(0.27)
From net realized gain	—	(0.29)	(1.37)	—	—
Total distributions	$(0.25)	$(0.54)	$(1.68)	$(0.12)	$(0.27)
Net asset value — End of year	$26.67	$21.31	$18.33	$26.80	$21.76
Total Return(2)	26.46%	19.27%	(27.08)%	23.79%	13.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$180,014	$137,804	$127,303	$160,163	$122,150
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.92%	0.92%	0.91%	0.98%
Net expenses	0.85%(4)	0.85%(4)	0.85%(4)	0.85%	0.85%
Net investment income	1.54%	1.29%	1.38%	0.63%	0.64%
Portfolio Turnover	23%	35%	32%	38%	47%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
11
See Notes to Financial Statements.

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Equity Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks. The Fund invests primarily in equity securities of foreign companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Venture Capital Securities. Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income, options-pricing or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow model. Examples of the cost approach are replacement cost, salvage value, or net asset value. The options-pricing method treats common stock and preferred stock as call options on the enterprise value with strike price based on the preferred stock liquidation preference. Venture capital limited partnership interests are valued at the fair value reported by the general partner of the partnership, adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In some cases, adjustments may be made to account for daily pricing of material public holdings within the partnership.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
12

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2024, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks:
Australia	$ —	$31,441,421	$ —	$31,441,421
Belgium	—	26,843,019	—	26,843,019
Denmark	—	57,289,590	—	57,289,590
France	—	147,868,750	—	147,868,750
Germany	—	82,355,202	—	82,355,202
Hong Kong	—	38,135,140	—	38,135,140
India	—	25,815,209	—	25,815,209
Japan	—	96,451,140	—	96,451,140
Netherlands	—	80,169,357	—	80,169,357
Singapore	—	28,386,769	—	28,386,769
South Africa	—	11,880,811	—	11,880,811
Spain	—	100,943,265	—	100,943,265
Sweden	—	18,462,214	—	18,462,214
Switzerland	—	94,792,594	—	94,792,594
Taiwan	11,606,019	—	—	11,606,019
United Kingdom	—	256,857,866	—	256,857,866
Total Common Stocks	$11,606,019	$1,097,692,347(2)	$ —	$1,109,298,366
Preferred Stocks - Venture Capital	$ —	$ —	$0	$0
Venture Capital Limited Partnership Interests	—	—	875,898	875,898
Short-Term Investments:
Affiliated Fund	18,415,052	—	—	18,415,052
Securities Lending Collateral	19,804,259	—	—	19,804,259
Total Investments	$49,825,330	$1,097,692,347	$875,898	$1,148,393,575

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2024 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends
13

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (the "EU reclaims"). These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, the EU reclaims are recorded as income only when the likelihood of their receipt becomes certain. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes—  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
14

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $250 million	0.680%
Over $250 million up to and including $500 million	0.665%
Over $500 million	0.650%
For the year ended September 30, 2024, the investment advisory fee amounted to $6,745,346 or 0.66% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $10,671 relating to the Fund’s investment in the Liquidity Fund.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.14%, 1.89%, 0.89% and 0.85% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM and EVAIL waived and/or reimbursed expenses in total of $583,851.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $1,224,526.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2024 amounted to $443,700 and $45,696 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $12,318 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2024. The Fund was also informed that EVD received less than $100 and $203 of contingent deferred sales charges (CDSC) paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $77,131 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the
15

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $229,281,683 and $294,812,011, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Year Ended September 30,
	2024	2023
Ordinary income	$9,453,195	$9,815,591
Long-term capital gains	$ —	$9,735,733
During the year ended September 30, 2024, distributable earnings was decreased by $1,938,017 and paid-in capital was increased by $1,938,017 due to the Fund's use of equalization accounting and investment in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$12,260,078
Deferred capital losses	(4,744,829)
Net unrealized appreciation	216,264,295
Distributable earnings	$223,779,544
At September 30, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $4,744,829 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2024, $4,744,829 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$931,548,824
Gross unrealized appreciation	$249,263,474
Gross unrealized depreciation	(32,418,723)
Net unrealized appreciation	$216,844,751
16

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2024, the total value of securities on loan was $18,413,231 and the total value of collateral received was $19,804,259, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2024.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$19,804,259	$ —	$ —	$ —	$19,804,259
The carrying amount of the liability for deposits for securities loaned at September 30, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on
October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2024. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2024. Effective October 22, 2024, the Fund renewed its line of credit agreement, which expires October 21, 2025, at substantially the same terms.
7  Affiliated Investments
During the year ended September 30, 2024, the Fund had invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.
17

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

In addition to the Notes, the Fund may also invest in companies that are considered affiliated companies because the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares of the company, or the company is under common ownership or control with the Fund. At September 30, 2024, the value of the Fund's investment in the Notes and affiliated companies and in funds that may be deemed to be affiliated was $18,532,679, which represents 1.7% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	$ 867,935	$ —	$ (880,000)	$ —	$ 12,065	$ —	$ 2,713	$ —
Venture Capital Limited Partnership Interests
gNet Defta Development Holding LLC(1)	145,341	—	—	—	(27,714)	117,627	—	—
Short-Term Investments
Liquidity Fund	7,548,628	211,600,741	(200,734,317)	—	—	18,415,052	396,584	18,415,052
Total				$ —	$(15,649)	$18,532,679	$399,297

(1)	Restricted security.
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,014,993	$21,715,684	1,627,476	$32,626,642
Reinvestment of distributions	59,642	1,306,148	196,712	3,796,530
Shares redeemed	(1,613,155)	(35,771,792)	(1,980,900)	(40,735,773)
Net decrease	(538,520)	$(12,749,960)	(156,712)	$(4,312,601)
Class C
Shares sold	23,827	$413,729	39,906	$699,293
Reinvestment of distributions	757	13,896	6,124	99,270
Shares redeemed	(67,663)	(1,264,267)	(87,140)	(1,529,473)
Net decrease	(43,079)	$(836,642)	(41,110)	$(730,910)
Class I
Shares sold	8,784,910	$209,257,343	16,519,520	$367,228,547
Reinvestment of distributions	260,912	6,149,693	548,376	11,378,808
Shares redeemed	(12,099,563)	(286,339,049)	(9,027,376)	(199,829,442)
Net increase (decrease)	(3,053,741)	$(70,932,013)	8,040,520	$178,777,913
18

Calvert
International Equity Fund
September 30, 2024
Notes to Financial Statements — continued

	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class R6
Shares sold	1,518,027	$36,249,865	923,606	$20,282,526
Reinvestment of distributions	63,130	1,483,558	165,668	3,429,334
Shares redeemed	(1,298,722)	(31,087,959)	(1,568,237)	(34,404,637)
Net increase (decrease)	282,435	$6,645,464	(478,963)	$(10,692,777)
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
10  Capital Commitments
In connection with certain venture capital and/or limited partnership investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totaled $17,500 at September 30, 2024. The Fund had sufficient cash and/or securities to cover these commitments.
The Fund's unfunded capital commitments by investment at September 30, 2024 were as follows:
Name of Investment	Unfunded Commitment
SEAF India International Growth Fund LP	$17,500
Total	$17,500
19

Calvert
International Equity Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Equity Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
International Equity Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $22,869,988, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2024, the Fund paid foreign taxes of $2,014,657 and recognized foreign source income of $25,314,641.
21

Calvert
International Equity Fund
September 30, 2024
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
22

Calvert
International Equity Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert International Equity Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of the Fund’s peer universe for the one-year period ended December 31, 2023, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2023. This performance data also
23

Calvert
International Equity Fund
September 30, 2024
Board of Directors' Contract Approval — continued

indicated that the Fund had underperformed its benchmark index for the one-, and three -year periods ended December 31, 2023, while it had outperformed its benchmark index for the five-year period ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the median of the Fund’s expense group. The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser and Sub-Adviser were waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement, although the Board noted that the sub-advisory fee schedule contained breakpoints. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
24

CWVGX-NCSR 9.30.24

Calvert
International Opportunities Fund
Annual Financial Statements and
Additional Information
September 30, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
International Opportunities Fund

Calvert
International Opportunities Fund
September 30, 2024
Schedule of Investments

Common Stocks — 98.5%

Security	Shares	Value
Australia — 8.0%
BlueScope Steel Ltd.(1)	113,792	$ 1,737,026
CAR Group Ltd.	290,561	7,515,762
Data#3 Ltd.(1)	796,411	4,173,017
Dexus(1)	810,701	4,229,970
Dicker Data Ltd.(1)	536,939	3,492,423
EBOS Group Ltd.(1)	217,511	5,003,057
Steadfast Group Ltd.	1,127,591	4,413,675
		$ 30,564,930
Austria — 1.2%
BAWAG Group AG(2)	57,764	$4,475,376
		$4,475,376
Belgium — 2.5%
Azelis Group NV(1)	225,574	$4,942,371
KBC Group NV	31,056	2,470,752
VGP NV(1)	21,881	2,240,857
		$9,653,980
Canada — 4.0%
Agnico Eagle Mines Ltd.(1)	30,405	$2,449,351
ATS Corp.(3)	141,417	4,103,075
Descartes Systems Group, Inc.(3)	33,733	3,471,198
Lumine Group, Inc.(3)(4)	56,066	1,309,982
TMX Group Ltd.(1)	122,326	3,834,078
		$15,167,684
France — 1.3%
IPSOS SA	77,138	$4,854,883
		$4,854,883
Germany — 3.0%
Jenoptik AG	121,130	$3,738,932
LEG Immobilien SE(3)	28,577	2,991,828
Sartorius AG, PFC Shares(3)	6,163	1,732,908
Schott Pharma AG & Co. KGaA	89,826	3,071,180
		$11,534,848
Ireland — 0.8%
Kerry Group PLC, Class A	30,262	$3,135,996
		$3,135,996
Italy — 7.7%
Amplifon SpA(1)	146,475	$4,215,635
BFF Bank SpA(2)	443,331	4,864,839
DiaSorin SpA(1)	17,617	2,059,893
FinecoBank Banca Fineco SpA(1)	278,071	4,772,238
Interpump Group SpA	96,036	4,486,363
Moncler SpA	70,320	4,470,709
Security	Shares	Value
Italy (continued)
Reply SpA(1)	29,125	$ 4,392,028
		$ 29,261,705
Japan — 26.2%
As One Corp.(1)	245,127	$ 4,965,402
Asahi Intecc Co. Ltd.(1)	241,201	4,243,520
Azbil Corp.(1)	441,416	3,587,760
BayCurrent, Inc.(1)	164,926	6,056,367
Chiba Bank Ltd.(1)	670,127	5,447,008
Cosmos Pharmaceutical Corp.	92,934	4,815,645
Daiseki Co. Ltd.(1)	178,679	4,679,102
dip Corp.(1)	166,081	3,292,321
Fukuoka Financial Group, Inc.(1)	203,690	5,274,074
Goldwin, Inc.(1)	73,299	4,246,594
Hoshino Resorts REIT, Inc.(1)	1,040	3,556,927
Hoshizaki Corp.	132,216	4,604,531
JMDC, Inc.(1)	80,840	2,632,050
LaSalle Logiport REIT(1)	4,131	4,127,644
Miura Co. Ltd.	115,470	2,847,301
NOF Corp.	326,192	5,633,882
Riken Keiki Co. Ltd.(1)	194,188	5,240,163
Sanwa Holdings Corp.	239,967	6,388,532
SUMCO Corp.(1)	358,141	3,873,632
T Hasegawa Co. Ltd.(1)	100,378	2,300,631
Tosei Corp.	286,114	4,607,214
Toyo Suisan Kaisha Ltd.	46,294	3,039,432
USS Co. Ltd.	443,977	4,214,216
		$99,673,948
Luxembourg — 0.2%
APERAM SA	27,653	$866,856
		$866,856
Netherlands — 5.2%
BE Semiconductor Industries NV(1)	21,062	$2,686,258
Euronext NV(2)	58,649	6,366,174
IMCD NV	35,675	6,197,274
NN Group NV(1)	56,631	2,825,665
Topicus.com, Inc.	17,270	1,629,633
		$19,705,004
New Zealand — 0.6%
Spark New Zealand Ltd.(1)	1,279,724	$2,467,755
		$2,467,755
Norway — 1.7%
Norsk Hydro ASA	123,729	$799,290
SmartCraft ASA(3)	1,822,876	5,557,473
		$6,356,763

1
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Portugal — 0.6%
NOS SGPS SA	541,603	$ 2,203,536
		$ 2,203,536
Singapore — 1.0%
Daiwa House Logistics Trust(1)	7,856,214	$ 3,941,671
		$ 3,941,671
Spain — 1.9%
Acciona SA(1)	29,947	$ 4,248,778
Inmobiliaria Colonial Socimi SA(1)	443,591	3,074,263
		$7,323,041
Sweden — 4.5%
AddTech AB, Class B	131,683	$3,947,732
Boliden AB	38,213	1,296,908
Indutrade AB	133,275	4,147,510
Lagercrantz Group AB, Class B	150,357	2,834,713
Sdiptech AB, Class B(3)	167,375	4,914,504
		$17,141,367
Switzerland — 2.2%
Galenica AG(2)	34,002	$2,995,775
Straumann Holding AG	15,999	2,617,040
VZ Holding AG	16,964	2,715,455
		$8,328,270
United Kingdom — 25.9%
Allfunds Group PLC	402,945	$2,479,760
Ashtead Group PLC	45,446	3,521,192
Compass Group PLC	104,330	3,344,787
Cranswick PLC	64,770	4,353,540
Diploma PLC	123,510	7,342,029
DiscoverIE Group PLC	621,015	5,047,074
Games Workshop Group PLC	41,968	6,037,679
Grainger PLC	699,562	2,290,448
Greggs PLC	143,485	6,002,867
Halma PLC	160,509	5,612,272
Hilton Food Group PLC	312,796	3,767,579
Howden Joinery Group PLC	297,448	3,614,675
InterContinental Hotels Group PLC	31,253	3,403,456
Intermediate Capital Group PLC	88,879	2,654,101
JTC PLC(2)	525,322	7,446,910
Judges Scientific PLC(1)	35,028	4,629,142
Premier Foods PLC	858,807	2,111,451
Shaftesbury Capital PLC	1,465,176	2,890,236
Supermarket Income Reit PLC	1,949,180	1,954,986
Vistry Group PLC(3)	266,821	4,666,166
Volution Group PLC	778,115	6,363,232
Wise PLC, Class A(3)	508,743	4,574,435
Security	Shares	Value
United Kingdom (continued)
Zegona Communications PLC(3)	935,797	$ 4,578,323
		$ 98,686,340
Total Common Stocks (identified cost $303,353,772)		$375,343,953

Short-Term Investments — 7.5%

Affiliated Fund — 0.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(5)	1,838,250	$ 1,838,250
Total Affiliated Fund (identified cost $1,838,250)		$ 1,838,250
Securities Lending Collateral — 7.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%(6)	26,763,236	$ 26,763,236
Total Securities Lending Collateral (identified cost $26,763,236)		$ 26,763,236
Total Short-Term Investments (identified cost $28,601,486)		$ 28,601,486

Total Investments — 106.0% (identified cost $331,955,258)	$403,945,439
Other Assets, Less Liabilities — (6.0)%	$(22,844,179)
Net Assets — 100.0%	$381,101,260

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $49,007,065.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2024, the aggregate value of these securities is $26,149,074 or 6.9% of the Fund's net assets.
(3)	Non-income producing security.

2
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Schedule of Investments — continued

(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2024, the aggregate value of these securities is $1,309,982 or 0.4% of the Fund's net assets.
(5)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.
(6)	Represents investment of cash collateral received in connection with securities lending.
At September 30, 2024, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	23.9%
Financials	17.0
Information Technology	13.5
Consumer Discretionary	9.5
Real Estate	9.4
Health Care	8.8
Communication Services	5.7
Consumer Staples	5.6
Materials	4.0
Utilities	1.1
Total	98.5%

Abbreviations:
PFC Shares	– Preference Shares

3
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Statement of Assets and Liabilities

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $330,117,008) - including $49,007,065 of securities on loan	$402,107,189
Investments in securities of affiliated issuers, at value (identified cost $1,838,250)	1,838,250
Receivable for investments sold	3,780,955
Receivable for capital shares sold	571,429
Dividends receivable	986,080
Dividends receivable - affiliated	10,096
Securities lending income receivable	8,059
Tax reclaims receivable	333,646
Directors' deferred compensation plan	188,945
Total assets	$409,824,649
Liabilities
Due to custodian - foreign currency, at value (cost $712,064)	$711,630
Payable for investments purchased	124,415
Payable for capital shares redeemed	510,635
Deposits for securities loaned	26,763,236
Payable to affiliates:
Investment advisory fee	229,826
Administrative fee	36,819
Distribution and service fees	16,968
Sub-transfer agency fee	6,682
Directors' deferred compensation plan	188,945
Accrued expenses	134,233
Total liabilities	$28,723,389
Net Assets	$381,101,260
Sources of Net Assets
Paid-in capital	$350,234,547
Distributable earnings	30,866,713
Net Assets	$381,101,260
Class A Shares
Net Assets	$69,300,820
Shares Outstanding	3,664,530
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.91
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$19.96
Class C Shares
Net Assets	$3,669,988
Shares Outstanding	201,287
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$18.23
4
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Statement of Assets and Liabilities — continued

September 30, 2024
Class I Shares
Net Assets	$220,030,047
Shares Outstanding	11,907,765
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.48
Class R6 Shares
Net Assets	$88,100,405
Shares Outstanding	4,770,997
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.47

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
5
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Statement of Operations

Year Ended
September 30, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $764,743)	$8,195,348
Dividend income - affiliated issuers	188,798
Interest income	190
Interest income - affiliated issuers	1,727
Securities lending income, net	149,158
Total investment income	$8,535,221
Expenses
Investment advisory fee	$2,789,823
Administrative fee	446,371
Distribution and service fees:
Class A	162,870
Class C	35,768
Directors' fees and expenses	22,368
Custodian fees	57,687
Transfer agency fees and expenses	296,545
Accounting fees	87,019
Professional fees	57,783
Registration fees	65,461
Reports to shareholders	37,602
Miscellaneous	87,307
Total expenses	$4,146,604
Waiver and/or reimbursement of expenses by affiliates	$(5,399)
Net expenses	$4,141,205
Net investment income	$4,394,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$(5,873,701)
Foreign currency transactions	(12,350)
Net realized loss	$(5,886,051)
Change in unrealized appreciation (depreciation):
Investment securities	$82,399,587
Investment securities - affiliated issuers	7,678
Foreign currency	39,585
Net change in unrealized appreciation (depreciation)	$82,446,850
Net realized and unrealized gain	$76,560,799
Net increase in net assets from operations	$80,954,815
6
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$4,394,016	$5,834,065
Net realized loss	(5,886,051)	(16,401,105)
Net change in unrealized appreciation (depreciation)	82,446,850	62,540,868
Net increase in net assets from operations	$80,954,815	$51,973,828
Distributions to shareholders:
Class A	$(989,981)	$(226,116)
Class C	(29,909)	—
Class I	(4,265,114)	(1,303,518)
Class R6	(1,529,814)	(777,165)
Total distributions to shareholders	$(6,814,818)	$(2,306,799)
Capital share transactions:
Class A	$(5,475,719)	$(7,604,681)
Class C	(541,574)	(593,542)
Class I	(45,000,987)	5,753,223
Class R6	(12,548,624)	(16,097,609)
Net decrease in net assets from capital share transactions	$(63,566,904)	$(18,542,609)
Net increase in net assets	$10,573,093	$31,124,420
Net Assets
At beginning of year	$370,528,167	$339,403,747
At end of year	$381,101,260	$370,528,167
7
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Financial Highlights

	Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.51	$13.56	$22.54	$18.01	$16.18
Income (Loss) From Operations
Net investment income(1)	$0.17	$0.20	$0.21	$0.08	$0.07
Net realized and unrealized gain (loss)	3.49	1.80	(7.63)	4.56	1.95
Total income (loss) from operations	$3.66	$2.00	$(7.42)	$4.64	$2.02
Less Distributions
From net investment income	$(0.26)	$(0.05)	$(0.27)	$(0.11)	$(0.19)
From net realized gain	—	—	(1.29)	—	—
Total distributions	$(0.26)	$(0.05)	$(1.56)	$(0.11)	$(0.19)
Net asset value — End of year	$18.91	$15.51	$13.56	$22.54	$18.01
Total Return(2)	23.72%	14.76%	(35.33)%	25.83%	12.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,301	$61,860	$60,335	$92,236	$68,940
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.33%	1.31%	1.32%	1.30%	1.32%
Net expenses	1.33%(4)	1.31%(4)	1.32%(4)	1.30%	1.32%
Net investment income	1.00%	1.24%	1.14%	0.36%	0.42%
Portfolio Turnover	31%	33%	48%	54%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
8
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$14.96	$13.13	$21.87	$17.51	$15.74
Income (Loss) From Operations
Net investment income (loss)(1)	$0.04	$0.08	$0.07	$(0.08)	$(0.06)
Net realized and unrealized gain (loss)	3.36	1.75	(7.42)	4.44	1.90
Total income (loss) from operations	$3.40	$1.83	$(7.35)	$4.36	$1.84
Less Distributions
From net investment income	$(0.13)	$ —	$(0.10)	$ —	$(0.07)
From net realized gain	—	—	(1.29)	—	—
Total distributions	$(0.13)	$ —	$(1.39)	$ —	$(0.07)
Net asset value — End of year	$18.23	$14.96	$13.13	$21.87	$17.51
Total Return(2)	22.81%	13.94%	(35.84)%	24.90%	11.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,670	$3,507	$3,583	$6,260	$5,527
Ratios (as a percentage of average daily net assets):(3)
Total expenses	2.08%	2.06%	2.07%	2.05%	2.08%
Net expenses	2.08%(4)	2.06%(4)	2.07%(4)	2.05%	2.08%
Net investment income (loss)	0.24%	0.48%	0.37%	(0.40)%	(0.37)%
Portfolio Turnover	31%	33%	48%	54%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
9
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.16	$13.26	$22.08	$17.64	$15.86
Income (Loss) From Operations
Net investment income(1)	$0.20	$0.24	$0.25	$0.13	$0.11
Net realized and unrealized gain (loss)	3.42	1.75	(7.46)	4.47	1.90
Total income (loss) from operations	$3.62	$1.99	$(7.21)	$4.60	$2.01
Less Distributions
From net investment income	$(0.30)	$(0.09)	$(0.32)	$(0.16)	$(0.23)
From net realized gain	—	—	(1.29)	—	—
Total distributions	$(0.30)	$(0.09)	$(1.61)	$(0.16)	$(0.23)
Net asset value — End of year	$18.48	$15.16	$13.26	$22.08	$17.64
Total Return(2)	24.08%	15.03%	(35.18)%	26.17%	12.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$220,030	$221,591	$189,082	$348,044	$254,350
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.08%	1.06%	1.06%	1.05%	1.07%
Net expenses	1.08%(4)	1.06%(4)	1.06%(4)	1.05%	1.07%
Net investment income	1.20%	1.54%	1.37%	0.62%	0.67%
Portfolio Turnover	31%	33%	48%	54%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
10
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2024	2023	2022	2021	2020
Net asset value — Beginning of year	$15.15	$13.26	$22.07	$17.64	$15.86
Income (Loss) From Operations
Net investment income(1)	$0.22	$0.24	$0.27	$0.14	$0.12
Net realized and unrealized gain (loss)	3.41	1.77	(7.45)	4.46	1.91
Total income (loss) from operations	$3.63	$2.01	$(7.18)	$4.60	$2.03
Less Distributions
From net investment income	$(0.31)	$(0.12)	$(0.34)	$(0.17)	$(0.25)
From net realized gain	—	—	(1.29)	—	—
Total distributions	$(0.31)	$(0.12)	$(1.63)	$(0.17)	$(0.25)
Net asset value — End of year	$18.47	$15.15	$13.26	$22.07	$17.64
Total Return(2)	24.17%	15.15%	(35.11)%	26.21%	12.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$88,100	$83,569	$86,404	$68,492	$48,475
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.00%	0.99%	0.99%	0.97%	1.00%
Net expenses	1.00%(4)	0.99%(4)	0.99%(4)	0.97%	1.00%
Net investment income	1.31%	1.53%	1.56%	0.69%	0.74%
Portfolio Turnover	31%	33%	48%	54%	62%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).
11
See Notes to Financial Statements.

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Opportunities Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation. The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to
12

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements — continued

receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2024, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$30,564,930	$ —	$30,564,930
Austria	—	4,475,376	—	4,475,376
Belgium	—	9,653,980	—	9,653,980
Canada	15,167,684	—	—	15,167,684
France	—	4,854,883	—	4,854,883
Germany	—	11,534,848	—	11,534,848
Ireland	—	3,135,996	—	3,135,996
Italy	—	29,261,705	—	29,261,705
Japan	—	99,673,948	—	99,673,948
Luxembourg	—	866,856	—	866,856
Netherlands	1,629,633	18,075,371	—	19,705,004
New Zealand	—	2,467,755	—	2,467,755
Norway	—	6,356,763	—	6,356,763
Portugal	—	2,203,536	—	2,203,536
Singapore	—	3,941,671	—	3,941,671
Spain	—	7,323,041	—	7,323,041
Sweden	—	17,141,367	—	17,141,367
Switzerland	—	8,328,270	—	8,328,270
United Kingdom	—	98,686,340	—	98,686,340
Total Common Stocks	$16,797,317	$358,546,636(1)	$ —	$375,343,953
Short-Term Investments:
Affiliated Fund	$1,838,250	$ —	$ —	$1,838,250
Securities Lending Collateral	26,763,236	—	—	26,763,236
Total Investments	$45,398,803	$358,546,636	$ —	$403,945,439

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
13

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements — continued

C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.75% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2024, the investment advisory fee amounted to $2,789,823.
Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL), in rendering investment advisory services to the Fund. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $5,399 relating to the Fund’s investment in the Liquidity Fund.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.34%, 2.09%, 1.09% and 1.05% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, no expenses were waived and/or reimbursed by CRM and EVAIL.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $446,371.
14

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2024 amounted to $162,870 and $35,768 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $5,756 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2024. The Fund was also informed that EVD received less than $100 and $323 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $27,509 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $113,688,677 and $183,400,219, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Year Ended September 30,
	2024	2023
Ordinary income	$6,814,818	$2,306,799
During the year ended September 30, 2024, distributable earnings was decreased by $1,587,977 and paid-in capital was increased by $1,587,977 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$10,192,037
Deferred capital losses	(40,703,269)
Net unrealized appreciation	61,377,945
Distributable earnings	$30,866,713
15

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements — continued

At September 30, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $40,703,269 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2024, $24,071,660 are short-term and $16,631,609 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$342,583,591
Gross unrealized appreciation	$74,820,537
Gross unrealized depreciation	(13,458,689)
Net unrealized appreciation	$61,361,848
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2024, the total value of securities on loan was $49,007,065 and the total value of collateral received was $52,349,745, comprised of cash of $26,763,236 and U.S. government and/or agencies securities of $25,586,509.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2024.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$26,763,236	$ —	$ —	$ —	$26,763,236
The carrying amount of the liability for deposits for securities loaned at September 30, 2024 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024.
16

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements — continued

6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on
October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2024. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2024. Effective October 22, 2024, the Fund renewed its line of credit agreement, which expires October 21, 2025, at substantially the same terms.
7  Affiliated Investments
During the year ended September 30, 2024, the Fund had invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board.
At September 30, 2024, the value of the Fund’s investment in the Notes and in funds that may be deemed to be affiliated was $1,838,250, which represents 0.5% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	$552,322	$ —	$ (560,000)	$ —	$7,678	$ —	$ 1,727	$ —
Short-Term Investments
Liquidity Fund	676,424	98,546,323	(97,384,497)	—	—	1,838,250	188,798	1,838,250
Total				$ —	$7,678	$1,838,250	$190,525
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	474,733	$8,003,858	404,779	$6,529,171
Reinvestment of distributions	55,457	957,737	14,003	218,307
Shares redeemed	(855,076)	(14,437,314)	(879,847)	(14,352,159)
Net decrease	(324,886)	$(5,475,719)	(461,065)	$(7,604,681)
17

Calvert
International Opportunities Fund
September 30, 2024
Notes to Financial Statements — continued

	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class C
Shares sold	10,175	$166,734	14,907	$234,892
Reinvestment of distributions	1,504	25,195	—	—
Shares redeemed	(44,864)	(733,503)	(53,262)	(828,434)
Net decrease	(33,185)	$(541,574)	(38,355)	$(593,542)
Class I
Shares sold	3,289,630	$54,114,118	5,015,593	$78,508,526
Reinvestment of distributions	218,017	3,671,411	73,452	1,117,208
Shares redeemed	(6,217,329)	(102,786,516)	(4,732,586)	(73,872,511)
Net increase (decrease)	(2,709,682)	$(45,000,987)	356,459	$5,753,223
Class R6
Shares sold	348,669	$5,734,863	339,939	$5,214,848
Reinvestment of distributions	90,952	1,529,814	51,163	777,165
Shares redeemed	(1,186,151)	(19,813,301)	(1,389,988)	(22,089,622)
Net decrease	(746,530)	$(12,548,624)	(998,886)	$(16,097,609)
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
18

Calvert
International Opportunities Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert International Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert International Opportunities Fund (the "Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
19

Calvert
International Opportunities Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $7,160,060, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2024 ordinary income dividends, 1.39% qualifies for the corporate dividends received deduction.
Foreign Tax Credit. For the fiscal year ended September 30, 2024, the Fund paid foreign taxes of $513,085 and recognized foreign source income of $8,548,260.
20

Calvert
International Opportunities Fund
September 30, 2024
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
21

Calvert
International Opportunities Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert International Opportunities Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2023. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2023, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2023. This data also indicated that the Fund
22

Calvert
International Opportunities Fund
September 30, 2024
Board of Directors' Contract Approval — continued

had underperformed its benchmark index for the one-, three- and five- year periods ended December 31, 2023. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) were above the median of the Fund’s expense group and the Fund’s total expenses were at the median of the Fund’s expense group. The Board took into account the Adviser’s and Sub-Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser and Sub-Adviser were waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specific asset levels would not be appropriate at this time. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
23

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CIOAX-NCSR 9.30.24

Calvert
Emerging Markets Advancement Fund
Annual Financial Statements and
Additional Information
September 30, 2024

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus and/or statement of additional information, which can be obtained by calling 1-800-368-2745 or from a financial intermediary. Prospective investors should read the prospectus carefully before investing.

Annual Financial Statements and Additional Information September 30, 2024
Calvert
Emerging Markets Advancement Fund

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Schedule of Investments

Common Stocks — 97.8%

Security	Shares	Value
Cyprus — 3.4%
Bank of Cyprus Holdings PLC	600,026	$ 3,099,142
		$ 3,099,142
Egypt — 1.0%
Commercial International Bank - Egypt (CIB)	502,000	$ 878,604
		$ 878,604
Georgia — 4.3%
Bank of Georgia Group PLC	22,902	$ 1,125,628
Georgia Capital PLC(1)	105,157	1,310,095
TBC Bank Group PLC	42,972	1,524,777
		$3,960,500
Greece — 17.0%
Alpha Services and Holdings SA	748,546	$1,299,835
Athens Water Supply & Sewage Co. SA	42,939	274,986
Eurobank Ergasias Services & Holdings SA, Class A	955,341	2,188,131
GEK TERNA SA	43,520	855,008
Hellenic Telecommunications Organization SA	86,110	1,485,872
JUMBO SA	50,849	1,456,413
LAMDA Development SA(1)	64,419	538,056
National Bank of Greece SA	290,969	2,487,368
Piraeus Financial Holdings SA	401,907	1,711,038
Public Power Corp. SA	164,154	2,200,282
Terna Energy SA	48,115	1,044,694
		$15,541,683
India — 15.6%
Angel One Ltd.	200	$6,114
Apollo Hospitals Enterprise Ltd.	1,998	171,737
Ashok Leyland Ltd.	30,101	84,570
Asian Paints Ltd.	7,643	303,032
AU Small Finance Bank Ltd.(2)	5,029	44,327
Avenue Supermarts Ltd.(1)(2)	3,975	242,311
Axis Bank Ltd.	32,364	475,582
Bajaj Finance Ltd.	1,200	110,180
Bajaj Finserv Ltd.	2,300	54,068
Bandhan Bank Ltd.(2)	11,793	27,955
Bank of Baroda	15,482	45,618
Bank of India	5,600	7,372
Bharti Airtel Ltd.	32,704	668,200
Biocon Ltd.	11,674	50,502
Britannia Industries Ltd.	2,374	179,666
BSE Ltd.	400	17,545
Central Depository Services India Ltd.(3)	600	10,283
CG Power & Industrial Solutions Ltd.	5,600	50,746
Cipla Ltd.	8,710	172,183
Coforge Ltd.	2,193	183,279
Crompton Greaves Consumer Electricals Ltd.	18,918	93,915
Dabur India Ltd.	4,163	31,019
Security	Shares	Value
India (continued)
Dixon Technologies India Ltd.(3)	781	$ 128,478
DLF Ltd.	19,843	211,801
Dr. Lal PathLabs Ltd.(2)	878	34,574
Embassy Office Parks REIT	20,528	96,047
Exide Industries Ltd.	2,700	16,171
Federal Bank Ltd.	23,934	56,138
FSN E-Commerce Ventures Ltd.(1)	38,254	89,222
GMR Airports Infrastructure Ltd.(1)	21,700	24,342
Godrej Consumer Products Ltd.	2,487	41,350
Godrej Properties Ltd.(1)	1,000	37,764
Havells India Ltd.	3,343	80,571
HCL Technologies Ltd.	18,501	396,272
HDFC Bank Ltd.	53,010	1,091,674
HDFC Life Insurance Co. Ltd.(2)	5,700	48,868
Hero MotoCorp Ltd.	3,715	253,924
Hindustan Unilever Ltd.	13,521	477,426
ICICI Bank Ltd.	52,124	791,600
IDFC First Bank Ltd.(1)	61,395	54,439
Indian Hotels Co. Ltd.	19,930	163,304
Indian Railway Catering & Tourism Corp. Ltd.	13,222	146,145
Indian Renewable Energy Development Agency Ltd.(1)	3,900	10,840
Indus Towers Ltd.(1)	18,453	85,904
IndusInd Bank Ltd.	11,840	204,026
Info Edge India Ltd.	3,779	367,804
IRB Infrastructure Developers Ltd.	15,600	11,349
IRCON International Ltd.(2)	3,000	8,158
Kotak Mahindra Bank Ltd.	17,460	387,195
KPIT Technologies Ltd.	5,354	104,053
Laurus Labs Ltd.(2)	5,460	29,997
LTIMindtree Ltd.(2)	3,349	249,518
MakeMyTrip Ltd.(1)	857	79,658
Marico Ltd.	1,455	12,062
Maruti Suzuki India Ltd.	2,252	355,823
Max Healthcare Institute Ltd.	11,179	132,540
Mphasis Ltd.	1,045	37,488
Multi Commodity Exchange of India Ltd.	200	13,534
NBCC India Ltd.	6,400	13,679
Nestle India Ltd.	7,691	247,525
One 97 Communications Ltd.(1)	2,200	18,147
Patanjali Foods Ltd.	2,007	39,910
PB Fintech Ltd.(1)	2,200	42,104
Persistent Systems Ltd.	2,896	188,422
Punjab National Bank	41,181	52,513
REC Ltd.	7,300	48,209
Shriram Finance Ltd.	2,000	85,731
Siemens Ltd.	2,483	214,331
Sona BLW Precision Forgings Ltd.(2)	3,300	29,077
State Bank of India	31,004	291,134
Sterling & Wilson Renewable(1)(3)	1,000	7,346
Suzlon Energy Ltd.(1)	67,500	64,563
Tata Consultancy Services Ltd.	13,438	684,643

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
India (continued)
Tata Elxsi Ltd.	687	$ 63,420
Tata Motors Ltd.	32,352	376,221
Tata Power Co. Ltd.	39,492	227,031
Tata Teleservices Maharashtra Ltd.(1)	10,694	10,813
Tech Mahindra Ltd.	14,419	271,647
Titan Co. Ltd.	6,830	311,816
Trent Ltd.	3,708	334,824
TVS Motor Co. Ltd.	1,933	65,801
Union Bank of India Ltd.	9,300	13,652
Vodafone Idea Ltd.(1)	256,518	31,728
Voltas Ltd.	2,965	65,452
Wipro Ltd.	37,112	239,161
WNS Holdings Ltd.(1)	586	30,888
Yes Bank Ltd.(1)	429,324	115,253
Zee Entertainment Enterprises Ltd.(1)	11,487	18,863
Zomato Ltd.(1)	193,626	629,305
		$14,193,472
Malaysia — 6.3%
AMMB Holdings Bhd.	202,900	$246,157
Axiata Group Bhd.	98,500	60,040
CELCOMDIGI Bhd.	261,600	236,236
CIMB Group Holdings Bhd.	407,800	797,998
Fraser & Neave Holdings Bhd.	8,600	65,132
Gamuda Bhd.	195,334	382,119
Hong Leong Bank Bhd.	36,100	189,009
IHH Healthcare Bhd.	138,200	239,478
IJM Corp. Bhd.	297,900	211,973
Inari Amertron Bhd.	94,500	66,533
Maxis Bhd.	85,300	81,729
Mr. DIY Group M Bhd.(2)	271,600	139,280
Petronas Gas Bhd.	63,500	277,179
PPB Group Bhd.	93,100	325,916
Press Metal Aluminium Holdings Bhd.	309,100	380,014
Public Bank Bhd.	664,600	734,635
RHB Bank Bhd.	97,000	145,373
SD Guthrie Bhd.	263,700	305,880
Telekom Malaysia Bhd.	41,200	66,933
Tenaga Nasional Bhd.	200,500	702,967
TIME dotCom Bhd.	39,100	44,898
		$5,699,479
Philippines — 3.0%
Bank of the Philippine Islands	274,710	$665,410
BDO Unibank, Inc.	342,220	969,054
Globe Telecom, Inc.	4,450	180,404
GT Capital Holdings, Inc.	15,790	205,698
Monde Nissin Corp.(2)	838,300	151,847
PLDT, Inc.	12,695	337,011
Universal Robina Corp.	118,920	220,729
		$2,730,153
Security	Shares	Value
Poland — 8.9%
Allegro.eu SA(1)(2)	49,021	$ 443,223
Bank Millennium SA(1)	81,000	179,013
Bank Polska Kasa Opieki SA	21,321	814,032
Budimex SA	1,764	273,722
CCC SA(1)	4,256	187,517
CD Projekt SA	8,118	367,330
Cyfrowy Polsat SA(1)	40,735	134,861
Dino Polska SA(1)(2)	4,422	402,530
Inter Cars SA	1,648	220,764
KGHM Polska Miedz SA	27,028	1,117,661
KRUK SA	2,568	295,807
LPP SA	98	401,694
mBank SA(1)	1,723	276,477
Orange Polska SA	104,046	228,219
PGE Polska Grupa Energetyczna SA(1)	117,408	219,442
Powszechna Kasa Oszczednosci Bank Polski SA	100,051	1,457,961
Powszechny Zaklad Ubezpieczen SA	67,845	741,681
Santander Bank Polska SA	3,208	379,084
		$8,141,018
Romania — 0.1%
NEPI Rockcastle NV	12,033	$101,996
		$101,996
Slovenia — 2.3%
Nova Ljubljanska Banka DD GDR(3)	80,100	$2,130,855
		$2,130,855
South Africa — 4.8%
Absa Group Ltd.	19,208	$195,005
Anglo American Platinum Ltd.(4)	1,100	39,570
Aspen Pharmacare Holdings Ltd.	8,241	92,835
Bid Corp. Ltd.(4)	7,797	199,910
Bidvest Group Ltd.(4)	8,070	136,818
Capitec Bank Holdings Ltd.	2,118	372,417
Clicks Group Ltd.	5,390	123,782
Discovery Ltd.	12,099	120,480
FirstRand Ltd.	134,884	647,079
Gold Fields Ltd.	27,330	423,831
Growthpoint Properties Ltd.	47,500	38,548
Investec Ltd.	4,000	30,342
Kumba Iron Ore Ltd.	1,300	30,185
Mr. Price Group Ltd.	5,955	93,234
MTN Group Ltd.	42,168	223,916
MultiChoice Group(1)	4,100	25,935
Nedbank Group Ltd.	11,257	194,427
Northam Platinum Holdings Ltd.	10,152	64,138
Old Mutual Ltd.(4)	116,178	92,231
OUTsurance Group Ltd.	17,885	60,193
Pepkor Holdings Ltd.(2)	26,200	36,500
Remgro Ltd.	11,389	103,725

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
South Africa (continued)
Sanlam Ltd.	52,212	$ 265,575
Shoprite Holdings Ltd.(4)	10,582	180,733
Standard Bank Group Ltd.	32,445	454,357
Vodacom Group Ltd.	12,388	78,633
Woolworths Holdings Ltd.(4)	19,523	76,948
		$ 4,401,347
Taiwan — 13.0%
Accton Technology Corp.	11,000	$ 184,048
Acer, Inc.	85,000	109,406
Advantech Co. Ltd.	10,000	101,323
Airtac International Group	4,000	114,564
ASE Technology Holding Co. Ltd.	41,000	194,443
Asia Vital Components Co. Ltd.	6,000	111,162
AUO Corp.	220,000	117,987
Catcher Technology Co. Ltd.	19,000	141,813
Cathay Financial Holding Co. Ltd.	97,000	203,675
Chailease Holding Co. Ltd.	28,929	148,795
Chroma ATE, Inc.	14,000	164,373
Chunghwa Telecom Co. Ltd.	49,000	193,953
Compal Electronics, Inc.	118,000	123,823
Delta Electronics, Inc.	19,000	226,690
E Ink Holdings, Inc.	20,000	185,396
Elite Material Co. Ltd.	8,000	112,949
Evergreen Marine Corp. Taiwan Ltd.	18,000	114,396
Far Eastern New Century Corp.	115,000	138,754
Far EasTone Telecommunications Co. Ltd.	50,000	143,099
First Financial Holding Co. Ltd.	6,090	5,270
Fubon Financial Holding Co. Ltd.	86,550	246,405
Gigabyte Technology Co. Ltd.	14,000	114,175
Globalwafers Co. Ltd.	7,000	100,345
Hiwin Technologies Corp.	18,000	121,460
Hotai Motor Co. Ltd.	4,000	88,983
Hua Nan Financial Holdings Co. Ltd.	1,570	1,274
Innolux Corp.	254,320	129,423
Inventec Corp.	79,000	107,347
Lite-On Technology Corp.	40,000	125,532
MediaTek, Inc.	12,000	442,266
Mega Financial Holding Co. Ltd.	5,610	6,964
Micro-Star International Co. Ltd.	22,000	120,269
Novatek Microelectronics Corp.	11,000	179,095
President Chain Store Corp.	15,000	139,514
Quanta Computer, Inc.	28,000	233,358
Realtek Semiconductor Corp.	11,000	163,268
Shin Kong Financial Holding Co. Ltd.(1)	497,516	188,027
Sino-American Silicon Products, Inc.	18,000	100,528
SinoPac Financial Holdings Co. Ltd.	5,950	4,558
Taishin Financial Holding Co. Ltd.	10,240	5,943
Taiwan Mobile Co. Ltd.	37,000	134,428
Taiwan Semiconductor Manufacturing Co. Ltd.	160,000	4,824,660
Tatung Co. Ltd.(1)	77,000	119,308
Security	Shares	Value
Taiwan (continued)
TCC Group Holdings Co. Ltd.	107,000	$ 114,005
Teco Electric & Machinery Co. Ltd.	74,000	113,700
Unimicron Technology Corp.	22,000	99,901
Uni-President Enterprises Corp.	55,000	150,487
United Microelectronics Corp.	127,000	214,054
Walsin Lihwa Corp.	118,000	130,259
WPG Holdings Ltd.	50,000	118,306
Yageo Corp.	7,169	141,122
Yuanta Financial Holding Co. Ltd.	237,660	237,588
		$11,852,471
Thailand — 5.1%
Advanced Info Service PCL(5)	33,900	$273,549
Advanced Info Service PCL	23,800	192,049
Bangkok Bank PCL	14,000	65,271
Bangkok Bank PCL(5)	18,000	83,920
Bangkok Dusit Medical Services PCL	193,400	179,635
Bangkok Dusit Medical Services PCL(5)	302,200	280,691
Bumrungrad Hospital PCL(5)	10,500	87,285
Bumrungrad Hospital PCL	8,400	69,828
Central Pattana PCL(5)	74,800	154,762
Central Pattana PCL	47,900	99,106
Central Retail Corp. PCL(5)	123,500	118,200
Central Retail Corp. PCL(2)	112,600	107,767
Charoen Pokphand Foods PCL(5)	120,000	88,964
Charoen Pokphand Foods PCL	93,300	69,169
CP ALL PCL(5)	202,800	411,036
CP ALL PCL	136,700	277,064
Delta Electronics Thailand PCL(5)	138,500	457,488
Delta Electronics Thailand PCL	88,800	293,321
Energy Absolute PCL(5)	82,900	22,794
Home Product Center PCL(5)	234,600	75,378
Home Product Center PCL	222,300	71,426
Indorama Ventures PCL(5)	46,000	35,206
Intouch Holdings PCL(5)	26,600	76,228
Intouch Holdings PCL	25,100	71,930
Kasikornbank PCL(5)	18,500	86,133
Kasikornbank PCL	15,600	72,631
Krungthai Card PCL(5)	33,300	50,172
Krungthai Card PCL	42,500	64,033
Land & Houses PCL(5)	452,800	89,605
Land & Houses PCL	343,700	68,015
Minor International PCL(5)	109,600	95,926
Minor International PCL	69,300	60,654
Muangthai Capital PCL(5)	20,900	31,899
SCB X PCL(5)	26,500	89,536
SCB X PCL	19,800	66,899
SCG Packaging PCL(5)	32,900	29,495
TMBThanachart Bank PCL(5)	771,400	47,032
WHA Corp. PCL(5)	452,900	76,716

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Schedule of Investments — continued

Security	Shares	Value
Thailand (continued)
WHA Corp. PCL	387,800	$ 65,689
		$ 4,656,502
United Arab Emirates — 9.9%
Abu Dhabi Commercial Bank PJSC	283,856	$ 650,693
Aldar Properties PJSC	1,507,492	3,084,124
Americana Restaurants International PLC - Foreign Co.	584,104	421,564
Dubai Financial Market PJSC	188,038	67,045
Dubai Islamic Bank PJSC	116,847	200,462
Emirates Integrated Telecommunications Co. PJSC	158,471	301,318
Emirates Telecommunications Group Co. PJSC	588,273	2,962,437
Fertiglobe PLC	90,265	64,147
First Abu Dhabi Bank PJSC	334,719	1,251,459
		$9,003,249
United Kingdom — 0.1%
Pepco Group NV(1)(3)	20,032	$106,878
		$106,878
Vietnam — 3.0%
Digiworld Corp.	377,260	$717,445
FPT Corp.	319,920	1,751,580
Gemadept Corp.	91,800	291,728
		$2,760,753
Total Common Stocks (identified cost $69,256,871)		$89,258,102

Short-Term Investments — 0.0%(6)

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 4.83%(7)	17,570	$ 17,570
Total Short-Term Investments (identified cost $17,570)		$ 17,570

Total Investments — 97.8% (identified cost $69,274,441)	$89,275,672
Other Assets, Less Liabilities — 2.2%	$ 1,983,932
Net Assets — 100.0%	$91,259,604

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2024, the aggregate value of these securities is $1,995,932 or 2.2% of the Fund's net assets.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2024, the aggregate value of these securities is $2,383,840 or 2.5% of the Fund's net assets.
(4)	All or a portion of this security was on loan at September 30, 2024. The aggregate market value of securities on loan at September 30, 2024 was $115,659.
(5)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.
(6)	Amount is less than 0.05%.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2024.

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Schedule of Investments — continued

At September 30, 2024, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	39.6%
Information Technology	16.1
Communication Services	10.0
Consumer Discretionary	7.8
Utilities	5.4
Real Estate	5.1
Consumer Staples	4.8
Industrials	4.4
Materials	2.9
Health Care	1.7
Total	97.8%
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,827,451	EUR	1,650,000	UBS AG	10/4/24	$ —	$(9,388)
USD	22,586,186	EUR	20,393,000	UBS AG	10/4/24	—	(116,035)
USD	1,368,295	KRW	1,829,000,000	Goldman Sachs International	10/15/24	—	(19,212)
USD	4,896,523	KRW	6,544,000,000	Standard Chartered Bank	10/15/24	—	(67,854)
INR	356,900,000	USD	4,234,644	Goldman Sachs International	12/18/24	8,852	—
INR	215,000,000	USD	2,550,566	Goldman Sachs International	12/18/24	5,756	—
KRW	8,625,000,000	USD	6,471,436	Goldman Sachs International	12/18/24	92,562	—
KRW	1,175,000,000	USD	881,722	Goldman Sachs International	12/18/24	12,504	—
TWD	42,817,602	USD	1,354,816	Goldman Sachs International	12/18/24	9,960	—
TWD	95,000,000	USD	2,999,612	UBS AG	12/18/24	28,436	—
TWD	33,829,000	USD	1,068,070	UBS AG	12/18/24	10,202	—
TWD	43,000,000	USD	1,363,122	UBS AG	12/18/24	7,468	—
TWD	32,199,000	USD	1,021,637	UBS AG	12/18/24	4,680	—
TWD	5,000,000	USD	157,920	UBS AG	12/18/24	1,451	—
TWD	2,148,881	USD	69,015	UBS AG	12/18/24	—	(522)
USD	1,071,927	KRW	1,427,000,000	UBS AG	12/18/24	—	(14,081)
USD	1,439,910	PHP	80,473,716	Goldman Sachs International	12/18/24	6,617	—
USD	1,216,654	PHP	68,121,425	UBS AG	12/18/24	3,363	—
						$191,851	$(227,092)

Abbreviations:
GDR	– Global Depositary Receipt
OTC	– Over-the-counter
PCL	– Public Company Limited

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Schedule of Investments — continued

Currency Abbreviations:
EUR	– Euro
INR	– Indian Rupee
KRW	– South Korean Won
PHP	– Philippines Peso
TWD	– New Taiwan Dollar
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Statement of Assets and Liabilities

September 30, 2024
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $69,256,871) - including $115,659 of securities on loan	$89,258,102
Investments in securities of affiliated issuers, at value (identified cost $17,570)	17,570
Receivable for open forward foreign currency exchange contracts	191,851
Cash	121
Cash denominated in foreign currency, at value (cost $2,238,226)	2,259,166
Deposits for derivatives collateral - forward foreign currency exchange contracts	1,820,000
Receivable for investments sold	2,532,103
Receivable for capital shares sold	117,421
Dividends receivable	151,569
Dividends receivable - affiliated	4,731
Securities lending income receivable	39
Tax reclaims receivable	24,531
Receivable from affiliates	75,039
Directors' deferred compensation plan	1,586
Total assets	$96,453,829
Liabilities
Cash collateral due to broker	$120,000
Payable for open forward foreign currency exchange contracts	227,092
Payable for line of credit	600,000
Payable for investments purchased	3,609,478
Payable for capital shares redeemed	38,446
Payable for foreign capital gains taxes	424,605
Payable to affiliates:
Investment advisory fee	46,439
Administrative fee	8,875
Distribution and service fees	614
Sub-transfer agency fee	499
Directors' deferred compensation plan	1,586
Accrued expenses	116,591
Total liabilities	$5,194,225
Net Assets	$91,259,604
Sources of Net Assets
Paid-in capital	$82,487,236
Distributable earnings	8,772,368
Net Assets	$91,259,604
Class A Shares
Net Assets	$3,113,610
Shares Outstanding	260,608
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.95
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$12.61

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Statement of Assets and Liabilities — continued

September 30, 2024
Class I Shares
Net Assets	$88,145,994
Shares Outstanding	7,318,173
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Statement of Operations

Year Ended
September 30, 2024
Investment Income
Dividend income (net of foreign taxes withheld of $334,869)	$2,744,792
Dividend income - affiliated issuers	57,377
Interest income (net of foreign taxes withheld of $23)	6,848
Securities lending income, net	12,320
Total investment income	$2,821,337
Expenses
Investment advisory fee	$577,104
Administrative fee	109,924
Distribution and service fees:
Class A	6,331
Directors' fees and expenses	5,415
Custodian fees	110,730
Transfer agency fees and expenses	43,030
Accounting fees	23,474
Professional fees	116,151
Registration fees	37,275
Reports to shareholders	6,789
Interest expense and fees	23,208
Miscellaneous	23,201
Total expenses	$1,082,632
Waiver and/or reimbursement of expenses by affiliates	$(184,480)
Net expenses	$898,152
Net investment income	$1,923,185
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities (net of foreign capital gains taxes of $135,917)	$766,778
Futures contracts	98,452
Foreign currency transactions	50,836
Forward foreign currency exchange contracts	200,783
Net realized gain	$1,116,849
Change in unrealized appreciation (depreciation):
Investment securities (including net increase in payable for foreign capital gains taxes of $344,043)	$16,398,790
Futures contracts	188,760
Foreign currency	24,917
Forward foreign currency exchange contracts	(890,141)
Net change in unrealized appreciation (depreciation)	$15,722,326
Net realized and unrealized gain	$16,839,175
Net increase in net assets from operations	$18,762,360

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Statements of Changes in Net Assets

	Year Ended September 30,
	2024	2023
Increase (Decrease) in Net Assets
From operations:
Net investment income	$1,923,185	$1,306,126
Net realized gain (loss)	1,116,849	(3,465,030)
Net change in unrealized appreciation (depreciation)	15,722,326	8,002,256
Net increase in net assets from operations	$18,762,360	$5,843,352
Distributions to shareholders:
Class A	$(65,901)	$(95,421)
Class I	(3,027,385)	(4,071,452)
Total distributions to shareholders	$(3,093,286)	$(4,166,873)
Capital share transactions:
Class A	$541,944	$840,988
Class I	(18,375,015)	17,857,741
Net increase (decrease) in net assets from capital share transactions	$(17,833,071)	$18,698,729
Net increase (decrease) in net assets	$(2,163,997)	$20,375,208
Net Assets
At beginning of year	$93,423,601	$73,048,393
At end of year	$91,259,604	$93,423,601

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Financial Highlights

	Class A
	Year Ended September 30,
	2024	2023	2022	2021	2020(1)
Net asset value — Beginning of year	$10.05	$9.79	$12.39	$10.64	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.22	$0.13	$0.17	$0.09	$0.10
Net realized and unrealized gain (loss)	1.99	0.66	(2.23)	1.67	0.59
Total income (loss) from operations	$2.21	$0.79	$(2.06)	$1.76	$0.69
Less Distributions
From net investment income	$(0.31)	$(0.53)	$(0.06)	$(0.01)	$ —
From net realized gain	—	—	(0.48)	—	(0.05)
Total distributions	$(0.31)	$(0.53)	$(0.54)	$(0.01)	$(0.05)
Net asset value — End of year	$11.95	$10.05	$9.79	$12.39	$10.64
Total Return(3)	22.50%	8.18%	(17.42)%	16.54%	6.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,114	$2,133	$1,270	$477	$91
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.42%(5)	1.35%(5)	1.36%(6)	1.41%	1.83%
Net expenses	1.22%(5)(7)	1.21%(5)(7)	1.22%(6)(7)	1.20%	1.20%
Net investment income	2.03%	1.31%	1.53%	0.68%	0.99%
Portfolio Turnover	76%	82%	45%	64%	66%

(1)	The Fund commenced operations on October 1, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes interest expense and fees of 0.02% and 0.01% of average daily net assets for the years ended September 30, 2024 and 2023, respectively.
(6)	Includes interest expense from bank overdrafts of 0.02%.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022).

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2024	2023	2022	2021	2020(1)
Net asset value — Beginning of year	$10.13	$9.85	$12.44	$10.66	$10.00
Income (Loss) From Operations
Net investment income(2)	$0.23	$0.16	$0.19	$0.09	$0.12
Net realized and unrealized gain (loss)	2.02	0.66	(2.23)	1.71	0.59
Total income (loss) from operations	$2.25	$0.82	$(2.04)	$1.80	$0.71
Less Distributions
From net investment income	$(0.34)	$(0.54)	$(0.07)	$(0.02)	$ —
From net realized gain	—	—	(0.48)	—	(0.05)
Total distributions	$(0.34)	$(0.54)	$(0.55)	$(0.02)	$(0.05)
Net asset value — End of year	$12.04	$10.13	$9.85	$12.44	$10.66
Total Return(3)	22.80%	8.48%	(17.20)%	16.85%	7.14%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$88,146	$91,291	$71,779	$57,772	$41,792
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.17%(5)	1.10%(5)	1.11%(6)	1.16%	1.58%
Net expenses	0.97%(5)(7)	0.96%(5)(7)	0.97%(6)(7)	0.95%	0.95%
Net investment income	2.10%	1.52%	1.61%	0.71%	1.15%
Portfolio Turnover	76%	82%	45%	64%	66%

(1)	The Fund commenced operations on October 1, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes interest expense and fees of 0.02% and 0.01% of average daily net assets for the years ended September 30, 2024 and 2023, respectively.
(6)	Includes interest expense from bank overdrafts of 0.02%.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005%, 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2024, 2023 and 2022, respectively).

See Notes to Financial Statements.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Emerging Markets Advancement Fund (the Fund) is a diversified series of Calvert World Values Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the
Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2024, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Cyprus	$3,099,142	$ —	$ —	$3,099,142
Egypt	878,604	—	—	878,604
Georgia	—	3,960,500	—	3,960,500
Greece	—	15,541,683	—	15,541,683
India	110,546	14,082,926	—	14,193,472
Malaysia	—	5,699,479	—	5,699,479
Philippines	—	2,730,153	—	2,730,153
Poland	—	8,141,018	—	8,141,018
Romania	—	101,996	—	101,996
Slovenia	—	2,130,855	—	2,130,855
South Africa	—	4,401,347	—	4,401,347
Taiwan	—	11,852,471	—	11,852,471
Thailand	—	4,656,502	—	4,656,502
United Arab Emirates	—	9,003,249	—	9,003,249
United Kingdom	—	106,878	—	106,878
Vietnam	—	2,760,753	—	2,760,753
Total Common Stocks	$4,088,292	$85,169,810(1)	$ —	$89,258,102
Short-Term Investments	$17,570	$ —	$ —	$17,570
Total Investments	$4,105,862	$85,169,810	$ —	$89,275,672
Forward Foreign Currency Exchange Contracts	$ —	$191,851	$ —	$191,851
Total	$4,105,862	$85,361,661	$ —	$89,467,523
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$(227,092)	$ —	$(227,092)
Total	$ —	$(227,092)	$ —	$(227,092)

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes—  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.63% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2024, the investment advisory fee amounted to $577,104. Pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2024, the investment advisory fee paid was reduced by $1,622 relating to the Fund’s investment in the Liquidity Fund.
CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.20% and 0.95% for Class A and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement may be changed or terminated after February 1, 2025. For the year ended September 30, 2024, CRM and EVAIL waived and/or reimbursed expenses in total of $182,858.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2024, CRM was paid administrative fees of $109,924.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2024 amounted to $6,331 for Class A shares.
The Fund was informed that EVD received $158 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2024. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2024, sub-transfer agency fees and expenses incurred to EVM amounted to $1,844 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $225,000 ($214,000 prior to January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2024, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $67,494,243 and $87,925,379, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2024 and September 30, 2023 was as follows:
	Year Ended September 30,
	2024	2023
Ordinary income	$3,093,286	$4,166,873
During the year ended September 30, 2024, distributable earnings was decreased by $157,845 and paid-in capital was increased by $157,845 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

As of September 30, 2024, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$1,019,141
Deferred capital losses	(11,014,673)
Net unrealized appreciation	18,767,900
Distributable earnings	$8,772,368
At September 30, 2024, the Fund, for federal income tax purposes, had deferred capital losses of $11,014,673 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2024, $11,014,673 are short-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2024, as determined on a federal income tax basis, were as follows:
Aggregate cost	$70,174,479
Gross unrealized appreciation	$19,933,928
Gross unrealized depreciation	(761,080)
Net unrealized appreciation	$19,172,848
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2024 is included in the Schedule of Investments. At September 30, 2024, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Equity Price Risk: During the year ended September 30, 2024, the Fund entered into equity futures contracts to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: During the year ended September 30, 2024, the Fund entered into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2024, the fair value of derivatives with credit-related contingent features in a net liability position was $227,092. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $1,700,000 at September 30, 2024.
The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement(s), which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2024, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$191,851	$(227,092)
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2024.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs International	$136,251	$(19,212)	$ —	$(117,039)	$ —
UBS AG	55,600	(55,600)	—	—	—
	$191,851	$(74,812)	$ —	$(117,039)	$ —

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Goldman Sachs International	$(19,212)	$19,212	$ —	$ —	$ —
Standard Chartered Bank	(67,854)	—	—	67,854	—
UBS AG	(140,026)	55,600	—	84,426	—
	$(227,092)	$74,812	$ —	$152,280	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2024 was as follows:
Statement of Operations Caption	Equity price	Foreign exchange	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ —	$200,783	$200,783
Futures contracts	98,452	—	98,452
Total	$98,452	$200,783	$299,235
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ —	$(890,141)	$(890,141)
Futures contracts	188,760	—	188,760
Total	$188,760	$(890,141)	$(701,381)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2024, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*
$3,598,000	$51,548,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2024, the total value of securities on loan was $115,659 and the total value of collateral received was $125,005, comprised of U.S. government and/or agencies securities.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings generally at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

At September 30, 2024, the Fund had a balance outstanding pursuant to this line of credit of $600,000 at an annual interest rate of 8.00%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2024. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2024. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2024 were $279,781 and 6.46%, respectively.
Effective October 22, 2024, the Fund renewed its line of credit agreement, which expires October 21, 2025, at substantially the same terms.
8  Affiliated Investments
At September 30, 2024, the value of the Fund’s investment in funds that may be deemed to be affiliated was $17,570, which represents less than 0.05% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2024 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,086	$43,774,754	$(43,762,270)	$ —	$ —	$17,570	$57,377	17,570
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended September 30, 2024		Year Ended September 30, 2023
	Shares	Amount	Shares	Amount
Class A
Shares sold	83,672	$928,746	137,808	$1,414,459
Reinvestment of distributions	6,342	65,901	9,767	95,421
Shares redeemed	(41,643)	(452,703)	(64,996)	(668,892)
Net increase	48,371	$541,944	82,579	$840,988
Class I
Shares sold	1,135,445	$12,477,467	2,097,744	$21,852,739
Reinvestment of distributions	289,690	3,027,257	414,379	4,069,197
Shares redeemed	(3,121,354)	(33,879,739)	(784,442)	(8,064,195)
Net increase (decrease)	(1,696,219)	$(18,375,015)	1,727,681	$17,857,741
At September 30, 2024, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Growth Allocation Fund owned in the aggregate 48.2% of the value of the outstanding shares of the Fund.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country, and by acts of terrorism and war. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Emerging Markets Advancement Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Emerging Markets Advancement Fund (the “Fund") (one of the funds constituting Calvert World Values Fund, Inc.), including the schedule of investments, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended September 30, 2020 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 21, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2024, the Fund designates approximately $1,933,225, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2024, the Fund paid foreign taxes of $367,250 and recognized foreign source income of $3,027,030.

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Board of Directors' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 10-11, 2024, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Board of Directors' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Emerging Markets Advancement Fund (the “Fund”), and the investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (the “Sub-Adviser”), an affiliate of CRM, including the fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement and the investment sub-advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser and Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with the Adviser and Sub-Adviser through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the investment sub-advisory agreement and the Sub-Adviser’s experience in managing the Fund. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-Adviser under the investment advisory agreement and investment sub-advisory agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one- and three-year periods ended December 31, 2023. This performance data indicated that the Fund had outperformed the median of its peer universe and benchmark index for the one- and three-year periods ended December 31, 2023. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) were at the median of the Fund’s expense group and the Fund’s total expenses (net of waivers and/or

Calvert
Emerging Markets Advancement Fund
September 30, 2024
Board of Directors' Contract Approval — continued

reimbursements) were below the median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management and sub-advisory fees were reasonable in view of the nature, extent and quality of services provided by the Adviser and Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, provided sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. Based upon its review, the Board concluded that the level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not necessary at this time. Because the Adviser pays the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the continuation of the investment sub-advisory agreement. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

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CEFAX-NCSR 9.30.24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

The information is disclosed as part of the Financial Statements included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included in Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Principal Financial Officer’s Section 302 certification.

(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calvert World Values Fund, Inc.

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date:	November 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Principal Financial Officer

Date:	November 25, 2024

By:	/s/ Von M. Hughes
Von M. Hughes
Principal Executive Officer

Date:	November 25, 2024